UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

433 California Street, 11th Floor San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

433 California Street, 11th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

The following is a copy of the reports transmitted to shareholders of the Forward Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Banking and Finance Fund, the Forward Growth Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Real Estate Fund, the Forward Small Cap Equity Fund and the Forward Mini-Cap Fund, each a series of the registrant, pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). The report transmitted to shareholders of the Accessor series, which were reorganized as series of the registrant effective September 1, 2008, has been or will be submitted in a separate Form N-CSR.

Forward Funds

Annual Report

Forward Emerging Markets Fund

Forward International Equity Fund

Forward International Small Companies Fund

Forward Large Cap Equity Fund

Forward Banking and Finance Fund

Forward Growth Fund

Forward Legato Fund

Forward Long/Short Credit Analysis Fund

Forward International Fixed Income Fund

Forward Real Estate Fund

December 31, 2008

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2008

1

Shareholder Update	December 31, 2008

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

I write this letter in the aftermath of one of the most difficult years investors have faced in our lifetime. As I look for answers in a maelstrom of market turmoil, one word continues to surface in my thoughts—transparency. Webster’s Dictionary defines transparent as being free from pretense or deceit, as well as characterized by visibility or accessibility of information, especially concerning business practices. At Forward, transparency is one of our core values, and we strive to be open and transparent in all of our dealings with shareholders.

Some have likened the impact of these cataclysmic failures to that of an asteroid hitting Wall Street. Like the asteroid that devastated the Yucatan peninsula 65 million years ago, this most recent impact will cause an extinction of those denizens unable to adapt to the changed environment. However, new species will adapt and eventually flourish. Clearly one of the ways that firms must adapt is to become more open, accessible and transparent with investors. Investors must have an informed view of the risks and exposures they face when participating in the capital markets.

After a year where stocks went down, bonds went down, commodities went down, hedge funds lost money and certain imprudent money market funds faced failure, it may be tempting to conclude that there is little benefit in diversification. At Forward, we wholeheartedly disagree. While panics do tend to cause mass sell-offs across the various capital markets, when the dust settles, local markets and different asset classes typically return to their own unique rhythms and cycles. Past experience has shown that diversifying across various return patterns and rebalancing assets to an identified level of tolerable risk benefits investors. Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon, and we believe such an evaluation is best undertaken with a financial advisor or an investment professional.

As we remain focused on looking forward, 2008 also has been a year of growth for Forward Funds. In September, we added the Accessor Funds to the Forward Funds family. We now offer investors 31 mutual funds in no-load and load share classes, and we will continue to develop unique offerings in new and emerging asset classes that may contribute to an investor’s overall return and dampen volatility of their investment portfolio.

In fact, we have already launched the Accessor Frontier Markets Fund. This nascent area of the investment landscape is reminiscent of the emerging markets twenty years ago, and we are encouraged by the compelling growth rates of the frontier economies and their historically uncorrelated returns to other assets classes.

December 31, 2008	2

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2008, and thank you for the continued confidence that you place in our Funds.

Best regards,

J. Alan Reid, Jr.

CEO

Forward Management, LLC

In order to align and simplify the names of our mutual funds, we have renamed the following fund, as of January 20, 2009:

Current Name	New Name
Forward Progressive Real Estate Fund	Forward Real Estate Fund

Please note that the ticker symbols and CUSIPs for this fund will not change.

You should consider the investment objectives, risks, charges and expenses of the Accessor Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 882-9612 or by downloading one from www.accessor.com. It should be read carefully before investing.

You should consider the investment objectives, risks, charges and expenses of the Forward Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 999-6809 or by downloading one from www.forwardfunds.com. It should be read carefully before investing.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investing in foreign securities, especially emerging markets will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

J. Alan Reid, Jr. is a registered representative of ALPS Distributors, Inc.

Accessor Funds are distributed by SEI Investments Distribution Co., which is not affiliated with Forward Management, LLC.

Forward Funds are distributed by ALPS Distributors Inc.

3	December 31, 2008

Forward Emerging Markets Fund

The developed markets’ banking crisis, which resumed in September 2008, continued and deepened into the final quarter of the year causing widespread financial dislocation and further extensive sell-offs in equities of all classes. Emerging markets performed particularly poorly against this backdrop with the index down 27.6%. A decline of more than 50% in the oil price over the fourth quarter, coupled with increasing evidence of slowing momentum in emerging economies, led to emerging markets trailing the performance of the MSCI World Index [-21.8%] over the quarter. For 2008 as a whole, emerging markets dropped 53.3% and failed to achieve a seventh consecutive year of outperformance against developed markets [-40.7%]. The final few weeks of 2008 saw some recovery in equity prices, which helped the MSCI Emerging Market Index close the year 24.8% higher than the low reached on October 27, 2008. This low point for 2008 was almost a year after the Emerging Market Index had reached an all time high (363 days, to be exact). The fall from peak to trough was 66%.

For the year, the Fund’s Institutional Class shares returned -55.19% and its benchmark, the MSCI Emerging Markets Index, returned -53.18%.

During the last two quarters of the year, Russia posted the largest decline across the MSCI Emerging Market Index, while China was the best-performing market at year end. At a regional level, heavy falls in Russia, combined with declines in Hungary and Poland, led to underperformance from EMEA. Less severe declines from stocks in China and Taiwan helped Asia to be the best-performing region during the final quarter. Within Latin America, Peru was the best performer, while Argentina was the major laggard.

In Asia, China posted the best performance across the region as investors reacted positively to the monetary and fiscal stimulus packages announced during the period. Chinese equities rose by 50.3% from the lows reached on October 27, 2008. Korea had a difficult fourth quarter but recovered significant ground from the market low reached on November 20, 2008. Companies in the Industrial sector have seen the most volatility in share-price performance.

In South East Asia, news from India was dominated by the shocking attacks in the center of Mumbai in November, which killed almost two hundred people and briefly paralyzed the commercial heart of the nation. Although we do not expect a direct impact on the economy or the market, India’s dependence on capital flows is having a tangible economic impact. At year end, India was reporting deteriorating numbers for property launches, auto sales and software services order books while industrial production growth has turned negative for the first time in 14 years.

Within EMEA, Russia was the worst-performing emerging market for the second consecutive quarter and left the country in the unfortunate position of being the poorest-performing emerging market over the year with a fall of 73.9%. Investor attention has focused on the impact of the falling oil price on the economy and the ruble exchange rate in particular.

Elsewhere within the EMEA region, Turkey was a poor performer as weakness in local stock prices was accentuated by a 17% decline in the Turkish lira against the US dollar over the quarter. Turkey’s relatively high trade exposure to Western Europe and the auto industry in particular is beginning to impact economic growth indicators. Returns from the Czech Republic, Poland and Hungary have been impacted by concerns over the reliance for these economies on exports to major industrial economies. Exports to the G3 economies account for more than a quarter of GDP for each of the three countries.

December 31, 2008	4

Forward Emerging Markets Fund

In Latin America, Peru was the most resilient market within the region during the fourth quarter, aided by a strong recovery in the share price of index heavyweight Southern Copper which rallied 75% from the mid-November low. Chile also suffered during this difficult quarter, but over the course of 2008 was the most resilient market in Latin America thanks to a relatively high [30%] index representation in utility companies.

The end-of-year corporate reporting season is likely to see further downgrades to earnings estimates across emerging markets. At the start of the year, analysts had forecast earnings growth of 16% for emerging stocks over 2008, with 60% of this growth coming from companies in the energy and materials sectors. Consensus estimates for earnings growth for 2008 have now fallen to just 1% and 2009 estimates are at zero growth. How far can earnings fall? Between May 1997 and June 1999, earnings across emerging markets fell by two thirds, whilst between August 2001 and July 2002, earnings contracted by 18%. It is unlikely that earnings will show such a steep decline but careful stock picking will be required to navigate around major earnings disappointments over the first quarter of the 2009. As a reminder, current or future portfolio holdings are subject to risk.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index figures do not reflect any deduction for fees, expenses or taxes.

The MSCI World Index is a free float-adjusted market capitalization index designed to measure global developed market equity performance.

It is not possible to invest directly in an index.

Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports. The GDP of a country is one of the ways of measuring the size of its economy.

The G3 economies refer to the economies of Colombia, Mexico and Venezuela.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility, and less regulation. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

5	December 31, 2008

Forward Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2008

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

December 31, 2008	6

Forward Emerging Markets Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward Emerging Markets Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008
Investor Class	-55.38%	5.75%	N/A	15.29%	04/09/03

Institutional Class	-55.19%	6.07%	9.10%	3.99%	10/04/95

Class A (load adjusted)(b)(d)	N/A	N/A	N/A	-56.01%	05/01/08

Class A (without load)(c)(d)	N/A	N/A	N/A	-53.33%	05/01/08

(a) The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for periods prior to September 16, 2004 represent performance of the Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund. Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(e) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including social and political instability, liquidity, greater volatility and less regulation.

7	December 31, 2008

Forward International Equity Fund

From the perspective of equity investors, the best thing about 2008 is that it’s over. The MSCI All Country World Index, an index covering 47 countries, tumbled -22.25% during the final quarter, capping a dismal 2008 where world equities sank -41.85%. Both returns reflect the worst result in the 21-year history of the index. What started out as a gradual U.S.-only economic slowdown early in the year widened into a much more pervasive and intensive downward-spiraling global recession.

For the year, the Fund’s Investor Class shares returned -53.22% and its benchmark, the MSCI All Country World Index ex-U.S., returned -45.24%.

The slowdown was amplified by a surge in global inflation, squeezing household spending, and the recent credit crunch inducing corporations to conserve cash and step up cost-cutting measures including extensive employee reductions. We are experiencing a broad, accelerated deleveraging by companies and individuals. Obviously, the economic picture in the world economy is bleak, but the current environment is by no means unique, and virtually every banking crisis around the world has required some sort of government-assisted bailout. The Resolution Trust Corporation (RTC) helped the U.S. recover from the Savings and Loan crisis in 1989, the Brady Plan helped commercial banks recover from bad Latin American investments in the 1980s and IMF/World Bank support was needed to restore order after the 1997 Asian crisis. Although steps by public policy makers to address the seizing up of the credit markets will not be an immediate panacea for the economy, we’re encouraged by the steps taken and believe we are on the way to re-establishing better-functioning capital markets. Moreover, the healing process has begun.

Massive selling by over-leveraged hedge funds to meet anticipated heavy redemption requests put additional downward pressure on stocks towards the end of 2008. The extensive decline in equities of approximately 50% from market levels 14 months earlier appears to have fully discounted the bad economic environment, setting the stage for a rebound. Further, governments and central banks appear dedicated to restoring growth. This should help restore investor confidence, making the rally sustainable. The durability of the advance depends on the degree that policymakers are able to forestall deflationary pressures, with its concomitant damaging effects on profits. In a deflationary world, investors pay less for a given level of earnings. Additionally, deflation tends to induce individuals and corporations to reduce debt levels, stifling sales growth. Corporations may also hesitate to take on new projects given the changing structure of the world economy. The financial crisis compelled unprecedented government involvement, creating a more nationalized nature in economic segments such as banking, autos and insurance. How this plays out is not fully understood, but we believe higher taxes and less profit motive may be inevitable.

Our investment team assumed management of the Forward International Equity Fund on December 1, 2008, and we actively restructured the portfolio to feature investments in companies that we believe to have strong financial strength and in general, less reliance on short-term debt. We exited illiquid positions and stocks of companies based in countries suffering under extreme duress with rising political turmoil and collapsing currencies. We have focused on market leaders or companies able to leverage their stronger balance sheets by adding quality businesses to their operations. We also have favored those companies that are less dependent on exports, are experiencing less business risk versus competitors and are generally able to take advantage of industry consolidation as weaker companies fail. We plan to continue to allocate to companies providing goods and services less sensitive to the economic

December 31, 2008	8

Forward International Equity Fund

cycle with particular emphasis on those companies able to generate positive free cash flow in a recession, which includes companies providing the basics for life such as food, health care and household products. As a reminder, current or future portfolio holdings are subject to risk.

The MSCI All Country World Index ex-U.S. is a free float-adjusted market capitalization index, designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, political and social instability, less liquidity, greater volatility, and less regulation. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

9	December 31, 2008

Forward International Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

December 31, 2008	10

Forward International Equity Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicated what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Equity Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008
Investor Class	-53.22%	-1.09%	-0.39%	0.84%	10/01/98

Institutional Class	-53.12%	N/A	N/A	-35.14%	05/01/07

(a) As of December 1, 2008, the Fund is directly managed by Forward Management, LLC., the Advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to December 1, 2008, do not reflect Forward Management’s performance or strategy. Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. Pictet Asset Management Limited has been the Fund’s sub-advisor since September 1, 2005. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor. Accordingly, performance figures for periods before September 1, 2005 do not reflect the current strategy or the current sub-advisor’s performance.

(b) The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including social and political instability, liquidity, greater volatility and less regulation.

11	December 31, 2008

Forward International Small Companies Fund

The final quarter opened in the same vein as the third quarter had closed, that is, in a deep sense of panic. Indeed, October 2008 brought the stark realization as to how close the world economy was to systemic financial failure and marked the worst month for equities since October 1987, with the MSCI World Index falling by 19% in USD. For the year, the Fund’s Institutional Class shares returned -46.42% and its benchmark, the MSCI EAFE Small Cap Index, returned -46.78%.

The passage of the U.S. TARP package, so eagerly awaited by investors, provided only the briefest support to equity markets. Commodity prices saw a savage reversal and the oil price, which had reached $146 per barrel in July, collapsed to touch $66 prior to year end. The scale of global distress was perhaps most clearly marked in the currency markets where the wholesale dash for safe assets resulted in a massive revaluation of the yen, adding to the risks for the country’s export-oriented economy. In November, both financial market and economic distress continued to dominate sentiment. The announcement by the U.S. Treasury Secretary that TARP funds would not be used to buy distressed securities did little to steady market nerves. Concern regarding the viability of the biggest U.S. auto manufacturers and increasing concern over the outlook for Citibank only exacerbated the deepening sense of crisis. Towards month end, however, a plan to rescue Citibank and the Fed’s proposal to buy up to $600 billion of debt issued by the government mortgage agencies spurred a sharp rally which continued through December. That recovery not withstanding, the MSCI EAFE still recorded a fall of over 20% for the quarter, with its small cap counterpart doing a little worse, down 22.1%.

The Fund did a little better, down 21.9%, benefiting from strong stock selection in Japan, Continental Europe and the U.K. We also benefited from a relatively cautious stance, i.e., being overweight in Health Care stocks, while being underweight in the Materials, Financials and Consumer Discretionary sectors.

December saw an avalanche of grim economic news as the scale of the global economic downturn became clear. In the U.S., consumer confidence fell to its lowest level since records began in 1967 and most retailers faced dire trading conditions. Similar weakness was evident throughout Europe with manufacturers’ confidence falling sharply and in the U.K. the economy looks set to contract at its fastest pace since 1990. In Japan, the economy shrank by 1.8% in the third quarter and the Tankan survey there showed manufacturing sentiment collapsing in the face of both a domestic recession and yen strength. Weakness in the developed world was increasingly reflected in emerging markets, particularly in Asia, where the authorities responded with interest rate cuts and fiscal stimulus plans. In China, industrial production grew at its lowest rate in nearly ten years as export growth faded, while Russia saw its ruble under increasing pressure in the face of lower oil prices and reduced foreign capital inflows.

As the extent of the downturn emerged, the U.S. authorities responded with additional policy measures. Having cut the Fed funds rate to 1% at the end of November, a further cut to 0.25% followed in December and Fed chairman Ben Bernanke signaled that he might adopt more unorthodox strategies to combat the crisis, meaning quantitative easing. In addition to buying $500 billion of mortgage backed securities, the direct purchase of Treasury securities will also be considered in order to force interest rates lower. Whilst critics argue that such a policy is ultimately inflationary, it is the present deflationary risk which currently dominates market sentiment. December also saw further interest rate cuts in Europe, with the ECB cutting short term rates by 0.75% to 2.5% , representing the largest

December 31, 2008	12

Forward International Small Companies Fund

cut in its 10-year history, and in the U.K. rates were brought down to 2%. Interest rates have also been falling throughout Asia, with China, India and Korea responding to lower growth expectations.

In style-terms, our emphasis remains on defensive and established-type companies, which is consistent with our low risk appetite for emerging companies, and also our fears that cyclical companies had enjoyed an unrealistic wave of enthusiasm for too long. As a result, at year end we remained overweight in Health Care, and underweight in both Consumer Discretionary and Financials. As a reminder, current or future portfolio holdings are subject to risk.

The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The index figures do not reflect any deduction for fees, expenses, or taxes.

The MSCI World Index is a free float-adjusted market capitalization index designed to measure global developed market equity performance.

It is not possible to invest directly in an index.

Troubled Asset Relief Program (TARP) became law on October 3, 2008, as part of a proposed bailout of the U.S. financial system, which enacted the Emergency Economic Stabilization Act of 2008. The law gives the Treasury $250 billion immediately, requires the President to certify that an additional $100 billion in funds are needed and finally $350 billion are subject to Congressional approval.

The Tankan Survey is an economic survey of Japanese business issued by the central Bank of Japan, which it then uses to formulate monetary policy. The report is released four times a year in April, July, October and mid-December.

A mortgage-backed security (MBS) is an asset-backed security whose cash flows are backed by the principal and interest payments of a set of mortgage loans. Payments are typically made monthly over the lifetime of the underlying loans.

The European Central Bank (ECB) is one of the world’s most important central banks, responsible for monetary policy covering the 15 member countries of the Eurozone. The ECB, established by the European Union (EU) in 1998, is headquartered in Frankfurt, Germany.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, political and social instability, less liquidity, greater volatility and less regulation. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

13	December 31, 2008

Forward International Small Companies Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

December 31, 2008	14

Forward International Small Companies Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Small Companies Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008
Investor Class	-46.60%	2.67%	N/A	7.51%	03/05/02

Institutional Class	-46.42%	2.99%	9.00%	6.91%	02/07/96

Class A (load adjusted)(b)	-49.71%	N/A	N/A	-4.67%	05/02/05

Class A (without load)(c)	-46.64%	N/A	N/A	-3.12%	05/02/05

(a) The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including social and political instability, liquidity, greater volatility and less regulation. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

15	December 31, 2008

Forward Large Cap Equity Fund

In 2008, equity markets had their third-worst year in more than a century. It was the Dow’s worst year since 1931; the S&P 500 Index’s worst year since 1937; and the NASDAQ Composite Index’s worst year in its 38-year history. Volatility reached startling levels never seen before. In the last four months of the year, the Dow enjoyed two of the six biggest one-day percentage gains as well as four of the 20 biggest one-day percentage declines in its 113-year history. The basic belief that stocks will outgain other assets over time has been shaken. Over the past ten years, the performance of stocks trails almost all other asset classes including government bonds, gold and even real estate. The silver lining here is that when markets do rebound, stocks are likely to lead the way. For the year, the Fund’s Class A shares (without load) returned -35.70% and its benchmark, the S&P 500 Index, returned -36.99%.

In this environment, 2008 saw the transformation of the federal government into the lender and spender of last resort. The Federal Reserve initiated quantitative easing with a combination of measures to drive interest rates lower and inject liquidity into the financial system. These efforts were put in place to battle potential deflation and to stimulate the economy. In a coordinated effort, governments around the world aggressively cut interest rates and implemented fiscal stimulus plans. As the year ended, with the Fed pumping billions of dollars into credit markets, there were initial signs of thawing, such as interbank lending and demand for high-grade corporate bonds. Amid the government’s efforts to entice investors to begin assuming some risk, a few faint glimmers of improvement in the economic environment are becoming visible.

The portfolio outperformed its benchmark, the S&P 500 Index, by approximately 80 basis points for 2008. Both stock selection and sector selection contributed positively to alpha. The highest contributions to active return came from Financials, Consumer Discretionary and Health Care. On the other hand, the biggest detractors were Consumer Staples, Energy and Information Technology. The portfolio also benefited from its lower exposure to high-beta and high-price volatility stocks, high debt-to-equity companies and stocks with high book-to-price ratios.

Although Financials was the worst-performing sector of 2008 in the benchmark, the portfolio added alpha by remaining underweighted in the sector and by holding primarily defensive positions for most of the year. The portfolio began the year overweight in insurance and underweight in banks and diversified financials. Throughout 2008, the exposure to bank stocks with strong balance sheets was increased as it became apparent that policy responses would help to stabilize the capital positions and the profitability of the industry. The portfolio remained overweight in the Consumer Discretionary group for most of the year. Performance was led at the beginning of the year by strong showings from specialty retailer TJX Companies and major international brand name companies like Nike and McDonald’s, whose international exposure and value propositions helped insulate them from the weak U.S. consumer. The portfolio also outperformed the benchmark in the Health Care sector. The year began with an overweight in growth industries within Health Care, namely, biotech and equipment in particular, and underexposed to mature groups such as pharmaceuticals. This strategy paid off as investors were willing to pay a premium valuation for the earnings that these companies in the growth industries could provide.

The portfolio underperformed in the Consumer Staples sector for 2008. Poor earnings announcements changed the tide for some of the smaller names in the portfolio and hurt performance. These names displayed vulnerability to emerging market sales and as a result they sold off substantially. An

December 31, 2008	16

Forward Large Cap Equity Fund

underweight in the food products and food retailing groups also detracted from performance in the beginning of the year. The portfolio’s Energy sector underperformed the broader market for 2008 as a whole, primarily due to an overweight position and weak stock selection in the collapsing energy equipment and services industry coupled with an underweight in the integrated oil, gas and consumables fuels industry. The Technology sector was another detractor of performance for the year as consumers and businesses throttled back on IT spending. Weak performance in the semiconductor industry was the primary reason for the portfolio’s underperformance in this sector. As a reminder, current or future portfolio holdings are subject to risk.

The S&P 500 Index is a capitalization-weighted index of 500 stocks traded on the NYSE, AMEX and OTC exchanges, and is comprised of industrial, financial, transportation and utility companies. The index is adjusted to reflect reinvestment of dividends. The index figures do not reflect any deduction for fees, expenses or taxes.

The Dow Jones Industrial Average (DIJA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the U.S. stock market since October 1, 1928.

The NASDAQ is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the industrial sector.

Alpha is a coefficient measuring risk-adjusted performance.

Valuation is the process of determining the value of an asset or company.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

17	December 31, 2008

Forward Large Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2008	18

Forward Large Cap Equity Fund

Forward Large Cap Equity Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008
Institutional Class	-35.48%	-15.76%	01/31/07

Class A (load adjusted)(a)	-39.40%	-14.56%	10/31/06

Class A (without load)(b)	-35.70%	-12.19%	10/31/06

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

19	December 31, 2008

Forward Banking and Finance Fund

As we started 2008, we believed that the financial services industry would continue to be pressured by the freezing of the fixed income markets in August 2007, the overvaluation of the residential market and the realization of a massive devaluation among structured investment products and collateralized debt obligations created by Wall Street’s investment banks and their negative effects on the industry as a whole. The extent of these problems was a surprise, both in terms of numbers and depth. The demise of Bear Stearns and the bankruptcy of Lehman Brothers shook Wall Street with reverberations shaking even the Fed and Treasury, and eventually leading Congress to enact a $700B TARP plan before year end.

With the unprecedented efforts of the Federal Reserve and Treasury, we felt this monetary response would bring some stability to the financial system that clearly was on the precipice with nothing but darkness below. During the first part of the year, we sought to slightly lower our bank exposure and felt diversification in tough times would be the natural course to follow. While insurance holdings held up better than most, investor sentiment continued to fall, withdrawal requests increased and places to survive this financial debate were non-existent.

For the year, the Fund’s Class A shares (without load) returned -21.41% and its benchmark, the Russell 2000 Index, returned -33.79%.

Our basic theorem for the Fund remained in place. Small is better and market share gains continue. Small community banks did not lose share when CD depositors were worried about their deposits at Indy Mac, Wachovia, Sovereign, and others, and we believe the long-term trends for community banks gaining market share in loans and deposits is uninterrupted by this turmoil. We feel they will be the leaders as stability and growth come back to the economy and our financial system. Contrary to popular opinion, the community and commercial banks that we follow have never stopped lending. It is true that during four of the last five recessions, bank loans outstanding either declined or stopped growing. However, during the current recession, now assumed to have begun a year ago, despite the tightening of underwriting standards, bank loans have actually expanded by 8% and approximately 5% in the second half of 2008 alone. It has been estimated that during 2008, loan losses increased at least $80B over the prior year. If we add that back to the gain in outstandings, the banking system loan base expanded approximately $550B, representing over 8% core growth.

We remain cautious on the sector as a result of the potential weakness anticipated in the commercial real estate market. Until the third quarter of 2008, commercial real estate had held up better than residential real estate but rising vacancies have caused problems for owners of hotels, office buildings, stores, warehouses, strip malls and other income-producing properties. We believe that the market will see a significant uptick in commercial real estate loans that are “criticized” and categorized as non-performing as owners find themselves unable to refinance properties as their debt comes due. Banks and thrifts own nearly 50% of all commercial mortgages outstanding and according to Foresight Analytics, as of the third quarter of 2008, some 1,400 commercial banks had more than 300% of their Tier 1 capital in commercial mortgages.

In 2008, we have been overweight Texas banks, as we believe the Texas economy will continue to outpace the national economy due to rebounding energy prices and other factors. Insurance companies remain our second-largest investment sector during the year, right behind community banks. As the year progressed, we witnessed a withdrawal of capital taking place in the industry, but we started to

December 31, 2008	20

Forward Banking and Finance Fund

see some relief from the weak pricing environment for insurance premiums. We are expecting the start of a new cycle for a hardening of insurance prices that should last several years. Our exposure to this industry is mostly Property and Casualty niche-oriented, as we have completely avoided the life industry and their related investment portfolio problems. As a reminder, current or future portfolio holdings are subject to risk.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses, or taxes. It is not possible to invest directly in an index.

A collateralized debt obligation (CDO) is a type of asset-backed security and structured credit product that serves as an important funding vehicle for portfolio investments in credit-risky fixed income assets. A constant-proportion debt obligation (CPDO) is a debt-issuing special purpose vehicle (SPV) backed by an investment in an index of debt securities, similar to a CDO.

Troubled Asset Relief Program (TARP) became law on October 3, 2008, as part of a proposed bailout of the U.S. financial system, which enacted the Emergency Economic Stabilization Act of 2008. The law gives the Treasury $250 billion immediately, requires the President to certify that an additional $100 billion in funds are needed and finally $350 billion are subject to Congressional approval.

The FOMC (Federal Open Market Committee) is the branch of the Federal Reserve Board that determines the direction of monetary policy. The FOMC is composed of seven Board of Governors and five reserve bank presidents. The FOMC meets eight times per year to set key interest rates and to decide whether to increase or decrease the money supply, which the Fed does through buying and selling government securities. The meetings of the committee, which are secret, are the subject of much speculation on Wall Street, as analysts try to guess whether the Fed will tighten or loosen the money supply, thereby causing interest rates to rise or fall.

A mortgage-backed security (MBS) is an asset-backed security whose cash flows are backed by the principal and interest payments of a set of mortgage loans. Payments are typically made monthly over the lifetime of the underlying loans.

Funds that concentrate in a particular industry will involve a greater degree of risk than funds with a more diversified portfolio. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

21	December 31, 2008

Forward Banking and Finance Fund

Weightings by Industry as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2008	22

Forward Banking and Finance Fund

Forward Banking and Finance Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008
Class A (load adjusted)(b)	-25.94%	-4.38%	7.48%	6.81%	02/18/97

Class A (without load)(c)	-21.41%	-3.24%	8.11%	7.35%	02/18/97

Class C (with CDSC)(d)	-22.72%	-3.82%	N/A	7.71%	07/01/00

Class C (without CDSC)(e)	-21.94%	-3.82%	N/A	7.71%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and pursued a different objective. Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Funds that concentrate in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

23	December 31, 2008

Forward Growth Fund

The year contained so many incomprehensible disasters that even the worst of the bear’s forecasts couldn’t have conceived of their number, let alone their simultaneous occurrence. These included the death of Fannie Mae and Freddie Mac as public companies; the demise of Bear Stearns; the bankruptcy of Lehman Brothers; the sale of Merrill Lynch and the voluntary diminishment of the investment bank institutions of Goldman Sachs and Morgan Stanley. We had the auction rate note debacle, the demise of the commercial-paper market; the second and third freezing of the fixed income market and the widening of spreads on all corporate bonds with junk bond spreads reaching over 20%. The double infusion of capital to bail out AIG (who underwrote the troublesome credit default swaps [CDS]), was the culmination of both Wall Street’s and the hedge fund community’s greed.

Ironically, on April 1 of last year, Treasury Secretary Paulson introduced broad regulatory reforms allowing broader powers for the Fed as well as stiff reforms for the mortgage industry. This drew a great deal of rebuke at the time, but by year end, it appeared that these reforms should have been introduced years ago. For example, how could we permit investment banks to run at a leverage ratio of 30 or 40 to 1? Incomprehensible, if the Fed was going to back up their transactions, as Bear, Lehman, Morgan Stanley, and Goldman Sachs all wanted. While many want to forget this year, we believe 2008 is a watershed event that will forever change the way the investment community should view risk, diversification, liquidity and proper asset allocation.

The Russell 2000 Index posted its worst year in the history of the index, declining 33.8% in 2008. Small caps kept pace with their large cap brethren for the period, although performance during the fourth quarter weakened substantially for small caps as risk aversion in the market accelerated. Value again outperformed growth, as technology and energy shares lagged. This diversion in performance was most evident when looking at performance by growth rate. According to a recent report by Merrill Lynch, the companies with the greatest growth rates were among the weakest-performing categories of growth. For the calendar year 2008, the companies that had earnings growth rates greater than 20% declined 42.2% as compared to a 33.8% decline for the Russell 2000 Index and the 38.54% decline in the Russell 2000 Growth Index presenting a fairly significant hurdle for growth managers. For the year, the Fund’s Class A shares (without load) returned -36.91% and its benchmark, the Russell 2000 Growth Index, returned -38.54%.

While the challenges were numerous and nominal returns were broadly negative, Emerald’s relative performance bested the Russell 2000 Growth Index during the fourth quarter and the year, driven both by stock selection and sector allocation. The portfolio experienced better-than-index performance in Consumer Discretionary, Producer Durables, Materials, Transportation and other Energy which was offset to some degree by underperformance within the Technology and Financial sectors. Despite all of the pessimism in the marketplace, we were able to uncover a handful of stocks that not only outperformed the market in total but were able to generate positive returns in a negative-return environment.

Sector weightings also were a positive influence on total return. Contribution from the Consumer Discretionary sector was driven by both the portfolio’s significant underweight position relative to the benchmark as well as stock selection. This was also true for both the Materials and Producer Durables sectors. The relative underweight to the Energy sector remained a positive contributor to return, as the Energy sector of the Russell 2000 Growth Index was the worst performing sector during the fourth quarter of 2008. Additionally, overweight positions and stock selection in Health Care and

December 31, 2008	24

Forward Growth Fund

Transportation were also favorable. Technology performance was a negative contributor to return. Emerald has been reducing its Technology weighting, and as of year end was positioned slightly overweight relative to the benchmark. With the exception of the Technology sector, the portfolio at year end was equal- to underweight the aforementioned sectors, with Consumer Discretionary being the most significant underweight position relative to the benchmark. As a reminder, current or future portfolio holdings are subject to risk.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index figures do not reflect any deduction for fees, expenses, or taxes. The Russell 2000 Index is composed of the 2000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

A credit default swap (CDS) is a swap designed to transfer the credit exposure of fixed income products between parties. The buyer of a credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the product. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the swap.

A hedge fund is an aggressively managed portfolio of investments that uses advanced investment strategies such as leverage, long, short and derivative positions in both domestic and international markets with the goal of generating high returns (either in an absolute sense or over a specified market benchmark).

Funds that concentrate in a particular industry will involve a greater degree of risk than funds with a more diversified portfolio. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

25	December 31, 2008

Forward Growth Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2008

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2008	26

Forward Growth Fund

Forward Growth Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008
Institutional Class(g)	N/A	N/A	N/A	-10.95%	10/21/08

Class A (load adjusted)(b)	-40.55%	-5.04%	2.84%	7.79%	10/01/92

Class A (without load)(c)	-36.91%	-3.91%	3.45%	8.19%	10/01/92

Class C (with CDSC)(d)	-38.02%	-4.49%	N/A	-3.61%	07/01/00

Class C (without CDSC)(e)	-37.40%	-4.49%	N/A	-3.61%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S. Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The Russell 2000 Growth Index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth value. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(g) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Funds that concentrate in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

27	December 31, 2008

Forward Legato Fund

Financial markets in 2008 were dominated by economic and market turmoil across the globe. All major equity indexes closed lower; it was a year of double-digit declines. The Dow Jones finished the year down 32.0%. The broader S&P 500 Index fell 37.0% for the year—its worst since 1937. Alternatives such as real estate, commodities, and hedge funds failed to diversify portfolios and cushion the fall as stocks took a nosedive.

The Federal Reserve Bank aggressively lowered interest rates, providing liquidity to stabilize the financial system and ease the credit crisis. Major financial institutions faced fundamental troubles, and governments globally approved unprecedented bail-out packages as the economy came to a standstill.

During the year of 2008, the small cap market, as measured by the Russell 2000 Index, suffered significant losses dropping over -33.8%. Small cap value companies, as measured by the Russell 2000 Value Index outpaced their growth peers, as measured by the Russell 2000 Growth Index, -28.9% versus -38.5%, respectively. Despite the difficult environment, small cap stocks outperformed large cap stocks, which fell -37.0%, as measured by the S&P 500 Index. For the year, the Fund’s Class A shares (without load) returned -30.78 % and its benchmark, the Russell 2000 Index, returned -33.79%.

The Forward Legato Fund outperformed its benchmark, the Russell 2000 Index, -30.8% versus -33.8% for the 2008 calendar year. The majority of outperformance in 2008 was attributable to strong stock selection. The Fund benefitted from superior stock selection within Consumer Discretionary, Technology and Energy sectors. However, performance was held back by weak stock selection within Producer Durables, Financials and other sectors. The biggest detraction from performance on a sector allocation basis was the underweighting in Financials and Utilities, while the largest contribution to performance was the underweighting in Energy and overweighting in Health Care. As a reminder, current or future portfolio holdings are subject to risk.

The Russell 2000 Index is composed of the 2000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes.

The Dow Jones Industrial Average (DIJA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the U.S. stock market since October 1, 1928.

The S&P 500 Index is a capitalization-weighted index of 500 stocks traded on the NYSE, AMEX and OTC exchanges, and is comprised of industrial, financial, transportation and utility companies.

It is not possible to invest directly in an index.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

December 31, 2008	28

Forward Legato Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

29	December 31, 2008

Forward Legato Fund

Forward Legato Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008

Investor Class(d)	N/A	-7.38%	10/21/08

Institutional Class(d)	N/A	-26.52%	05/01/08

Class A (load adjusted)(a)	-34.77%	-3.40%	04/01/05

Class A (without load)(b)	-30.78%	-1.86%	04/01/05

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2008	30

Forward Long/Short Credit Analysis Fund

While this has been an extremely difficult year for the economy and the capital markets, the Federal Reserve, FDIC and Treasury programs represent a forceful attempt to restore the health of the financial system, as well as positively impact both investor sentiment and consumer confidence. Unfortunately, while we cannot provide clarity on when the markets will ultimately turn, we remain convinced that valuations will be restored over time in our focus sectors once investor sentiment and consumer confidence return to the markets. The “fear trade” continued to permeate the markets in the last part of the year, as evidenced by investors’ willingness to own only the safest investments. In addition, analysts have been projecting that investors in money-market mutual funds who focus on U.S. Treasury securities may lose money as the yields on such funds will be too small to cover fund expenses.

The Fund’s Institutional Class shares launched on May 1, 2008, and in the last eight months of the year returned -16.35% and its benchmarks, the Barclays Capital U.S. Corporate High-Yield Bond Index and the Barclays Capital U.S. Municipal Bond Index returned -27.01% and -3.01%, respectively, during the same time period.

With the significant re-pricing of securities that has taken place, it is important to stop, take a deep breath and consider what this re-pricing means to investors and the impact on individual portfolio holdings. The market environment over the last quarter of 2008 was awful with very limited liquidity. If one needed to sell positions to satisfy liquidity needs or pending investor redemptions, they were at the mercy of a highly illiquid market, which often meant that bids (if any) ranged from 5-30% below last trades.

In addition, as opposed to equities, bond valuations are affected by the underlying creditworthiness of the issuer, level of interest rates, rate of inflation (or the lack thereof), as well as market conditions. Bonds represent a “contract” between an issuer and a bondholder, where the issuer has an obligation to pay back its borrowing at 100%. That said, until repayment occurs, the market value of the obligation is impacted by the factors noted above; but importantly, no loss is incurred during the holding period unless the obligation is sold at a discount. We note that not all bonds are created equal and that due to specific bond terms, certain bonds have had partial bond calls at 100%, despite having a current price mark at a discount.

We therefore do not need a “recovery” of bond valuations to take place to start to see positive returns from the municipal bond asset class, we need “valuations” to stop going down in price. While we cannot control the actions by forced sellers that have sold bonds at prices of 20-30 points below market value for a given position, it is clear that when this forced selling ends, municipal bonds are poised to generate high returns simply from coupon payments. Incremental returns above this threshold will come from any recovery from the significant dislocation in values that has taken place, as well as the scope of additional investing opportunities.

In eighteen months, we have seen a complete restructuring of municipal bond holdings from leveraged players at a time that the market itself has had very limited bids. We view municipal credits as historically cheap; the 30-year Municipal/ Treasury ratios have soared to levels never before seen. In addition, the municipal “AAA” yield curve continues to steepen to post-1984 records; the 1-30 year curve is now 496 basis points. Notably, in October, when valuations on high grade municipal bonds spiked above 6%, and the 30-year Municipal/Treasury ratio exceeded 140%, retail investors flocked to the

31	December 31, 2008

Forward Long/Short Credit Analysis Fund

sector. This retail investor demand drove down the yields on high-grade municipals by almost 100 basis points in just four trading days. This is part of the reason why we have continued to advocate allocations to municipal bonds despite the market’s weakness. We expect retail demand will return to the municipal market in sufficient quantities starting in early 2009 as the new issue supply and secondary market selling ebbs.

While there has been no playbook to follow during these difficult times, given the market uncertainties, we have maintained a relatively defensive approach in managing portfolios by allocating capital to high-yielding cash equivalents, conducting tactical selling and choosing to invest in certain high-credit quality situations. The municipal short-term market continued to provide us with opportunities to hold tax-exempt daily/7-day interest rate reset paper at attractive levels as a result of the need by traditional money market funds to sell paper that is wrapped by entities that have been downgraded by the credit rating agencies. Overall, we think that municipal bonds have just gotten too cheap. As a reminder, current or future portfolio holdings are subject to risk.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, respectively.

The Barclays Capital U.S. Municipal Bond Index covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Federal Deposit Insurance Corporation (FDIC) is a United States government corporation created by the Glass-Steagall Act of 1933. It provides deposit insurance which guarantees the safety of checking and savings deposits in member banks, currently up to $250,000 per depositor per bank.

BPS (basis point) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund. The Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. The Fund’s prospectus allows for investment in non-investment grade securities. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

December 31, 2008	32

Forward Long/Short Credit Analysis Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

33	December 31, 2008

Forward Long/Short Credit Analysis Fund

Forward Long/Short Credit Analysis Fund

	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008

Investor Class(c)	-16.59%	05/01/08

Institutional Class(c)	-16.35%	05/01/08

(a) The Barclays Capital Municipal Bond Index covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) The Barclays Capital U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund. The Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. The Fund’s prospectus allows for investment in non-investment grade securities.

December 31, 2008	34

Forward International Fixed Income Fund

Government bond markets have been in fine form since the summer of 2008, benefiting from the financial crisis, the accelerated and increasingly severe deterioration in the economy and decelerating inflation; in short, a cocktail of developments that prompted the world’s central banks to slash official interest rates and governments to push through far-reaching reflationary packages. Government bonds were further assisted by investors’ mounting aversion to risk and pricing-in of a disinflationary, even deflationary, recession scenario. Bond yields thus spiralled downwards: the yield on 10-year U.S. Treasuries sank to 2.04%, whilst that of equivalent Bunds slumped to 2.93%. The slope on the yield curve steepened noticeably over the autumn, with yields falling more steeply on shorter- and mid-dated maturities, but, towards the end of 2008, the curve began flattening out somewhat as worries about deflation surfaced and long-dated yields dropped more steeply.

Chaos has reigned on credit markets: credit spreads stretched considerably wider as leverage was scaled back noticeably, as results were reported that fell short of expectations and as credit ratings were downgraded. The collapse of Lehman Brothers exacerbated the correction, with fears of systemic risk reaching dizzying heights. Massive sums of capital being pumped into banks and the setting-in-place of State guarantees eased fears hanging over the banking sector. Worries were then refocused on insurance companies, cyclical businesses and, especially, U.S. car manufacturers on the brink of bankruptcy, as well as on some sovereign risk issues. As in 2007, corporate and emerging-market bonds seriously underperformed government paper: U.S. Treasuries notched up a gain of 15% over the whole year, whereas high-yield dollar-denominated bonds slumped by 31%, a disparity in returns of 46 percentage points.

Emerging-market debt had proved fairly resilient up until autumn, but it was then hit quite hard, exploding the belief in the scenario of economic decoupling. Emerging-debt markets struggled as a result of worries about the repercussions for commodities-producing nations from tumbling raw-material prices and fears about the flight of capital, with some countries having to queue up to seek aid from the International Monetary Fund (IMF). The index for emerging-market debt plunged 28% before recovering some ground, managing to close 2008 with a loss for the year of 13%.

For the year, the Fund’s Institutional Class shares returned -4.60%. Its benchmarks, the Citigroup World BIG Bond ex-U.S. Index* and a Blended Index* of 60% Citigroup World BIG Bond ex-U.S. Index/20% Merrill Lynch European Currency High Yield Index/20% JP Morgan GBI-EM Global Diversified Composite, returned 6.48% and -5.91%, respectively.

At year end, the Fund’s asset allocation was 61.1% in Global Government debt, 19.3% in Emerging Local debt and 19.6% in European High Yield. Some emerging-market currencies benefited from the weaker dollar, whereas the main thrust of the returns came from the rally in local bond markets. This was on the back of ongoing weaker data and more emerging central banks cutting rates more steeply than expected. Latin American central banks have yet to start lowering rates, but bonds have been rallying in anticipation of such rate-cutting cycles being imminent. December showed significant differentiation between countries. Indonesia was the strongest-performing country as demand was brisk for local bonds whereas Russia was the weakest-performing as the authorities in Moscow continued to engineer a controlled devaluation of the ruble. With regards to High Yield, lower-rated Bs and CCCs segments posted the largest declines, while higher rated BBs fared relatively better. Our strong underweight in Financials made strong positive relative contribution, and an underweight in Auto and Auto Financial contributed positively during the fourth quarter.

35	December 31, 2008

Forward International Fixed Income Fund

The threat of a long, drawn-out slump in demand remains significant. With housing markets in the doldrums, unemployment climbing and the credit crunch biting deep, households are cutting back on their consumer spending and seeking to lower their debts, especially the highly indebted U.S. and U.K. consumers. Economic recession and the hike in financing costs are encouraging businesses to downsize their capital spending, output and workforces. Consensus forecasts are currently projecting negative growth rates in 2009 for Western economies, as well as a distinct slowdown for China where GDP is only expected to expand by 5%-6%, compared to 9.7% in 2008. As a reminder, current or future portfolio holdings are subject to risk.

* Unhedged USD

The Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Index is a market capitalization weighted index that tracks the performance of international fixed rate bonds that have remaining maturities of one year or longer and that are rated BBB-/Baa3, or better, by S&P or Moody’s, respectively. This index excludes the U.S. and is unhedged USD.

The Merrill Lynch European Currency High Yield Index tracks the performance of below investment grade sterling, euro and euro legacy currency denominated bonds of corporate issuers domiciled in countries having an investment grade foreign currency long-term debt rating based on a composite of Moody’s and S&P. This index is unhedged USD.

The JPMorgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes only the countries that give access to their capital market to foreign investors (excludes China, India, and Thailand). The index is market capitalization weighted, with a cap of 10% to any one country. This index is unhedged USD.

It is not possible to invest directly in an index.

Bunds are German federal government bonds issued with maturities of up to 30 years.

The International Monetary Fund (IMF), located in Washington, D.C., is an international organization that oversees the global financial system by following the macroeconomic policies of its member countries, in particular those with an impact on exchange rates and the balance of payments. It also offers financial and technical assistance to its members, making it an international lender of last resort.

Devaluation is a reduction in the value of a currency with respect to other monetary units. It specifically implies an official lowering of the value of a country’s currency within a fixed exchange rate system, by which the monetary authority formally sets a new fixed rate with respect to a foreign reference currency.

Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports. The GDP of a country is one of the ways of measuring the size of its economy.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds will experience sudden and sharp price swings, which will affect net asset value. The Fund’s prospectus allows for investment in non-investment grade securities. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

December 31, 2008	36

Forward International Fixed Income Fund

Weightings by Region as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

37	December 31, 2008

Forward International Fixed Income Fund

Forward International Fixed Income Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008
Investor Class	-4.91%	-1.91%	10/05/07

Institutional Class	-4.60%	-1.59%	10/05/07

Class A (load adjusted)(a)	-8.49%	-4.93%	10/05/07

Class A (without load)(b)	-4.90%	-1.92%	10/05/07

Class C (with CDSC)(c)	-5.92%	-2.81%	10/05/07

Class C (without CDSC)(d)	-5.00%	-2.04%	10/05/07

(a) Includes the effect of the maximum 3.75% sales charge.

(b) Excludes sales charge.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

(e) The Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Index is a market capitalization weighted index that tracks the performance of international fixed rate bonds that have remaining maturities of one year or longer and that are rated BBB-/Baa3, or better, by S&P or Moody’s, respectively. This index excludes the U.S. and is unhedged USD. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(f) Blended Rate Index (60% Citigroup World BIG Bond ex-U.S. Index Unhedged USD / 20% Merrill Lynch European Currency High Yield Index Unhedged USD / 20% JP Morgan GBI-EM Global Diversified Composite Unhedged USD): The Merrill Lynch European Currency High Yield Index tracks the performance of below investment grade sterling, euro and euro legacy currency denominated bonds of corporate issuers domiciled in countries having an investment grade foreign currency long-term debt rating based on a composite of Moody’s and S&P. This index is unhedged USD. The JPMorgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes only the countries that give access to their capital market to foreign investors (excludes China, India, and Thailand). The index is market capitalization weighted, with a cap of 10% to any one country. This index is unhedged USD. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Investing in foreign securities, especially emerging markets, involve additional risks including exchange rate fluctuations, social and political instability, liquidity, great volatility and less regulation. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

December 31, 2008	38

Forward Real Estate Fund

After the FTSE NAREIT Equity REITs Index posted a decline of over -47% during October and November, the obvious question remains: Have we put in a bottom? What made the October-November price drop even more befuddling was the fact that in the face of a declining broader market, REITs put in a remarkable performance during the first nine months of 2008. During that period, REITs posted a modest 1.2% price decline while the S&P 500 Index lost over 19% during the same period. For the year, the Fund’s Investor Class shares returned -39.88 % and its benchmark, the FTSE NAREIT Equity REITs Index, returned -37.73%.

However, beginning in October, REITs caught up to the broader market with a vengeance. Starting with a virtual freefall between October 1 and October 9, 2008, REITs plunged 29.7% followed by a 14% one-day rally and then another plunge that lasted through October 27, 2008, with REITs falling another 31.3% during that period.

To make matters worse, REIT volatility, as measured by the REIT Volatility Index, which had been running at extraordinarily high levels, continued to explode during October and November to unprecedented all-time highs, making each day a study in nauseating price swings that seemed to defy description. Only as we headed into the final days of the trading year did the REIT Volatility Index, along with other measures of market volatility, begin to recede to relatively lower, albeit still high levels.

During November, REIT valuations reached new all-time lows. The December rebound moved valuations off the bottom but they remained near the all-time lows. Net Asset Values (NAVs) now stand at 78%, although this figure is somewhat suspect because there have been very few actual private market transactions from which to gauge actual real estate prices. NAVs look cheap even after adjusting cap rates upward 100bps to account for the higher cost of financing and the lack of liquidity in the investment marketplace.

With the 10-Year Treasury Bond yielding 2.25% and the NAREIT Equity Index yield at 7.92% as of December 31, 2008, the current spreads of 567 bps is near an all-time high. The S&P Utility Index tightened relative to REITs, as utility stocks held steady and REITs gained in price last month. So, valuations have declined past their long-term lows and have made new lows during November, having rebounded only slightly off the lows during December.

The unprecedented volatility we have seen of late is likely to continue. However, we believe much of the aggregate bad economic and financial news has been reflected in REIT valuations. We continue to “play defense” with our portfolios and for patient investors, the dividend yield offered allows them to be “paid to wait.” We are looking to observe more stability in the private real estate and debt capital markets. Until then, we hold some cash in reserve and will continue to attempt to use the market volatility to our advantage by judiciously deploying that cash when opportunities appear. As a reminder, current or future portfolio holdings are subject to risk.

39	December 31, 2008

Forward Real Estate Fund

The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market. The index figures do not reflect any deduction for fees, expenses or taxes.

The S&P 500 Index is a capitalization-weighted index of 500 stocks traded on the NYSE, AMEX and OTC exchanges, and is comprised of industrial, financial, transportation and utility companies.

It is not possible to invest directly in an index.

BPS (basis point) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Valuation is the process of determining the value of an asset or company.

REIT funds will be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions. There are risks associated with investing, including loss of principal. Past performance does not guarantee future results.

December 31, 2008	40

Forward Real Estate Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

41	December 31, 2008

Forward Real Estate Fund

Forward Real Estate Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008
Investor Class	-39.88%	-0.91%	5.41%	05/10/99
Institutional Class(c)	N/A	N/A	-44.33%	05/01/08

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund. Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

REIT funds will be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions.

December 31, 2008	42

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund Form N-Q was filed for the quarters ended March 31, 2008 and September 30, 2008. The Fund Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2008 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

43	December 31, 2008

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2008

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/08	ENDING ACCOUNT VALUE 12/31/2008	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/08-12/31/08

FORWARD EMERGING MARKETS FUND(c)
Investor Class
Actual	$1,000.00	$519.90	1.74%	$6.65

Hypothetical	$1,000.00	$1,016.39	1.74%	$8.82
Institutional Class
Actual	$1,000.00	$521.20	1.39%	$5.32

Hypothetical	$1,000.00	$1,018.15	1.39%	$7.05
Class A
Actual	$1,000.00	$520.30	1.76%	$6.73

Hypothetical	$1,000.00	$1,016.29	1.76%	$8.92

December 31, 2008	44

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2008

	BEGINNING ACCOUNT VALUE 07/01/08	ENDING ACCOUNT VALUE 12/31/2008	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/08-12/31/08

FORWARD INTERNATIONAL EQUITY FUND
Investor Class
Actual	$1,000.00	$541.80	1.34%	$5.19

Hypothetical	$1,000.00	$1,018.40	1.34%	$6.80
Institutional Class
Actual	$1,000.00	$542.20	0.99%	$3.84

Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03

FORWARD INTERNATIONAL SMALL COMPANIES FUND
Investor Class
Actual	$1,000.00	$593.90	1.53%	$6.13

Hypothetical	$1,000.00	$1,017.44	1.53%	$7.76
Institutional Class
Actual	$1,000.00	$594.60	1.18%	$4.73

Hypothetical	$1,000.00	$1,019.20	1.18%	$5.99
Class A
Actual	$1,000.00	$593.10	1.63%	$6.53

Hypothetical	$1,000.00	$1,016.94	1.63%	$8.26

FORWARD LARGE CAP EQUITY FUND
Institutional Class
Actual	$1,000.00	$717.90	0.99%	$4.28

Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
Class A
Actual	$1,000.00	$716.10	1.49%	$6.43

Hypothetical	$1,000.00	$1,017.65	1.49%	$7.56

FORWARD BANKING AND FINANCE FUND(d)
Class A
Actual	$1,000.00	$994.30	1.69%	$8.47

Hypothetical	$1,000.00	$1,016.64	1.69%	$8.57
Class C
Actual	$1,000.00	$991.10	2.33%	$11.66

Hypothetical	$1,000.00	$1,013.42	2.33%	$11.79

45	December 31, 2008

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2008

	BEGINNING ACCOUNT VALUE 07/01/08	ENDING ACCOUNT VALUE 12/31/2008	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/08-12/31/08

FORWARD GROWTH FUND(e)
Institutional Class(f)
Actual	$1,000.00	$890.50	1.08%	$5.13

Hypothetical	$1,000.00	$1,007.71	1.08%	$5.45
Class A
Actual	$1,000.00	$707.00	1.37%	$5.88

Hypothetical	$1,000.00	$1,018.25	1.37%	$6.95
Class C
Actual	$1,000.00	$703.90	2.14%	$9.17

Hypothetical	$1,000.00	$1,014.38	2.14%	$10.84

FORWARD LEGATO FUND
Investor Class(f)
Actual	$1,000.00	$926.20	1.69%	$8.18

Hypothetical	$1,000.00	$1,006.51	1.69%	$8.52
Institutional Class
Actual	$1,000.00	$752.90	1.29%	$5.68

Hypothetical	$1,000.00	$1,018.65	1.29%	$6.55
Class A
Actual	$1,000.00	$750.80	1.84%	$8.10

Hypothetical	$1,000.00	$1,015.89	1.84%	$9.32

FORWARD LONG/SHORT CREDIT ANALYSIS FUND
Investor Class
Actual	$1,000.00	$864.10	1.84%	$8.62

Hypothetical	$1,000.00	$1,015.89	1.84%	$9.32
Institutional Class
Actual	$1,000.00	$866.10	1.49%	$6.99

Hypothetical	$1,000.00	$1,017.65	1.49%	$7.56

December 31, 2008	46

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2008

	BEGINNING ACCOUNT VALUE 07/01/08	ENDING ACCOUNT VALUE 12/31/2008	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/08-12/31/08

FORWARD INTERNATIONAL FIXED INCOME FUND
Investor Class
Actual	$1,000.00	$916.80	1.08%	$5.20

Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48
Institutional Class
Actual	$1,000.00	$918.90	0.96%	$4.63

Hypothetical	$1,000.00	$1,020.31	0.96%	$4.88
Class A
Actual	$1,000.00	$917.20	1.05%	$5.06

Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33
Class C
Actual	$1,000.00	$918.00	1.05%	$5.06

Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

FORWARD REAL ESTATE FUND(g)
Investor Class
Actual	$1,000.00	$626.60	1.55%	$6.34

Hypothetical	$1,000.00	$1,017.34	1.55%	$7.86
Institutional Class
Actual	$1,000.00	$627.60	1.31%	$5.36

Hypothetical	$1,000.00	$1,018.55	1.31%	$6.65

(a) Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

(c) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(d) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(e) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(f) The Forward Growth Fund—Institutional Class shares and the Forward Legato Fund—Investor Class shares commenced operations on October 21, 2008. The Fund's expenses that have been annualized are from the period of October 21, 2008 through December 31, 2008.

(g) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

47	December 31, 2008

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund(a)

Shares		Value (Note 2)

COMMON STOCKS: 96.25%
Argentina: 0.00%(b)

128	Banco Macro SA, ADR(c)	$1,385

Brazil: 12.27%

193,207	Banco do Brasil SA	1,216,243

95,769	Bradespar SA	787,671

43,652	Companhia de Saneamento Basico do Estado de Sao Paulo	519,631

45,243	Global Village Telecom Holding SA(d)	492,202

73,107	Lojas Renner SA	491,246

73,764	Net Servicos de Comunicacao SA(d)	420,379

130,791	Petroleo Brasileiro SA, ADR(c)	2,669,444

22,519	Unibanco-Uniao de Bancos Brasileiros SA, GDR(e)	1,455,179

		8,051,995

Cayman Islands: 1.79%

928,000	Agile Property Holdings, Ltd.(f)	490,103

105,600	Tencent Holdings, Ltd.(f)	686,160

		1,176,263

China: 22.06%

443	Bosideng International Holdings, Ltd.(f)	42

862,000	China Bluechemical, Ltd.(f)	356,014

1,307,000	China CITIC Bank(f)	452,177

351,436	China Life Insurance Co.(f)	1,079,779

198,000	China Merchants Bank Co., Ltd.(f)	370,470

222,250	China Mobile, Ltd.(f)	2,254,974

290,000	China Overseas Land & Investment, Ltd.(f)	407,198

1,612,000	China Petroleum & Chemical Corp.(f)	990,824

188,000	China Resources Enterprise, Ltd.(f)	330,607

540,000	China Unicom, Ltd.(f)	656,644

489,900	China Vanke Co., Ltd., Class B(f)	379,849

557,000	CNOOC, Ltd.(f)	529,798

14,335	Ctrip.com International, Ltd., ADR(c)	341,173

698,000	Datang International Power Generation Co., Ltd.(f)	372,533

400	Great Wall Motor Co., Ltd.(f)	140

2,577,000	Huadian Power International Co., Ltd.(f)	619,395

Shares		Value (Note 2)

2,221,431	Industrial & Commercial Bank of China, Ltd.(f)	$1,179,392

9,141	PetroChina Co., Ltd., ADR(c)	813,366

23,589	Shanda Interactive Entertainment, Ltd., Sponsored ADR(c)(d)	763,340

496,000	Shanghai Industrial Holdings, Ltd.(f)	1,143,196

36,425	Suntech Power Holdings Co., Ltd., ADR(c)(d)	426,173

1,644,000	Zijin Mining Group Co., Ltd.(f)	1,008,647

		14,475,731

Egypt: 0.47%

56,243	Orascom Telecom Holding SAE(f)	311,306

India: 3.41%

49,510	Dr. Reddy’s Laboratories, Ltd., ADR(c)	485,198

47,915	ICICI Bank, Ltd., Sponsored ADR(c)	922,364

15,111	State Bank of India, GDR(e)(g)	831,105

		2,238,667

Indonesia: 2.33%

3,241,000	PT Bank Mandiri Tbk(f)	615,211

2,078,000	PT Perusahaan Gas Negara(f)	363,285

860,500	PT Telekomunikasi Indonesia Tbk(f)	549,965

		1,528,461

Israel: 2.21%

33,815	Teva Pharmaceutical Industries, Ltd.(f)	1,451,874

Kazakhstan: 0.69%

35,697	KazMunaiGas Exploration & Production, GDR(e)(f)(g)	452,574

Malaysia: 2.31%

919,800	Gamuda Bhd(f)	505,252

322,100	Tenaga Nasional Bhd(f)	584,174

404,200	TM International Bhd(d)(f)	424,819

		1,514,245

Mexico: 5.18%

63,485	America Movil SA de CV, ADR, Series L(c)	1,967,400

274,249	Grupo Financiero Banorte SAB de CV	495,088

December 31, 2008	48	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund(a)

Shares		Value (Note 2)
Mexico (continued): 5.18%

294,852	Grupo Modelo SAB de CV, Series C	$936,815

		3,399,303

Peru: 0.68%

22,355	Compania de Minas Buenaventura SA, ADR(c)	445,312

Philippines: 1.13%

16,233	Philippine Long Distance Telephone Co.(f)	741,885

Russia: 5.74%

24,851	LUKOIL(f)	802,481

35,366	Mobile TeleSystems OJSC, Sponsored ADR(c)	943,565

119,228	OAO Gazprom, Sponsored ADR(c)(f)	1,717,741

54,951	Sistema JSFC, Sponsored GDR(e)(f)(g)	304,709

		3,768,496

South Africa: 6.13%

50,657	ABSA Group, Ltd.(f)	596,047

49,686	AngloGold Ashanti, Ltd., Sponsored ADR(c)	1,376,799

330,241	FirstRand, Ltd.(f)	580,899

93,087	MTN Group, Ltd.(f)	1,097,509

41,591	Standard Bank Group, Ltd.(f)	375,259

		4,026,513

South Korea: 14.77%

12,857	Daelim Industrial Co.(f)	470,144

50,500	Doosan Infracore Co., Ltd.(f)	602,797

12,567	Hyundai Department Store Co., Ltd.(f)	643,105

14,810	Hyundai Motor Co.(f)	473,880

17,770	KB Financial Group, Inc.(d)	475,447

27,760	Korea Electric Power Corp.(f)	647,206

39,770	LG Dacom Corp.(f)	638,191

5,836	LG Electronics, Inc.(f)	354,379

5,311	NHN Corp.(d)(f)	561,449

20,892	Samsung Corp.(f)	675,189

4,603	Samsung Electronics Co., Ltd.(f)	1,678,209

6,503	Samsung Fire & Marine Insurance Co., Ltd.(f)	988,194

1,011	Shinsegae Co., Ltd.(f)	392,785

9,687	SK Energy Co., Ltd.(f)	595,746

27,468	SK Telecom Co., Ltd., ADR(c)	499,368

		9,696,089

Shares		Value (Note 2)
Taiwan: 11.72%

548	AU Optronics Corp.(f)	$415

702,359	Cathay Financial Holding Co., Ltd.(f)	791,319

1,656,088	Chinatrust Financial Holding Co., Ltd.(f)	708,790

509,560	Chunghwa Telecom Co., Ltd.(f)	820,800

801,000	Fubon Financial Holding Co., Ltd.(f)	587,848

49,000	HTC Corp.(f)	491,855

626,000	Nan Ya Plastics Corp.(f)	677,485

947,842	Siliconware Precision Industries Co.(f)	825,354

861,570	Taiwan Cement Corp.(f)	712,023

346,000	Taiwan Fertilizer Co., Ltd.(f)	554,287

1,116,000	Taiwan Semiconductor Manufacturing Co., Ltd.(f)	1,522,761

		7,692,937

Thailand: 1.75%

345,000	Bangkok Bank Pcl, Non-Voting Depository Receipt(f)	693,166

4,091,700	Land and Houses Pcl(f)	455,040

		1,148,206

Turkey: 1.61%

612,515	Turkiye Garanti Bankasi AS(d)(f)	1,054,272

	Total Common Stocks (Cost $79,571,849)	63,175,514

INVESTMENT HOLDING COMPANIES: 0.34%
Vietnam: 0.34%

9,858	Vietnam Growth Fund, Ltd.(d)	105,974

26,000	Vietnam Resource Investments Holdings, Ltd.(d)	117,000

		222,974

	Total Investment Holding Companies (Cost $533,695)	222,974

LOAN PARTICIPATION NOTES: 1.70%
India: 1.70%

54,351	Bharti Airtel Ltd., (Loan Participation Notes issued by Merrill Lynch International & Co.), expiring 03/17/11(d)	798,196

See Notes to Financial Statements	49	December 31, 2008

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund(a)

Shares		Value (Note 2)

India (continued): 1.70%

12,498	Reliance Industries, Ltd. (Loan Participation Notes issued by Merrill Lynch International & Co.), expiring 07/15/09(d)	$316,234

		1,114,430

	Total Loan Participation Notes (Cost $1,741,759)	1,114,430

PREFERRED STOCKS: 1.57%
Brazil: 1.57%

40,265	Companhia Energetica de Minas Gerais, Preference	548,550

42,385	Usinas Siderurgicas de Minas Gerais SA, Preference	482,011

		1,030,561

	Total Preferred Stocks (Cost $1,014,928)	1,030,561

RIGHTS & WARRANTS: 0.01%
Hong Kong: 0.01%

11,600	China Overseas Land & Investment, Ltd., Rights (expiring 01/21/09) (d)(f)(h)	4,314

Vietnam: 0.00%

2,600	Vietnam Resource Investments Holdings, Ltd., Warrants (expiring 06/18/10) (d)(f)(h)	0

	Total Rights & Warrants (Cost $0)	4,314

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 0.36%

$239,000	Bank of America — Toronto 0.060%, due 01/02/09	$239,000

	Total Short-Term Bank Debt Instruments (Cost $239,000)	239,000

	Total Investments: 100.23% (Cost $83,101,231)	65,786,793

	Net Other Assets and Liabilities: (0.23)%	(153,246)

	Net Assets: 100.00%	$65,633,547

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) Amount represents less than 0.01%.

(c) ADR — American Depositary Receipt.

(d) Non-income producing security.

(e) GDR — Global Depositary Receipt.

(f) Fair valued security.

(g) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $1,588,388 representing 2.42% of net assets.

(h) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Percentages stated as a percent of net assets.

Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid securities are as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
12/23/08	China Overseas Land & Investment, Ltd., Rights, (expiring 01/21/09)(d)(f)	$0	$4,314	0.01%
06/27/08	Vietnam Resource Investments Holdings, Ltd., Warrants (expiring 06/18/10) (d)(f)	0	0	0.00%

December 31, 2008	50	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 89.12%
Australia: 1.66%

95,871	Centennial Coal Co., Ltd.	$221,913

21,973	MacArthur Coal, Ltd.	46,418

15,995	Orica, Ltd.	155,901

		424,232

Belgium: 0.91%

3,781	Delhaize Group	232,305

Brazil: 0.30%

30,016	BM&F BOVESPA SA	77,486

Canada: 0.62%

8,699	Addax Petroleum Corp.	148,612

432	Suncor Energy, Inc.	8,301

		156,913

China: 2.01%

61,000	China Life Insurance Co., Ltd.	185,357

620,000	Industrial & Commercial Bank of China, Ltd.	326,391

		511,748

Denmark: 1.47%

11,572	Carlsberg AS, Class B(b)	374,469

Finland: 3.61%

19,374	Kone Corp. Oyj(b)	423,284

32,000	Nokia Corp., Sponsored ADR(a)	499,200

		922,484

France: 6.61%

20,000	Air Liquide SA, ADR(a)	368,000

7,500	BNP Paribas, ADR(a)	160,875

8,069	Electricite de France	465,476

12,803	Total SA	692,473

		1,686,824

Shares		Value (Note 2)
Germany: 4.60%

4,096	Allianz SE(b)	$433,182

20,862	Deutsche Post AG(b)	348,590

8,396	Fresenius Medical Care AG & Co.(b)	391,604

		1,173,376

Hong Kong: 5.70%

24,000	China Mobile, Ltd.	240,923

6,000	China Mobile, Ltd., Sponsored ADR(a)	305,100

564,650	Hutchison Telecommunications International, Ltd.	151,541

35,000	Jardine Matheson Holdings, Ltd.	647,500

364,000	Keck Seng Investments	110,371

		1,455,435

Italy: 5.23%

12,700	Eni SpA, Sponsored ADR(a)	607,314

37,173	Mediaset SpA(b)	210,983

14,914	Prysmian SpA(b)	232,278

116,371	UniCredit SpA(b)	285,573

		1,336,148

Japan: 12.56%

81	Astellas Pharma, Inc. (b)	3,279

18,000	Hoya Corp., Sponsored ADR(a)	312,300

182,000	Isuzu Motors, Ltd.(b)	231,088

1,100	Nintendo Co., Ltd.(b)	414,154

29,000	Nippon Electric Glass Co., Ltd.(b)	150,701

207	Nippon Telegraph & Telephone Corp.(b)	1,068,681

6,500	SECOM Co., Ltd., ADR(a)	663,975

12,420	SUMCO Corp.(b)	155,200

50	Sumitomo Mitsui Financial Group, Inc.(b)	207,391

		3,206,769

See Notes to Financial Statements	51	December 31, 2008

Portfolio of Investments (Note 10)

Forward International Equity Fund

Shares		Value (Note 2)
Mexico: 1.12%

9,257	America Movil SA de CV, ADR, Series L(a)	$286,874

Netherlands: 6.02%

36,820	Royal Dutch Shell Plc, Class A	959,654

29,200	TNT NV, ADR(a)	565,020

700	Wolters Kluwer NV, Sponsored ADR(a)	13,370

		1,538,044

Norway: 1.01%

403,095	Marine Harvest(b)(c)	61,085

29,564	Telenor ASA(b)	197,246

		258,331

Russia: 0.66%

45,048	Rosneft Oil Co., GDR(d)	168,930

Singapore: 1.42%

205,000	Singapore Telecommunications, Ltd.	362,832

Spain: 2.29%

62,166	Banco Santander SA(b)	583,897

Sweden: 1.50%

17,772	Modern Times Group AB, Class B(b)	381,904

Switzerland: 16.87%

11,652	Compagnie Financiere Richemont SA	222,016

11,615	Julius Baer Holding, Ltd.(b)	441,899

16,000	Nestle SA(b)	628,318

6,400	Nestle SA, Sponsored ADR(a)	254,080

15,300	Novartis AG, ADR(a)	761,328

5,673	Roche Holding AG(b)	870,834

12,500	Syngenta AG, ADR(a)	489,250

2,979	Zurich Financial Services AG(b)	639,971

		4,307,696

Shares		Value (Note 2)
Taiwan: 1.75%

56,444	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR(a)	$445,908

Turkey: 0.49%

18,845	Anadolu Efes Biracilik Ve Malt Sanayii AS	125,755

United Kingdom: 10.71%

175,453	BBA Aviation Plc	174,058

25,625	BHP Billiton Plc	476,741

12,000	GlaxoSmithKline Plc, Sponsored ADR(a)	447,240

26,614	London Stock Exchange Group Plc	195,148

9,380	Tesco Plc, Sponsored ADR(a)	148,673

28,000	Unilever Plc, Sponsored ADR(a)	644,560

23,687	WH Smith Plc	122,091

24,268	Whitbread Plc	319,954

6,947	WPP Plc, Sponsored ADR(a)	205,562

		2,734,027

	Total Common Stocks (Cost $31,137,175)	22,752,387

SHORT-TERM BANK DEBT INSTRUMENTS: 1.45%
$369,854	Bank of America - Toronto 0.060%, due 01/02/09	369,854

	Total Short-Term Bank Debt Instruments (Cost $369,854)	369,854

	Total Investments: 90.57% (Cost $31,507,029)	23,122,241

	Net Other Assets and Liabilities: 9.43%	2,408,165

	Net Assets: 100.00%	$25,530,406

(a) ADR — American Depositary Receipt.

(b) Fair valued security.

(c) Non-income producing security.

(d) GDR — Global Depositary Receipt.

Percentages are stated as a percent of net assets.

December 31, 2008	52	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

COMMON STOCKS: 97.95%
Australia: 1.99%

706,890	Centennial Coal Co., Ltd.	$1,636,240

1,639,385	Metcash, Ltd.	5,006,243

2,827,800	Sigma Pharmaceuticals, Ltd.	2,129,264

		8,771,747

Austria: 0.98%

139,384	Intercell AG(a)(b)	4,266,925

1,768	RHI AG(a)(b)	27,843

		4,294,768

Belgium: 3.41%

30,995	Ackermans & van Haaren NV	1,568,276

15,118	Bekaert SA	1,015,432

3,422	EVS Broadcast Equipment SA	121,297

325,221	Ion Beam Applications(c)	3,503,562

515,207	Telenet Group Holding NV(a)	8,808,794

		15,017,361

Bermuda: 0.33%

2,227,861	Huabao International Holdings, Ltd.	1,460,289

China: 0.55%

699,713	Sino Gold Mining, Ltd.(a)	2,439,197

Denmark: 2.22%

31,876	SimCorp AS(b)	3,547,763

101,040	TrygVesta AS(b)	6,246,180

		9,793,943

Finland: 1.37%

253,235	Elisa Oyj(b)	4,356,353

1,037,373	Ruukki Group Oyj(b)	1,660,316

		6,016,669

France: 9.56%

87,335	bioMerieux SA	7,283,987

1,487,143	Bull SA(a)	2,377,279

58,324	Bureau Veritas SA	2,330,041

136,022	Eutelsat Communications	3,195,401

7,912	Faiveley SA	528,896

Shares		Value (Note 2)

117,214	Gemalto NV(a)	$2,916,501

44,195	Iliad SA	3,808,855

246,663	SCOR SE	5,611,120

118,761	Sechilienne-Sidec	5,282,669

109,270	Teleperformance SA	3,025,658

71,300	Virbac SA	5,742,455

		42,102,862

Germany: 7.37%

31,848	Bijou Brigitte Modische Accessoires AG(b)	3,716,322

39,400	Fielmann AG(b)	2,575,086

239,453	GEA Group AG(b)	4,172,121

133,721	Gerresheimer AG(b)	3,688,945

409,130	Kontron AG(b)	4,149,707

68,325	Pfeiffer Vacuum Technology AG(b)	4,456,795

109,200	Rhoen-Klinikum AG(b)	2,696,514

96,865	Sfc Smart Fuel Cell AG(a)(b)	930,653

107,427	Software AG(b)	6,090,487

		32,476,630

Hong Kong: 1.54%

4,115,681	China Green Holdings, Ltd.	3,276,528

1,570,510	China Yurun Food Group, Ltd.	1,846,062

10,209,168	Prime Success International Group, Ltd.	1,659,770

		6,782,360

Ireland: 0.40%

174,826	FBD Holdings Plc	1,776,450

Italy: 3.78%

400,739	ACEA SpA(b)	5,400,841

162,997	Ansaldo STS SpA(b)	2,282,071

517,608	Davide Campari-Milano SpA(b)	3,490,436

511,413	Enia SpA(b)	2,779,360

948,980	Impregilo SpA(a)(b)	2,687,062

		16,639,770

See Notes to Financial Statements	53	December 31, 2008

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)
Japan: 29.89%

189,243	Aeon Delight Co., Ltd.(b)	$5,473,470

200,800	Daibiru Corp.(b)	2,123,590

248,000	Don Quijote Co., Ltd.(b)	4,908,980

103,300	Hogy Medical Co., Ltd.(b)	7,051,723

1,900,000	Ishihara Sangyo Kaisha, Ltd.(a)(b)	1,595,071

474,000	Izumi Co., Ltd.(b)	7,460,509

387,500	Kaken Pharmaceutical Co., Ltd.(b)	4,242,266

208,000	Kitz Corp.(b)	638,142

179,600	Kobayashi Pharmaceutical Co., Ltd.(b)	7,641,986

676,800	Kyorin Co., Ltd.(b)	9,600,881

130,400	McDonald’s Holdings Co., Ltd.(b)	2,598,455

314,000	Mediceo Paltac Holdings Co., Ltd.(b)	3,751,900

1,500	MID REIT, Inc.(b)	2,857,956

270,000	NAMCO BANDAI Holdings, Inc.(b)	2,926,350

380,500	Nihon Kohden Corp.(b)	8,921,928

685,000	The Nisshin OilliO Group, Ltd.(b)	3,956,197

675	Nomura Real Estate Office Fund, Inc.(b)	4,341,416

2,661	Pacific Golf Group International Holdings KK(b)	930,369

513,100	Q.P. Corp.(b)	7,004,429

47,700	Shimamura Co., Ltd.(b)	3,655,021

612,400	Shinko Plantech Co., Ltd.(b)	5,125,684

221,434	Sohgo Security Services Co., Ltd.(b)	2,289,156

190,000	Sugi Holdings Co., Ltd.(b)	5,042,306

168,600	Sundrug Co., Ltd.(b)	4,656,948

84,300	Sysmex Corp.(b)	3,042,685

90,800	Trend Micro, Inc.(a)(b)	3,142,321

198,800	Tsumura & Co.(b)	7,342,223

471,932	Yamaguchi Financial Group, Inc.(b)	5,248,187

836,964	The Yokohama Rubber Co., Ltd.(b)	4,147,203

		131,717,352

Shares		Value (Note 2)
Netherlands: 3.56%

284,255	Crucell NV(a)	$4,302,943

187,410	CSM NV	2,995,851

35,938	Fugro NV	1,023,339

181,964	Nutreco Holding NV	5,947,849

29,051	Smit Internationale NV	1,417,014

		15,686,996

Portugal: 0.86%

686,151	Jeronimo Martins SGPS, SA	3,786,516

Singapore: 3.23%

7,600,955	ComfortDelGro Corp., Ltd.	7,649,755

3,826,309	MobileOne, Ltd.	3,930,548

3,080,266	Parkway Holdings, Ltd.	2,651,071

		14,231,374

Spain: 0.99%

253,432	Grifols SA(b)	4,367,246

Sweden: 3.50%

56,327	B&B Tools AB(b)	358,454

362,171	Hexagon AB(b)	1,754,031

316,200	Intrum Justitia AB(b)	3,166,862

839,247	Kappahl Holding AB(b)	2,480,549

146,520	Oriflame Cosmetics SA(b)	4,215,369

379,075	Saab AB(b)	3,447,523

		15,422,788

Switzerland: 5.25%

13,018	Banque Cantonale Vaudoise(b)	3,896,619

40,302	BKW FMB Energie AG(b)	3,881,559

7,080	Galenica AG(b)	2,293,263

19,827	Helvetia Holding AG(b)	4,299,349

59,830	Partners Group Holding AG(b)	4,235,026

341,103	Temenos Group AG(a)(b)	4,530,275

		23,136,091

December 31, 2008	54	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)
United Kingdom: 17.17%

755,983	Aggreko Plc	$4,844,930

568,600	Babcock International Group Plc	3,877,023

1,280,000	Carillion Plc	4,564,002

620,000	Charter International Plc	2,941,642

140,000	Forth Ports Plc	1,843,774

508,639	IG Group Holdings Plc	1,873,949

568,160	Informa Plc	2,011,551

2,539,994	Invista Real Estate Investment Management Holdings Plc	1,296,418

1,773,633	Meggitt Plc	4,073,697

920,000	Micro Focus International Plc	3,736,719

2,098,990	Mitie Group Plc	6,209,181

1,035,384	Mouchel Group Plc	5,079,936

304,584	Premier Oil Plc(a)	4,313,477

2,600,000	PV Crystalox Solar Plc	3,738,157

2,423,260	QinetiQ Plc	5,530,925

1,600,000	RPS Group Plc	3,220,566

1,092,568	Serco Group Plc	7,076,644

1,134,452	St. James’s Place Capital Plc	2,903,289

1,656,739	Stagecoach Group Plc	3,340,728

22,523	Synergy Healthcare Plc	124,754

500,729	Venture Production Plc	3,065,078

		75,666,440

	Total Common Stocks (Cost $568,501,774)	431,586,849

Shares		Value (Note 2)

PREFERRED STOCKS: 0.64%
Germany: 0.64%

59,600	Fuchs Petrolub AG(b)	$2,832,193

	Total Preferred Stocks (Cost $4,639,572)	2,832,193

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.09%
$4,830,000	Citibank - Nassau 0.060%, due 01/02/09	4,830,000

	Total Short-Term Bank Debt Instruments (Cost $4,830,000)	4,830,000

	Total Investments: 99.68% (Cost $577,971,346)	439,249,042

	Net Other Assets and Liabilities: 0.32%	1,388,011

	Net Assets: 100.00%	$440,637,053

(a) Non-income producing security.

(b) Fair valued security.

(c) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Percentages are stated as a percent of net assets.

Security determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid security is as follows:

Dates of Purchase	Security	Cost	Market Value	% of Net Assets
09/21/07 – 10/08/08	Ion Beam Applications	$8,645,577	$3,503,562	0.80%

See Notes to Financial Statements	55	December 31, 2008

Portfolio of Investments (Note 10)

Forward Large Cap Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 99.32%
Consumer Discretionary: 12.58%

5,930	Apollo Group, Inc., Class A (a)	$454,357

6,947	McDonald’s Corp.	432,034

5,646	Nike, Inc., Class B	287,946

17,680	Pulte Homes, Inc.	193,242

7,624	TJX Cos., Inc.	156,826

5,583	The Walt Disney Co.	126,678

		1,651,083

Consumer Staples: 12.09%

8,960	Campbell Soup Co.	268,890

10,180	The Coca-Cola Co.	460,849

8,361	Procter & Gamble Co.	516,876

6,060	Wal-Mart Stores, Inc.	339,724

		1,586,339

Energy: 12.60%

4,590	Apache Corp.	342,093

6,470	Exxon Mobil Corp.	516,499

9,380	National Oilwell Varco, Inc.(a)	229,247

5,940	Occidental Petroleum Corp.	356,341

9,640	Valero Energy Corp.	208,610

		1,652,790

Financials: 13.99%

3,163	ACE, Ltd.	167,386

8,439	Bank of America Corp.	118,821

5,121	The Bank of New York Mellon Corp.	145,078

15,010	The Charles Schwab Corp.	242,712

19,919	First Horizon National Corp.	210,547

10,640	JPMorgan Chase & Co.	335,478

6,514	MetLife, Inc.	227,078

7,810	Morgan Stanley	125,272

8,930	Wells Fargo & Co.	263,257

		1,835,629

Shares		Value (Note 2)

Health Care: 13.77%

17,730	Bristol-Myers Squibb Co.	$412,223

10,566	Johnson & Johnson	632,164

8,240	Medco Health Solutions, Inc.(a)	345,338

11,100	Wyeth	416,361

		1,806,086

Industrials: 11.85%

5,440	FedEx Corp.	348,976

6,290	Fluor Corp.	282,232

25,310	General Electric Co.	410,022

15,644	Honeywell International, Inc.	513,593

		1,554,823

Information Technology: 13.90%

2,048	Apple, Inc.(a)	174,797

10,630	Cisco Systems, Inc.(a)	173,269

1,087	Google, Inc., Class A(a)	334,416

3,570	International Business Machines Corp.	300,450

15,470	NVIDIA Corp.(a)	124,843

24,700	Oracle Corp.(a)	437,931

7,740	QUALCOMM, Inc.	277,324

		1,823,030

Materials: 2.64%

14,152	Freeport-McMoRan Copper & Gold, Inc., Class B	345,875

Telecommunications: 3.47%

15,963	AT&T, Inc.	454,946

Utilities: 2.43%

6,570	FirstEnergy Corp.	319,171

	Total Common Stocks (Cost $15,189,255)	13,029,772

December 31, 2008	56	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Large Cap Equity Fund

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 0.62%
$81,047	Bank of America — Toronto 0.060%, due 01/02/09	$81,047

	Total Short-Term Bank Debt Instruments (Cost $81,047)	81,047

	Total Investments: 99.94% (Cost $15,270,302)	13,110,819

	Net Other Assets and Liabilities: 0.06%	7,389

	Net Assets: 100.00%	$13,118,208

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	57	December 31, 2008

Portfolio of Investments (Note 10)

Forward Banking and Finance Fund(a)

Shares	Value (Note 2)

COMMON STOCKS: 97.29%
Financial Services: 97.29%

Banks Regional: 62.56%

37,920	Arrow Financial Corp.	$953,309

10,200	BancorpSouth, Inc.	238,272

45,466	Bank of Marin Bancorp	1,075,271

73,419	Bank of The Ozarks, Inc.	2,176,139

4,750	Beverly National Corp.	67,521

11,457	Camden National Corp.	309,110

88,691	Cascade Financial Corp.	480,705

84,767	Codorus Valley Bancorp, Inc.	661,183

50,200	Community Bank System, Inc.	1,224,378

43,329	Community Bankers Trust Corp.	129,987

34,400	Cullen/Frost Bankers, Inc.	1,743,392

28,700	Danvers Bancorp, Inc.	383,719

12,300	East West Bancorp, Inc.	196,431

61,446	Enterprise Financial Services Corp.	936,437

9,900	Financial Institutions, Inc.	142,065

76,500	First Commonwealth Financial Corp.	947,070

24,400	First Financial Bankshares, Inc.	1,347,124

14,000	The First of Long Island Corp.	332,500

192,638	First Security Group, Inc.	889,988

45,600	Glacier Bancorp, Inc.	867,312

86,945	Harleysville National Corp.	1,255,486

25,778	Heartland Financial USA, Inc.	530,769

31,800	IBERIABANK Corp.	1,526,400

43,900	Independent Bank Corp.	1,148,424

63,100	International Bancshares Corp.	1,377,473

34,138	Lakeland Financial Corp.	813,167

137,813	MetroCorp Bancshares, Inc.	1,026,707

26,800	MidWestOne Financial Group, Inc.	266,392

12,400	NBT Bancorp, Inc.	346,704

78,300	Pinnacle Financial Partners, Inc.(b)	2,334,122

45,710	Princeton National Bancorp, Inc.	1,050,416

77,700	PrivateBancorp, Inc.	2,522,141

40,440	Prosperity Bancshares, Inc.	1,196,620

10,400	S&T Bancorp, Inc.	369,200

Shares	Value (Note 2)

44,445	Signature Bank(b)	$1,275,127

125,252	Smithtown Bancorp, Inc.	2,007,790

18,400	Southside Bancshares, Inc.	432,400

66,700	Southwest Bancorp, Inc.	864,432

50,934	SVB Financial Group(b)	1,335,999

122,088	Tamalpais Bancorp	1,034,085

193,711	Texas Capital Bancshares, Inc.(b)	2,587,978

14,140	Valley National Bancorp	286,335

55,800	Washington Trust Bancorp, Inc.	1,102,050

44,900	Webster Financial Corp.	618,722

44,200	Western Alliance Bancorp(b)	445,978

93,472	Wilshire Bancorp, Inc.	848,726

91,300	Yadkin Valley Financial Corp.	1,301,025

		45,006,581

Diversified Financial Services: 2.79%

43,834	Stifel Financial Corp.(b)	2,009,789

Financial Data Processing Services: 3.24%

21,300	Advent Software, Inc.(b)	425,361

62,522	Cass Information Systems, Inc.	1,904,417

		2,329,778

Financial Information Services: 0.49%

122,800	TheStreet.com, Inc.	356,120

Insurance Carriers: Property & Casualty: 9.23%

20,600	Amtrust Financial Services, Inc.	238,960

23,483	Erie Indemnity Co., Class A	883,665

20,700	Harleysville Group, Inc.	718,911

203,552	Meadowbrook Insurance Group, Inc.	1,310,875

74,230	Mercer Insurance Group, Inc.	938,267

39,800	The Navigators Group, Inc.(b)	2,185,418

28,585	United America Indemnity, Ltd., Class A(b)	366,174

		6,642,270

December 31, 2008	58	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Banking and Finance Fund(a)

Shares	Value (Note 2)

Insurance: Multi-Line: 4.81%

30,000	The Hanover Insurance Group, Inc.	$1,289,100

81,050	HCC Insurance Holdings, Inc.	2,168,088

		3,457,188

Investment Management Companies: 0.69%

8,700	Affiliated Managers Group, Inc.(b)	364,704

8,300	Waddell & Reed Financial, Inc., Class A	128,318

		493,022

Real Estate Investment Trusts: 3.73%

47,200	American Campus Communities, Inc.	966,656

25,600	National Retail Properties, Inc.	440,064

80,000	Urstadt Biddle Properties, Inc., Class A	1,274,400

		2,681,120

Savings & Loans: 7.53%

53,100	Berkshire Hills Bancorp, Inc.	1,638,666

42,700	Dime Community Bancshares, Inc.	567,910

42,600	First Niagara Financial Group, Inc.	688,842

48,961	HF Financial Corp.	627,680

114,900	Westfield Financial, Inc.	1,185,768

14,819	WSFS Financial Corp.	711,164

		5,420,030

Securities Brokerage & Service: 2.22%

6,800	Investment Technology Group, Inc.(b)	154,496

39,900	KBW, Inc.(b)	917,700

30,800	Raymond James Financial, Inc.	527,604

		1,599,800

	Total Common Stocks (Cost $72,962,531)	69,995,698

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 1.83%
$1,313,094	HSBC Bank — Grand Cayman 0.060%, due 01/02/09	$1,313,094

	Total Short-Term Bank Debt Instruments (Cost $1,313,094)	1,313,094

	Total Investments: 99.12% (Cost $74,275,625)	71,308,792

	Net Other Assets and Liabilities: 0.88%	636,502

	Net Assets: 100.00%	$71,945,294

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	59	December 31, 2008

Portfolio of Investments (Note 10)

Forward Growth Fund(a)

Shares		Value (Note 2)

COMMON STOCKS: 103.46%
Auto & Transportation: 5.40%

108,068	AirTran Holdings, Inc.(b)	$479,822

23,981	Allegiant Travel Co.(b)	1,164,757

17,980	Genco Shipping & Trading, Ltd.	266,104

35,194	Hub Group, Inc., Class A(b)	933,697

16,243	Old Dominion Freight Line, Inc.(b)	462,276

47,615	Wabtec Corp.	1,892,696

		5,199,352

Consumer Discretionary: 14.77%

103,367	99 Cents Only Stores(b)	1,129,801

23,690	Aéropostale, Inc.(b)	381,409

76,494	BJ’s Restaurants, Inc.(b)	823,840

35,479	California Pizza Kitchen, Inc.(b)	380,335

25,830	Capella Education Co.(b)	1,517,771

2,520	Deckers Outdoor Corp.(b)	201,272

6,847	FTI Consulting, Inc.(b)	305,924

145,946	GSI Commerce, Inc.(b)	1,535,352

132,236	Iconix Brand Group, Inc.(b)	1,293,268

79,920	Marvel Entertainment, Inc.(b)	2,457,540

17,334	Tetra Tech, Inc.(b)	418,616

67,206	Ulta Salon Cosmetics & Fragrance, Inc.(b)	556,466

22,100	Under Armour, Inc., Class A(b)	526,864

12,149	VistaPrint, Ltd.(b)	226,093

46,008	Waste Connections, Inc.(b)	1,452,473

339,056	The Wet Seal, Inc., Class A(b)	1,006,996

		14,214,020

Consumer Staples: 3.13%

130,134	Chiquita Brands International, Inc.(b)	1,923,381

54,002	Diamond Foods, Inc.	1,088,140

		3,011,521

Energy: 5.74%

37,394	Arena Resources, Inc.(b)	1,050,397

21,298	Atlas Energy Resources Llc	271,975

13,310	Comstock Resources, Inc.(b)	628,898

37,820	EXCO Resources, Inc.(b)	342,649

22,497	Hornbeck Offshore Services, Inc.(b)	367,601

Shares		Value (Note 2)

83,066	Mariner Energy, Inc.(b)	$847,273

26,733	Penn Virginia Corp.	694,523

39,300	Whiting Petroleum Corp.(b)	1,314,979

		5,518,295

Financial Services: 8.96%

17,571	Advent Software, Inc.(b)	350,893

4,390	Bankrate, Inc.(b)	166,820

47,947	HCC Insurance Holdings, Inc.	1,282,582

16,531	IBERIABANK Corp.	793,488

39,400	National Retail Properties, Inc.	677,286

23,968	The Navigators Group, Inc.(b)	1,316,083

39,978	PrivateBancorp, Inc.	1,297,686

17,622	Prosperity Bancshares, Inc.	521,435

26,196	SVB Financial Group(b)	687,121

74,972	Texas Capital Bancshares, Inc.(b)	1,001,626

91,350	TheStreet.com, Inc.	264,915

29,054	Wilshire Bancorp, Inc.	263,810

		8,623,745

Health Care: 31.41%(c)

29,122	Alexion Pharmaceuticals, Inc.(b)	1,053,925

22,915	Allscripts-Misys Healthcare Solutions, Inc.	227,317

61,311	BioMarin Pharmaceutical, Inc.(b)	1,091,336

67,409	BioMimetic Therapeutics, Inc.(b)	621,511

6,974	Bio-Rad Laboratories, Inc., Class A(b)	525,212

53,803	Bio-Reference Laboratories, Inc.(b)	1,411,253

63,821	Celera Corp.(b)	710,328

36,694	Cepheid, Inc.(b)	380,884

67,877	Eclipsys Corp.(b)	963,175

24,610	Haemonetics Corp.(b)	1,390,465

33,010	Illumina, Inc.(b)	859,911

59,716	Immucor, Inc.(b)	1,587,251

46,386	Kendle International, Inc.(b)	1,193,048

23,769	Luminex Corp.(b)	507,706

42,430	Martek Biosciences Corp.	1,286,053

45,928	Masimo Corp.(b)	1,370,032

December 31, 2008	60	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Growth Fund(a)

Shares		Value (Note 2)
Health Care (continued): 31.41%(c)

70,967	Medarex, Inc.(b)	$395,996

17,060	Myriad Genetics, Inc.(b)	1,130,396

7,702	NuVasive, Inc.(b)	266,874

16,209	Onyx Pharmaceuticals, Inc.(b)	553,699

18,037	OSI Pharmaceuticals, Inc.(b)	704,345

50,323	Perrigo Co.	1,625,937

97,359	Phase Forward, Inc.(b)	1,218,934

46,751	Psychiatric Solutions, Inc.(b)	1,302,015

14,270	Quality Systems, Inc.	622,457

30,493	ResMed, Inc.(b)	1,142,878

72,377	Sequenom, Inc.(b)	1,435,959

86,759	Thoratec Corp.(b)	2,818,800

9,377	United Therapeutics Corp.(b)	586,531

81,965	Volcano Corp.(b)	1,229,475

		30,213,703

Materials & Processing: 6.14%

45,543	Airgas, Inc.	1,775,721

53,365	Calgon Carbon Corp.(b)	819,686

20,126	Compass Minerals International, Inc.	1,180,591

7,560	Energy Conversion Devices, Inc.(b)	190,588

13,162	Greif, Inc., Class A	440,006

21,221	Koppers Holdings, Inc.	458,798

17,439	MYR Group, Inc.(b)	174,390

13,766	Rock-Tenn Co., Class A	470,522

11,490	Texas Industries, Inc.	396,405

		5,906,707

Producer Durables: 6.96%

28,050	American Ecology Corp.	567,452

19,714	Axsys Technologies, Inc.(b)	1,081,510

9,512	Badger Meter, Inc.	276,038

109,917	Environmental Tectonics Corp.(b)	90,132

18,123	FEI Co.(b)	341,800

12,055	Itron, Inc.(b)	768,386

45,610	Kennametal, Inc.	1,012,086

32,716	Met-Pro Corp.	435,777

Shares		Value (Note 2)

113,929	SBA Communications Corp., Class A(b)	$1,859,321

38,604	Thermadyne Holdings Corp.(b)	265,209

		6,697,711

Technology: 18.83%

66,120	Ansys, Inc.(b)	1,844,088

28,710	Atheros Communications, Inc.(b)	410,840

64,749	Blackboard, Inc.(b)	1,698,366

85,417	Brocade Communications Systems, Inc.(b)	239,168

79,863	Cavium Networks, Inc.(b)	839,361

25,329	Data Domain, Inc.(b)	476,185

45,538	Ebix, Inc.(b)	1,088,358

58,922	FLIR Systems, Inc.(b)	1,807,727

135,355	Harmonic, Inc.(b)	759,342

53,218	II-VI, Inc.(b)	1,015,932

104,331	Internet Capital Group, Inc.(b)	568,604

127,439	Ixia, Inc.(b)	736,597

25,900	j2 Global Communications, Inc.(b)	519,036

52,420	MICROS Systems, Inc.(b)	855,494

60,669	Microsemi Corp.(b)	766,856

42,612	Monolithic Power Systems, Inc.(b)	537,337

83,390	Nuance Communications, Inc.(b)	863,920

28,794	SuccessFactors, Inc.(b)	165,278

61,590	The Ultimate Software Group, Inc.(b)	899,214

20,093	Varian Semiconductor Equipment Associates, Inc.(b)	364,085

68,947	Viasat, Inc.(b)	1,660,243

		18,116,031

Utilities: 2.12%

125,545	Neutral Tandem, Inc.(b)	2,036,340

	Total Common Stocks (Cost $110,697,648)	99,537,425

See Notes to Financial Statements	61	December 31, 2008

Portfolio of Investments (Note 10)

Forward Growth Fund(a)

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 1.16%
$1,117,062	Bank of America - Toronto 0.060%, due 01/02/09	$1,117,062

	Total Short-Term Bank Debt Instruments (Cost $1,117,062)	1,117,062

	Total Investments: 104.62% (Cost $111,814,710)	100,654,487

	Net Other Assets and Liabilities: (4.62)%	(4,448,222)

	Net Assets: 100.00%	$96,206,265

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Non-income producing security.

(c) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

Percentages are stated as a percent of net assets.

December 31, 2008	62	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Legato Fund

Shares		Value (Note 2)

COMMON STOCKS: 89.65%
Consumer Discretionary: 9.41%

3,052	99 Cents Only Stores(a)	$33,358

648	Abercrombie & Fitch Co., Class A	14,949

896	Arbitron, Inc.	11,899

700	Capella Education Co.(a)	41,131

2,488	Carter’s, Inc.(a)	47,918

4,708	Champion Enterprises, Inc.(a)	2,636

3,972	The Cheesecake Factory, Inc.(a)	40,117

2,354	Corinthian Colleges, Inc.(a)	38,535

660	DeVry, Inc.	37,891

3,174	Fred’s, Inc.	34,153

4,250	Gentex Corp.	37,528

1,250	Iconix Brand Group, Inc.(a)	12,225

3,250	LKQ Corp.(a)	37,895

600	Morningstar, Inc.(a)	21,300

6,729	Smith & Wesson Holding Corp.(a)	15,275

1,355	Tenneco, Inc.(a)	3,997

868	Tractor Supply Co.(a)	31,370

603	Under Armour, Inc., Class A(a)	14,376

975	Universal Technical Institute, Inc.(a)	16,741

		493,294

Consumer Staples: 4.75%

561	Chattem, Inc.(a)	40,128

1,450	Hain Celestial Group, Inc.(a)	27,681

1,939	Lance, Inc.	44,480

1,369	TreeHouse Foods, Inc.(a)	37,292

4,751	United Natural Foods, Inc.(a)	84,663

425	USANA Health Sciences, Inc.(a)	14,552

		248,796

Energy: 3.43%

1,176	CARBO Ceramics, Inc.	41,783

737	Encore Acquisition Co.(a)	18,808

1,545	ENGlobal Corp.(a)	5,021

934	Forest Oil Corp.(a)	15,402

2,249	General Maritime Corp.	24,289

Shares		Value (Note 2)

1,931	ION Geophysical Corp.(a)	$6,623

2,133	North American Energy Partners, Inc.(a)	7,124

516	Smith International, Inc.	11,812

625	St. Mary Land & Exploration Co.	12,694

2,900	Tesco Corp.(a)	20,706

467	Whiting Petroleum Corp.(a)	15,626

		179,888

Financials: 10.26%

2,202	Arbor Realty Trust, Inc.	6,496

2,368	Cedar Shopping Centers, Inc.	16,765

2,431	East West Bancorp, Inc.	38,823

1,500	Financial Federal Corp.	34,905

1,059	First Industrial Realty Trust, Inc.	7,995

744	First Midwest Bancorp, Inc.	14,858

661	Glacier Bancorp, Inc.	12,572

738	Hanover Insurance Group, Inc.	31,712

5,068	MGIC Investment Corp.	17,637

791	Mid-America Apartment Communities, Inc.	29,394

2,396	Old National Bancorp	43,511

1,585	Portfolio Recovery Associates, Inc.(a)	53,636

1,250	PrivateBancorp, Inc.	40,575

1,449	Stewart Information Services Corp.	34,037

1,585	Sun Communities, Inc.	22,190

400	TMX Group, Inc.	8,162

5,886	UCBH Holdings, Inc.	40,496

834	WestAmerica BanCorp.	42,659

975	Westwood Holdings Group, Inc.	27,700

700	World Acceptance Corp.(a)	13,832

		537,955

Health Care: 20.54%

2,930	Abaxis, Inc.(a)	46,968

3,140	Allscripts-Misys Healthcare Solutions, Inc.	31,149

3,500	Angiodynamics, Inc.(a)	47,915

4,647	Cepheid, Inc.(a)	48,236

See Notes to Financial Statements	63	December 31, 2008

Portfolio of Investments (Note 10)

Forward Legato Fund

Shares		Value (Note 2)
Health Care (continued): 20.54%

1,660	Chemed Corp.	$66,018

1,511	Gentiva Health Services, Inc.(a)	44,212

596	Haemonetics Corp.(a)	33,674

1,253	ICU Medical, Inc.(a)	41,524

700	Integra LifeSciences Holdings Corp.(a)	24,899

1,170	IPC The Hospitalist Co., Inc(a)	19,691

725	Kensey Nash Corp.(a)	14,072

825	Landauer, Inc.	60,473

2,414	Medical Action Industries, Inc.(a)	24,140

1,920	Medicis Pharmaceutical Corp., Class A	26,688

1,225	Mednax, Inc.(a)	38,833

940	Medtox Scientific, Inc.(a)	7,727

1,550	Meridian Bioscience, Inc.	39,479

3,064	Merit Medical Systems, Inc.(a)	54,938

3,512	Neogen Corp.(a)	87,729

1,175	Phase Forward, Inc.(a)	14,711

2,198	PSS World Medical, Inc.(a)	41,366

4,700	Somanetics Corp.(a)	77,598

2,892	Sunrise Senior Living, Inc.(a)	4,859

2,694	SurModics, Inc.(a)	68,077

1,100	Techne Corp.	70,972

1,451	U.S. Physical Therapy, Inc.(a)	19,341

627	Varian, Inc.(a)	21,011

		1,076,300

Industrials: 19.18%

1,000	The Advisory Board Co.(a)	22,300

616	Alexander & Baldwin, Inc.	15,437

505	American Science & Engineering, Inc.	37,350

3,030	Beacon Roofing Supply, Inc.(a)	42,056

3,208	C&D Technologies, Inc.(a)	10,041

758	Ceradyne, Inc.(a)	15,395

1,875	CoStar Group, Inc.(a)	61,762

500	Curtiss-Wright Corp.	16,695

1,100	Dynamex, Inc.(a)	16,225

1,150	Forward Air Corp.	27,911

Shares		Value (Note 2)

950	Franklin Electric Co., Inc.	$26,705

1,644	Fuel Tech, Inc.(a)	17,410

1,150	G&K Services, Inc., Class A	23,253

612	GATX Corp.	18,954

1,349	General Cable Corp.(a)	23,864

1,013	Genesee & Wyoming, Inc., Class A(a)	30,897

766	IDEX Corp.	18,499

1,500	II-VI, Inc.(a)	28,635

2,900	Innerworkings, Inc.(a)	18,995

589	Kaydon Corp.	20,232

300	K-Tron International, Inc.(a)	23,970

1,385	Mobile Mini, Inc.(a)	19,972

1,325	Raven Industries, Inc.	31,933

2,985	Resources Connection, Inc.(a)	48,894

3,553	Ritchie Bros. Auctioneers, Inc.	76,104

608	Robbins & Myers, Inc.	9,831

7,438	Rollins, Inc.	134,479

708	School Specialty, Inc.(a)	13,537

2,000	Simpson Manufacturing Co., Inc.	55,520

2,000	Sun Hydraulics Corp.	37,680

676	Tetra Tech, Inc.(a)	16,325

1,123	Wabtec Corp.	44,639

		1,005,500

Information Technology: 19.46%

2,025	Advent Software, Inc.(a)	40,439

1,801	ANSYS, Inc.(a)	50,229

2,000	Blackbaud, Inc.	27,000

1,350	Blackboard, Inc.(a)	35,411

990	Cabot Microelectronics Corp.(a)	25,809

882	CACI International, Inc., Class A(a)	39,769

1,075	Cass Information Systems, Inc.	32,745

655	Concur Technologies, Inc.(a)	21,497

2,100	DealerTrack Holdings, Inc.(a)	24,969

4,900	Digi International, Inc.(a)	39,739

2,450	Echelon Corp.(a)	19,968

December 31, 2008	64	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Legato Fund

Shares		Value (Note 2)

Information Technology (continued): 19.46%

750	EMS Technologies, Inc.(a)	$19,403

1,305	F5 Networks, Inc.(a)	29,832

450	FactSet Research Systems, Inc.	19,908

1,475	Fair Isaac Corp.	24,869

1,125	FARO Technologies, Inc.(a)	18,968

1,430	Forrester Research, Inc.(a)	40,340

2,265	GTSI Corp.(a)	13,590

2,350	Guidance Software, Inc.(a)	9,588

1,450	Manhattan Associates, Inc.(a)	22,925

848	ManTech International Corp., Class A(a)	45,953

1,702	Maximus, Inc.	59,757

1,850	Napco Security Systems, Inc.(a)	2,387

2,625	National Instruments Corp.	63,944

1,825	NVE Corp.(a)	47,687

1,650	Power Integrations, Inc.	32,802

1,475	Quality Systems, Inc.	64,339

3,605	Semtech Corp.(a)	40,628

2,150	Stratasys, Inc.(a)	23,113

3,325	Tyler Technologies, Inc.(a)	39,834

2,090	Ultimate Software Group, Inc.(a)	30,514

1,720	Verint Systems, Inc.(a)	12,040

		1,019,996

Materials: 2.41%

1,579	Commercial Metals Co.	18,743

836	Compass Minerals International, Inc.	49,040

3,175	Landec Corp.(a)	20,891

1,051	Terra Industries, Inc.	17,520

2,215	Zoltek Cos, Inc.(a)	19,913

		126,107

Telecommunication Services: 0.21%

1,167	Alaska Communications Systems Group, Inc.	10,946

	Total Common Stocks (Cost $5,505,940)	4,698,782

Shares		Value (Note 2)

MUTUAL FUNDS: 0.94%

1,000	iShares Russell 2000 Index Fund(b)	$49,270

	Total Mutual Funds (Cost $48,867)	49,270

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 9.62%
$174,144	Bank of America - Toronto 0.060%, due 01/02/09	174,144

52,243	Citibank - Nassau 0.060%, due 01/02/09	52,243

278,131	HSBC Bank - Grand Cayman 0.060%, due 01/02/09	278,131

	Total Short-Term Bank Debt Instruments (Cost $504,518)	504,518

	Total Investments: 100.21% (Cost $6,059,325)	5,252,570

	Net Other Assets and Liabilities: (0.21)%	(11,243)

	Net Assets: 100.00%	$5,241,327

(a) Non-income producing security.

(b) Investment in other funds is calculated at their respective net asset value as determined by those funds, in accordance with the Investment Company Act of 1940.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	65	December 31, 2008

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

MUNICIPAL BONDS: 174.10%
California: 16.68%

$ 750,000	California Housing Finance Agency, Home Mortgage Revenue Bonds, Insured Ambac Indemnity Corp., Series E 4.750%, 02/01/30(a)	$542,745

1,000,000	California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue Bonds (Mortgage Backed Securities Program), Insured GNMA/FNMA, Series C 5.400%, 08/01/35(a)	859,100

930,000	Golden State Tobacco Securitization Corp., Asset-Backed Revenue Bonds (California Tobacco Settlement), Sr. Series A-1 4.500%, 06/01/27(a)	627,071

500,000	5.125%, 06/01/47(a)	249,815

		2,278,731

Colorado: 14.85%

693,783	Denver City & County, Colorado, Single Family Mortgage Revenue Bonds, Insured GNMA/FNMA, Series A 5.550%, 12/01/39(a)	630,718

1,000,000	E-470 Public Highway Authority, Colorado Revenue Bonds (Vehicle Registration Fee), Insured MBIA, Inc. , VRDN 9.500%, 09/01/18(a)(b)	1,000,000

500,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds 6.500%, 11/15/38(a)	398,075

		2,028,793

Connecticut: 14.64%

1,000,000	Connecticut State Housing Finance Authority, Revenue Bonds (Housing Mortgage Finance Program), Sub-series E-5, VRDN 8.750%, 11/15/35(b)	1,000,000

1,000,000	Connecticut State Special Tax Obligation, Revenue Bonds (Transportation Infrastructure), Insured Ambac Indemnity Corp., Series 1, VRDN 9.000%, 02/01/22(a)(b)	1,000,000

		2,000,000

Principal Amount		Value (Note 2)

Florida: 8.55%

$700,000	Florida Housing Finance Corporation, Revenue Bonds (Homeowner Mortgage), Series 4 5.150%, 07/01/37(a)	$548,226

750,000	Hillsborough County, Florida Housing Finance Authority, Single Family Mortgage Revenue Bonds, Insured GNMA/FNMA, Series 1 5.375%, 10/01/49	619,853

		1,168,079

Georgia: 1.11%

200,000	Main Street Natural Gas, Inc., Revenue Bonds (Georgia Gas Project), Series A 5.000%, 03/15/22	151,140

Illinois: 7.32%

1,000,000	Chicago, Illinois Board of Education, General Obligation Unltd. (Dedicated Revenues), Series E-2, Insured CIFG Guaranty, Ltd., VRDN 9.000%, 03/01/26(a)(b)	1,000,000

Indiana: 7.32%

1,000,000	Delaware County, Indiana Hospital Authority, Revenue Bonds (Cardinal Health System Obligation), Insured Ambac Indemnity Corp., VRDN 8.300%, 08/01/18(a)(b)	1,000,000

Louisiana: 8.37%

1,200,000	DeSoto Parish Louisiana Environmental Improvement, Revenue Bonds (International paper), Series A 4.750%, 03/01/19(a)	725,556

400,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds (Westlake Chemical Corp. Project) 6.750%, 11/01/32(a)	240,252

300,000	St John Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corp.), Series A 5.125%, 06/01/37(a)	177,900

		1,143,708

December 31, 2008	66	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
Massachusetts: 15.23%

$ 500,000	Massachusetts State Health & Educational Facilities Authority, Revenue Bonds (Boston Medical Center Project) 5.250%, 07/01/38(a)	$354,310

700,000	Massachusetts State Health & Educational Facilities Authority, Revenue Bonds (Harvard University), Series A 5.500%, 11/15/36	725,830

1,000,000	Massachusetts State Health & Educational Facilities Authority, Revenue Bonds (Simmons College), Insured Ambac Indemnity Corp., Series E, VRDN 9.500%, 10/01/29(a)(b)	1,000,000

		2,080,140

Nevada: 10.98%

1,500,000	Clark County, Nevada Airport, Improvement Revenue Bonds, Insured MBIA, Inc., Series A, VRDN 9.000%, 07/01/12(a)(b)	1,500,000

New Jersey: 8.55%

435,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds (Continental Airlines, Inc. Project) 6.250%, 09/15/29(a)	226,387
500,000	9.000%, 06/01/33(a)(b)	323,819

900,000	Tobacco Settlement Financing Corp., Revenue Bonds, Series 1A 4.500%, 06/01/23(a)	617,031

		1,167,237

New York: 4.16%

300,000	Hudson Yards Infrastructure Corp., Revenue Bonds, Series A 5.000%, 02/15/47	215,985

250,000	New York, Liberty Development Corp., Revenue Bonds 5.250%, 10/01/35(a)	190,260

250,000	Suffolk Tobacco Asset Securitization Corp., Revenue Bonds (NY Tobacco), Series B 6.000%, 06/01/48	162,095

		568,340

Principal Amount		Value (Note 2)
Pennsylvania: 2.34%

$ 500,000	Pennsylvania Economic Development Financing Authority Exempt Facilities, Revenue Bonds (Reliant Energy), Series B 6.750%, 12/01/36(a)	$320,305

Rhode Island: 7.32%

1,000,000	Rhode Island Student Loan Authority, Student Loan Revenue Bonds, Insured Ambac Indemnity Corp., Series I 2.240%, 12/01/37(b)(c)(d)	1,000,000

Tennessee: 13.83%

210,000	Jackson, Tennessee Hospital, Revenue Bonds (Jackson-Madison County General Hospital Project) 5.750%, 04/01/41(a)	179,561

1,000,000	Memphis-Shelby County, Tennessee Sports Authority, Inc., Revenue Bonds (Memphis Arena Project), Insured MBIA, Inc., Series B, VRDN 7.900%, 11/01/29(b)	1,000,000

1,000,000	Tennessee Energy Acquisition Corp., Gas Revenue Bonds, Series C 5.000%, 02/01/22(a)	709,420

		1,888,981

Texas: 32.85%

1,200,000	Alliance Airport Authority, Inc., Texas, Special Facilities Revenue Bonds (American Airlines, Inc. Project) 5.250%, 12/01/29(a)	386,112

650,000	Brazos River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project), Series C 5.750%, 05/01/36(a)(b)	527,462

300,000	Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp., Revenue Bonds (American Airlines, Inc. Project) 5.500%, 11/01/30(a)	109,551
500,000	6.000%, 11/01/14(a)	270,905
450,000	6.375%, 05/01/35(a)	165,650

165,000	Houston Texas Airport, Special Facilities Revenue Bonds (Continental Airlines), Series B 6.125%, 07/15/27 (a)	87,041

See Notes to Financial Statements	67	December 31, 2008

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
Texas (continued): 32.85%

$ 250,000	Houston Texas Airport, Special Facilities Revenue Bonds (Continental Airlines), Series E 6.750%, 07/01/29	$135,593

700,000	North Texas Tollway Authority, Revenue Bonds (Capital Appreciation Reference System 1st Tier), Series I 6.665%, 01/01/42	444,996

1,000,000	Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue Bonds, Insured Federal Student Loans, Sr. Series A-1 1.960%, 12/01/33(b)(c)(d)	1,000,000

345,000	Sabine River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project), Series A 6.450%, 06/01/21(a)	205,675

1,000,000	Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, Insured Ambac Indemnity Corp., Series B, VRDN 9.000%, 08/15/42(a)(b)	1,000,000

300,000	Trinity River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project) 6.250%, 05/01/28(a)	153,762

		4,486,747

	Total Municipal Bonds (Cost $26,230,482)	23,782,201

CORPORATE BONDS: 11.67%
Consumer Discretionary: 4.25%

250,000	D.R. Horton, Inc., Gtd. Notes 8.000%, 02/01/09(a)	249,375

500,000	Ford Capital B.V., Deb. 9.500%, 06/01/10(a)	220,000

250,000	Ford Motor Co., Unsec. Notes 6.625%, 10/01/28(a)	56,250

250,000	General Motors Corp., Sr. Unsec. Notes 7.200%, 01/15/11(a)	55,000

		580,625

Energy: 1.28%

500,000	Southern Union Co., Jr. Sub. Notes 7.200%, 11/01/66(a)(b)	175,000

Principal Amount		Value (Note 2)
Financial: 5.59%

$ 500,000	American Express Bank, a Federal Savings Bank, FDIC Gtd. 3.150%, 12/09/11(a)	$504,330

250,000	JPMorgan Chase & Co., FDIC Gtd. 3.125%, 12/01/11(a)	259,905

		764,235

Utility: 0.55%

150,000	Dominion Resources, Inc., Jr. Sub. Notes 7.500%, 06/30/66(a)(b)	75,086

	Total Corporate Bonds (Cost $2,431,583)	1,594,946

SHORT-TERM BANK DEBT INSTRUMENTS: 8.80%
1,201,455	Bank of America — Toronto 0.060%, due 01/02/09	1,201,455

	Total Short-Term Bank Debt Instruments (Cost $1,201,455)	1,201,455

	Total Investments: 194.57% (Cost $29,863,520)	26,578,602

	Net Other Assets and Liabilities: (94.57)%	(12,918,502)

	Net Assets: 100.00%	$13,660,100

December 31, 2008	68	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
Corporate Bonds

$ (250,000)	The AES Corp., Unsec. Sr. Notes 8.000%, 10/15/17	$(206,250)

(67,000)	CIT Group, Inc., Unsec. Sr. Notes 5.650%, 02/13/17	(46,657)

(38,000)	CIT Group, Inc., Sub. Notes 12.000%, 12/18/18(d)	(25,333)

(250,000)	Duke Energy Carolinas Llc, Unsub. Sr. Notes 6.100%, 06/01/37	(263,536)

(500,000)	The Goldman Sachs Group, Inc., Sr. Unsec. 6.150%, 04/01/18	(481,311)

(150,000)	International Paper Co., Unsec. Sr. Notes 5.300%, 04/01/15	(104,402)

(475,000)	Lennar Corp., Gtd. Notes, Series B 6.500%, 04/15/16	(292,125)

(500,000)	Limited Brands, Inc., Unsec. Sr. Notes 5.250%, 11/01/14	(288,755)

(500,000)	The May Department Stores Co., Unsec. Notes 5.750%, 07/15/14	(317,568)

(500,000)	TXU Corp., Sr. Unsec. Global Notes, Series R 6.550%, 11/15/34	(171,296)

Principal Amount		Value (Note 2)

U.S. Government Agency

$(3,300,000)	United States Treasury Bills, Discount Notes 0.861%, 03/12/09	$(3,299,805)

(750,000)	United States Treasury Notes 1.750%, 11/15/11	(767,342)

(1,400,000)	2.375%, 08/31/10	(1,442,931)

(4,000,000)	3.500%, 11/15/09	(4,108,753)

(350,000)	4.500%, 05/15/38	(477,805)

	Total Securities Sold Short (Proceeds $12,914,544)	$(12,293,869)

(a) Security, or portion of security, is being held as collateral for short sales.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2008.

(c) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(d) Fair valued security.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Deb. — Debentures

GNMA/FNMA — Government National Mortgage Association/Federal National Mortgage Association

Gtd. — Guaranteed

Jr. — Junior

Sr. — Senior

Sub. — Subordinated

Unltd. — Unlimited

Unsec. — Unsecured

Unsub. — Unsubordinated

VRDN — Variable Rate Demand Notes

Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid securities is as follows:

Dates of Purchase	Security	Cost	Market Value	% of Net Assets
12/21/07	Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue Bonds, Insured Federal Student Loans, Sr. Series A-1 1.960%, 12/01/33(b)(d)	$1,000,000	$1,000,000	7.32%
12/14/07	Rhode Island Student Loan Authority, Student Loan Revenue Bonds, Insured MBIA, Inc., Series I 2.240%, 12/01/37(b)(d)	1,000,000	1,000,000	7.32%

See Notes to Financial Statements	69	December 31, 2008

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS: 69.70%
Australia: 0.12%

	Australian Government, Bonds, Series 513

40,000	6.500%, 05/15/13	AUD	$31,348

Austria: 1.63%

	Republic of Austria, Notes

145,000	4.300%, 07/15/14	EUR	212,763

110,000	6.250%, 07/15/27	EUR	194,228

			406,991

Brazil: 2.52%

	Brazil Notas do Tesouro Nacional, Notes, Series F

300	10.000%, 01/01/10	BRL	132,405

750	10.000%, 01/01/12	BRL	317,799

300	10.000%, 01/01/14	BRL	121,679

150	10.000%, 01/01/17	BRL	57,903

			629,786

Canada: 0.83%

	Canadian Government, Bonds

40,000	3.750%, 06/01/12	CAD	34,800

35,000	4.000%, 09/01/10	CAD	29,734

35,000	4.000%, 06/01/16	CAD	31,522

30,000	5.000%, 06/01/14	CAD	28,123

45,000	5.000%, 06/01/37	CAD	46,615

	Canadian Government, Bonds, Series A55

30,000	8.000%, 06/01/23	CAD	37,298

			208,092

Chile: 0.59%

	Bonos del Banco Central de Chile en UF

2,164	3.000%, 04/01/13(d)	CLP	66,823

2,506	5.000%, 01/01/16(d)	CLP	80,009

			146,832

Principal Amount		Currency	Value (Note 2)

Colombia: 0.93%

	Republic of Colombia, Unsub. Bonds

475,000,000	12.000%, 10/22/15	COP	$233,322

Denmark: 0.32%

	Denmark (Kingdom of), Bonds

400,000	5.000%, 11/15/13	DKK	81,357

France: 3.58%

	French Government O.A.T., Bonds

31,000	4.000%, 04/25/55	EUR	46,482

100,000	4.250%, 04/25/19	EUR	148,514

	French Government Treasury Notes

500,000	2.500%, 07/04/27	EUR	700,686

			895,682

Germany: 8.36%

	Bundesobligation, Bonds, Series 147

150,000	2.500%, 10/08/10	EUR	210,850

	Bundesrepublik Deutschland, Bonds, Series 03

259,000	3.750%, 07/04/13	EUR	381,587

	Bundesrepublik Deutschland, Bonds, Series 06

674,000	3.750%, 01/04/17	EUR	993,410

	Bundesrepublik Deutschland, Bonds, Series 07

187,000	4.250%, 07/04/39	EUR	295,481

	Bundesrepublik Deutschland, Bonds, Series 97

110,000	6.500%, 07/04/27	EUR	208,206

			2,089,534

Greece: 4.13%

	Hellenic Republic, Bonds

78,000	6.500%, 10/22/19	EUR	119,493

	Hellenic Republic, Unsub. Bonds

400,000	4.500%, 05/20/14	EUR	543,946

December 31, 2008	70	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Greece (continued): 4.13%

	Hellenic Republic, Unsub. Bonds, Series 15YR

157,000	4.700%, 03/20/24	EUR	$194,466

	Hellenic Republic, Unsub. Bonds, Series 30YR

158,000	4.600%, 09/20/40	EUR	173,694

			1,031,599

Hungary: 1.61%

	Hungary Government, Bonds, Series 15/A

65,000,000	8.000%, 02/12/15	HUF	326,885

	Hungary Government, Bonds, Series 20/A

15,000,000	7.500%, 11/12/20	HUF	74,521

			401,406

Italy: 6.07%

	Buoni Poliennali Del Tesoro, Bonds

145,000	4.250%, 08/01/13	EUR	207,321

326,000	4.250%, 08/01/14	EUR	466,410

500,000	4.500%, 08/01/10	EUR	712,470

85,000	6.000%, 05/01/31	EUR	130,542

			1,516,743

Japan: 15.09%

	Japan Government, Bonds, Series 21

42,000,000	2.300%, 12/20/35	JPY	510,940

	Japan Government, Bonds, Series 80

20,000,000	2.100%, 06/20/25	JPY	234,017

	Japan Government, Bonds, Series 257

101,000,000	1.300%, 12/20/13	JPY	1,147,452

	Japan Government, Bonds, Series 258

90,000,000	1.300%, 03/20/14	JPY	1,022,751

Principal Amount		Currency	Value (Note 2)

	Japan Government, Bonds, Series 274

74,000,000	1.500%, 12/20/15	JPY	$856,874

			3,772,034

Malaysia: 1.31%

	Malaysian Government, Bonds, Series 0207

1,100,000	3.814%, 02/15/17	MYR	328,629

Mauritius: 0.03%

	Mauritius Treasury Notes

200,000	9.750%, 11/23/09(a)	MUR	6,338

Mexico: 2.05%

	Mexican Bonos, Bonds

15,000	9.000%, 12/22/11	MXN	112,794

	Mexican Bonos, Bonds, Series M10

37,000	8.000%, 12/17/15	MXN	268,365

	Mexican Bonos, Bonds, Series MI10

18,000	8.000%, 12/19/13	MXN	131,070

			512,229

Norway: 0.10%

	Norway Government, Bonds

177,000	4.250%, 05/19/17	NOK	26,201

Peru: 0.35%

	Peru Bono Soberano, Bonds

100	6.900%, 08/12/37	PEN	29,085

170	8.200%, 08/12/26	PEN	57,197

			86,282

Poland: 1.48%

	Poland Government, Bonds, Series 0413

740,000	5.250%, 04/25/13	PLN	249,996

See Notes to Financial Statements	71	December 31, 2008

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Poland (continued): 1.48%

	Poland Government, Bonds, Series 1017

360,000	5.250%, 10/25/17	PLN	$121,195

			371,191

Portugal: 3.94%

	Portugal Obrigacoes do Tesouro OT, Bonds

392,000	4.375%, 06/16/14	EUR	566,507

278,000	5.450%, 09/23/13	EUR	418,649

			985,156

South Africa: 2.25%

	Republic of South Africa, Bonds, Series R153

400,000	13.000%, 08/31/10	ZAR	47,070

	Republic of South Africa, Bonds, Series R157

2,200,000	13.500%, 09/15/15	ZAR	315,888

	Republic of South Africa, Bonds, Series R186

800,000	10.500%, 12/21/26	ZAR	115,721

	Republic of South Africa, Bonds, Series R201

400,000	8.750%, 12/21/14	ZAR	46,321

	Republic of South Africa Bonds, Series R204

320,000	8.000%, 12/21/18	ZAR	36,355

			561,355

Spain: 4.55%

	Bonos Y Oblig Del Estado, Bonds

378,000	4.000%, 01/31/10	EUR	534,361

385,000	5.500%, 07/30/17	EUR	603,551

			1,137,912

Sweden: 0.28%

	Swedish Government, Bonds, Series 1050

530,000	3.000%, 07/12/16	SEK	70,220

Principal Amount		Currency	Value (Note 2)
Switzerland: 0.32%

	Switzerland Government, Bonds

80,000	3.000%, 05/12/19	CHF	$80,977

Thailand: 1.52%

	Thailand Government, Bonds

11,000,000	5.000%, 05/26/17	THB	379,097

Turkey: 1.81%

	Turkey Government, Bonds

440,000	14.000%, 01/19/11	TRL	273,378

280,000	16.000%, 03/07/12	TRL	178,141

			451,519

United Kingdom: 3.93%

	United Kingdom, Treasury Bonds

173,000	4.000%, 03/07/09	GBP	250,273

151,000	4.250%, 12/07/55	GBP	247,516

227,000	4.750%, 03/07/20	GBP	365,698

55,000	5.000%, 09/07/14	GBP	88,344

15,000	8.000%, 06/07/21	GBP	31,513

			983,344

	Total Foreign Government Obligations (Amortized Cost $16,973,035)		17,425,176

CORPORATE BONDS: 14.17%
Austria: 0.15%

	FMG Finance Pty Ltd., Sr. Secured Notes

50,000	9.750%, 09/01/13(b)	EUR	36,836

Canada: 0.54%

	Bombardier, Inc., Sr. Unsec. Notes

100,000	7.250%, 11/15/16(b)	EUR	85,488

50,000	7.370%, 11/15/13(b)(c)	EUR	48,999

			134,487

Denmark: 1.47%

	FS Funding AS, Secured Notes

100,000	8.875%, 05/15/16(b)	EUR	81,318

December 31, 2008	72	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Denmark (continued): 1.47%

	Nordic Telephone Co., Holdings, Sr. Secured Notes

100,000	8.250%, 05/01/16(b)	EUR	$93,133

150,000	10.294%, 05/01/16(b) (c)	EUR	141,785

	TUI AG, Sr. Unsec. Notes

50,000	5.038%, 12/10/10(b)(c)	EUR	51,084

			367,320

France: 0.31%

	CMA CGM SA, Sr. Unsec. Notes

50,000	5.500%, 05/16/12(b)	EUR	33,013

	Crown European Holdings SA, Secured Notes

25,000	6.250%, 09/01/11	EUR	30,755

	Europcar Groupe SA, Sr. Sub. Notes

50,000	8.125%, 05/15/14(b)	EUR	14,943

			78,711

Germany: 1.77%

	Cognis GmbH, Secured Notes

50,000	5.329%, 09/15/13(b)(c)	EUR	42,396

	Cognis GmbH, Sr. Secured Notes

100,000	9.500%, 05/15/14(b)	EUR	79,928

	Gerresheimer Holdings GmbH, Gtd. Notes

30,000	7.875%, 03/01/15(b)	EUR	38,782

	Heckler & Koch, Inc. GmbH, Sr. Secured Notes

65,000	9.250%, 07/15/11(b)	EUR	72,960

	Kabel Deutschland GmbH, Sr. Secured Notes

50,000	10.750%, 07/01/14	EUR	64,637

	Unity Media GmbH, Secured Notes

75,000	10.125%, 02/15/15(b)	EUR	88,095

	Unitymedia Hessen GmbH & Co., Sr. Secured Notes

50,000	7.702%, 04/15/13(b)(c)	EUR	56,644

			443,442

Principal Amount		Currency	Value (Note 2)
Ireland: 0.49%

	Ardagh Glass Group Plc, Sr. Unsec. PIK Bonds

10,538	10.750%, 03/01/15	EUR	$5,164

	Sibacademfinance (URSABK), Euro Medium-Term Notes

50,000	7.000%, 05/21/10	EUR	47,240

	Smurfit Kappa Funding Plc, Sr. Sub. Notes

75,000	7.750%, 04/01/15	EUR	71,413

			123,817

Italy: 0.17%

	Lottomatica SpA, Sub. Bonds

50,000	8.250%, 03/31/66(b)(c)	EUR	42,396

Japan: 0.19%

	Softbank Corp., Sr. Unsec. Notes

50,000	7.750%, 10/15/13	EUR	47,609

Luxembourg: 2.59%

	Beverage Packaging Holdings, Sr. Sub. Notes

100,000	9.500%, 06/15/17(b)	EUR	51,432

	Cablecom Holding Inc., Sr. Unsec. Notes

50,000	8.000%, 11/01/16(b)	EUR	48,652

	Cirsa Capital Luxembourg SA, Gtd. Notes

150,000	7.875%, 07/15/12(b)	EUR	110,509

	Codere Finance Luxembourg SA, Gtd. Notes

100,000	8.250%, 06/15/15(b)	EUR	68,807

	Fiat Finance & Trade, Ltd., Gtd. Euro Medium-Term Notes

50,000	5.625%, 11/15/11	EUR	55,081

	Lecta SA, Sr. Secured Notes

100,000	6.870%, 02/15/14(b)(c)	EUR	74,368

	Lighthouse International Co., SA, Sr. Secured Bonds

100,000	8.000%, 04/30/14(b)	EUR	66,722

See Notes to Financial Statements	73	December 31, 2008

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Luxembourg (continued): 2.59%

	Wind Acquisition Finance SA, Secured Notes

150,000	9.750%, 12/01/15(b)	EUR	$172,018

			647,589

Netherlands: 2.87%

	Ardagh Glass Finance BV, Gtd. Notes

100,000	8.875%, 07/01/13(b)	EUR	111,203

	Clondalkin Industries BV, Gtd. Notes

110,000	8.000%, 03/15/14(b)	EUR	62,691

	Fresenius Finance BV, Gtd. Notes

150,000	5.500%, 01/31/16(b)	EUR	184,529

	Impress Holdings BV, Gtd. Notes

100,000	8.443%, 09/15/13(b)(c)	EUR	106,339

	Impress Holdings BV, Sr. Sub. Bonds

50,000	9.250%, 09/15/14(b)	EUR	45,177

	Kazkommerts International BV, Euro Medium-Term Notes

100,000	7.625%, 02/13/12	GBP	74,936

	Sensata Technologies BV, Gtd. Notes

50,000	9.000%, 05/01/16	EUR	21,546

	UPC Holding BV, Sr. Secured Notes

100,000	8.625%, 01/15/14(b)	EUR	111,899

			718,320

South Africa: 0.12%

	Foodcorp, Ltd., Gtd. Notes

40,000	8.875%, 06/15/12(b)	EUR	29,469

Sweden: 0.16%

	Corral Finans AB, Secured PIK Bonds

50,893	6.818%, 04/15/10(b)(c)	EUR	38,909

United Kingdom: 1.03%

	CEVA Group Plc, Gtd. Notes

50,000	8.500%, 12/01/14(b)	EUR	27,105

50,000	10.000%, 12/01/16(b)	EUR	22,241

	Eco-Bat Finance Plc, Gtd. Notes

20,000	10.125%, 01/31/13(b)	EUR	22,380

Principal Amount		Currency	Value (Note 2)

	Ineos Group Holdings Plc, Gtd. Notes

100,000	7.875%, 02/15/16(b)	EUR	$18,071

	Ineos Vinyls Finance Plc, Secured Bonds

10,000	9.125%, 12/01/11(b)	EUR	1,182

	Northern Rock Plc, Sub. Euro Medium-Term Notes

70,000	5.625%, 01/13/15(c)	GBP	62,549

	Virgin Media Finance Plc, Gtd. Notes

100,000	9.750%, 04/15/14	GBP	103,518

			257,046

United States: 2.31%

	AGCO Corp., Sr. Sub. Notes

50,000	6.875%, 04/15/14	EUR	45,177

	Chesapeake Energy Corp., Gtd. Notes

150,000	6.250%, 01/15/17	EUR	128,232

	Fiat Finance North America, Inc., Gtd. Euro Medium-Term Notes

50,000	5.625%, 06/12/17	EUR	40,659

	HCA, Inc., Sr. Unsec. Notes

25,000	8.750%, 11/01/10	GBP	31,990

	Hertz Corp., Gtd. Notes

50,000	7.875%, 01/01/14	EUR	24,673

	Huntsman International Llc, Gtd. Notes

100,000	6.875%, 11/15/13(b)	EUR	54,907

	Momentive Performance Materials, Inc., Bonds

50,000	9.000%, 12/01/14	EUR	19,808

	Nalco Co., Gtd. Notes

25,000	9.000%, 11/15/13	EUR	25,542

	Nielsen Finance Co., Llc, Gtd. Notes

100,000	9.000%, 08/01/14	EUR	81,318

	Owens Brockway Glass Container, Inc., Gtd. Notes

50,000	6.750%, 12/01/14	EUR	54,559

	Rockwood Specialties Group, Inc., Gtd. Notes

50,000	7.625%, 11/15/14	EUR	48,652

December 31, 2008	74	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
United States (continued): 2.31%

	TRW Automotive, Inc., Gtd. Notes

50,000	6.375%, 03/15/14(b)	EUR	$22,241

			577,758

	Total Corporate Bonds (Amortized Cost $5,249,582)		3,543,709

CREDIT LINKED NOTES: 1.26%
Indonesia: 1.26%

	Indonesia Government, Bonds, Series FR45

235,294	9.750%, 05/15/37(a)	USD	160,460

	Indonesia Government, Bonds, Series FR47

221,911	10.000%, 02/17/28(a)	USD	153,503

	Total Credit Linked Notes (Amortized Cost $379,968)		313,963

SHORT-TERM BANK DEBT INSTRUMENTS: 7.51%
	Bank of America — Toronto

$190,000	0.060%, due 01/02/09	USD	190,000

	Brown Brothers Harriman & Co. — Grand Cayman

65,000	0.060%, due 01/02/09	ZAR	7,031

7,000	0.060%, due 01/02/09	AUD	4,880

5,000	0.060%, due 01/02/09	CAD	4,050

	Citibank — London

836,000	0.060%, due 01/02/09	EUR	1,162,080

324,000	0.060%, due 01/02/09	GBP	465,832

	JPMorgan Chase — London

63,000	0.060%, due 01/02/09	SGD	43,727

	Total Short-Term Bank Debt Instruments (Cost $1,877,600)		1,877,600

	Total Investments: 92.64% (Amortized Cost $24,480,185)		23,160,448

	Net Other Assets and Liabilities: 7.36%		1,840,171

	Net Assets: 100.00%		$25,000,619

(a) Fair valued security.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $2,458,651, representing 9.83% of net assets.

(c) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2008.

(d) Denotes an inflation-indexed security: principal and coupon indexed to the consumer price index.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Gtd. — Guaranteed

PIK — Payment in-kind

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Unsub. — Unsubordinated

Currency Abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

COP — Colombian Peso

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HUF — Hungarian Fortis

JPY — Japanese Yen

MYR — Malaysian Ringgit

MXN — Mexican Peso

MUR — Mauritian Rupee

See Notes to Financial Statements	75	December 31, 2008

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

NOK — Norwegian Krone

PEN — Peruvian New Sol

PLN — Polish Zloty

SEK — Swedish Krona

SGD — Singapore Dollar

THB — Thai Baht

TRL — Turkish Lira

USD — U.S. Dollar

ZAR — South African Rand

December 31, 2008	76	See Notes to Financial Statements

Forward International Fixed Income Fund

FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2008, the Fund had outstanding foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency Contracts with Unrealized Gains	Purchase/Sales Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Date Value	Current Value	Unrealized Gain
Brazilian Real	Purchase	262,365	01/05/09	$109,470	$112,283	$2,813
Brazilian Real	Purchase	40,000	01/05/09	15,307	17,119	1,812
Brazilian Real	Purchase	308,630	01/05/09	131,042	132,083	1,041
Brazilian Real	Purchase	70,000	01/05/09	29,201	29,958	757
Chilean Pesos	Sale	20,000,000	03/12/09	31,281	30,935	346
Colombian Peso	Purchase	150,000,000	02/13/09	63,857	66,212	2,355
Hungarian Fortis	Purchase	17,200,000	02/19/09	85,322	89,245	3,923
Malaysian Ringgit	Purchase	454,000	02/05/09	127,689	131,077	3,388
Malaysian Ringgit	Purchase	60,000	02/05/09	16,291	17,323	1,032
Mexican Peso	Sale	1,013,070	02/19/09	74,935	72,055	2,880
Peruvian New Sol	Sale	70,000	02/09/09	22,183	22,169	14
Polish Zloty	Purchase	286,225	02/13/09	94,898	96,123	1,225
Polish Zloty	Purchase	60,000	02/19/09	20,131	20,136	5
Russian Ruble	Sale	1,000,000	01/12/09	32,947	32,066	881
Thai Bhat	Purchase	2,600,000	01/08/09	72,715	74,675	1,960
Turkish Lira	Purchase	14,000	02/19/09	8,838	8,904	66
Total Open Forward Foreign Currency Contracts with Unrealized Gains						$24,498

Open Forward Foreign Currency Contracts with Unrealized Losses	Purchase/Sales Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Date Value	Current Value	Unrealized Loss
Brazilian Real	Sale	262,365	03/03/09	$106,557	$109,785	$(3,228)
Brazilian Real	Sale	680,995	01/05/09	283,040	291,442	(8,402)
Colombian Peso	Purchase	160,000,000	02/13/09	70,914	70,626	(288)
Colombian Peso	Sale	130,000,000	02/13/09	56,549	57,384	(835)
Colombian Peso	Sale	90,000,000	02/13/09	38,284	39,727	(1,443)
Colombian Peso	Sale	98,543,350	02/13/09	41,891	43,498	(1,607)
Colombian Peso	Purchase	150,000,000	02/13/09	68,579	66,212	(2,367)
Colombian Peso	Sale	158,284,700	02/13/09	67,460	69,869	(2,409)
Euro	Sale	54,175	02/19/09	71,609	75,167	(3,558)
Hungarian Fortis	Sale	4,000,000	02/19/09	20,235	20,755	(520)
Indonesian Rupiah	Sale	200,000,000	01/14/09	17,650	18,193	(543)
Indonesian Rupiah	Purchase	1,633,500,000	01/14/09	162,134	148,590	(13,544)
Peruvian New Sol	Purchase	160,000	02/09/09	51,094	50,673	(421)
Russian Ruble	Purchase	1,000,000	01/12/09	35,506	32,066	(3,440)
South African Rand	Sale	100,000	02/19/09	10,121	10,670	(549)
South African Rand	Sale	336,928	02/19/09	35,231	35,949	(718)
South African Rand	Sale	133,190	02/19/09	12,891	14,211	(1,320)
Turkish Lira	Purchase	20,000	02/19/09	12,809	12,720	(89)
Total Open Forward Foreign Currency Contracts with Unrealized Losses						$(45,281)

See Notes to Financial Statements	77	December 31, 2008

Forward International Fixed Income Fund

FUTURES CONTRACTS

At December 31, 2008, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Currency	Value	Unrealized Gain/(Loss)
Euro-Shatz	Long	16	03/06/09	EUR	$2,390,214	$8,896
3Month EURO EURIBOR	Short	1	03/16/09	EUR	(339,762)	(1,564)
3Month EURO EURIBOR	Long	2	06/16/09	EUR	681,297	9,025
3Month EURO EURIBOR	Short	1	09/15/09	EUR	(340,544)	(2,179)
Long Gilt Future	Long	1	03/27/09	GBP	177,519	11,028
Euro-Bond Future	Long	2	03/06/09	EUR	323,075	3,836
Euro-Bond Future	Long	3	03/06/09	EUR	520,600	9,661
					$3,412,399	$38,703

December 31, 2008	78	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Fund(a)

Shares		Value (Note 2)

COMMON STOCKS: 77.88%
Diversified: 1.69%

13,600	Washington Real Estate Investment Trust	$384,880

Health Care: 7.10%

21,100	Alexandria Real Estate Equities, Inc.	1,273,174

8,200	Health Care REIT, Inc.	346,040

		1,619,214

Hotels: 3.26%

50,000	Hospitality Properties Trust	743,500

Industrials: 11.38%

41,000	AMB Property Corp.	960,220

30,000	EastGroup Properties, Inc.	1,067,400

41,000	ProLogis	569,490

		2,597,110

Materials: 0.13%

3,428	Clearwater Paper Corp. (b)	28,761

Office: 7.90%

16,500	Boston Properties, Inc.	907,500

16,000	Corporate Office Properties Trust	491,200

12,300	Digital Realty Trust, Inc.	404,055

		1,802,755

Residential: 10.69%

50,000	American Campus Communities, Inc.	1,024,000

10,000	AvalonBay Communities, Inc.	605,800

49,500	Colonial Properties Trust	412,335

76,000	Education Realty Trust, Inc.	396,720

		2,438,855

Shares		Value (Note 2)

Retail: 30.77%

35,450	CBL & Associates Properties, Inc.	$230,425

83,000	Cedar Shopping Centers, Inc.	587,640

26,000	Developers Diversified Realty Corp.	126,880

2,000	Federal Realty Investment Trust	124,160

40,000	Kimco Realty Corp.	731,200

69,200	Kite Realty Group Trust	384,752

36,000	Ramco-Gershenson Properties Trust	222,480

21,250	Regency Centers Corp.	992,375

32,500	Simon Property Group, Inc.	1,726,725

19,000	Vornado Realty Trust	1,146,650

36,000	Weingarten Realty Investors, Inc.	744,840

		7,018,127

Self-Storage: 1.95%

100,000	U-Store-It Trust	445,000

Specialized: 3.01%

12,600	Entertainment Properties Trust	375,480

12,000	Potlatch Corp.	312,120

		687,600

	Total Common Stocks (Cost $23,417,187)	17,765,802

SHORT-TERM BANK DEBT INSTRUMENTS: 24.14%
$5,506,350	Bank of America - Toronto 0.060%, due 01/02/09	5,506,350

	Total Short-Term Bank Debt Instruments (Cost $5,506,350)	5,506,350

	Total Investments: 102.02% (Cost $28,923,537)	23,272,152

	Net Other Assets and Liabilities: (2.02)%	(460,428)

	Net Assets: 100.00%	$22,811,724

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	79	December 31, 2008

Statement of Assets and Liabilities

	FORWARD EMERGING MARKETS FUND (a)	FORWARD INTERNATIONAL EQUITY FUND
ASSETS:
Investments, at value	$65,786,793	$23,122,241
Cash	704	0
Foreign currency, at value (Cost $30,908 and $0, respectively)	28,678	0
Receivable for investments sold	53,470	8,615,755
Receivable for shares sold	488,239	1,561
Interest and dividends receivable	119,635	61,773
Other assets	450,271	43,837

Total Assets	66,927,790	31,845,167

LIABILITIES:
Payable for investments purchased	0	6,181,810
Payable for shares redeemed	1,152,257	22,692
Payable to advisor	22,819	11,350
Payable for distribution and service fees	7,036	5,271
Payable to trustees	2,064	5,058
Payable for chief compliance officer fee	606	2,025
Payable to ReFlow (Note 2)	3,521	2,098
Accrued expenses and other liabilities	105,940	84,457

Total Liabilities	1,294,243	6,314,761

NET ASSETS	$65,633,547	$25,530,406

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$131,173,298	$61,261,434
Accumulated net investment income	1,107,858	1,161,779
Accumulated net realized loss on investments and foreign currency transactions	(49,331,667)	(28,505,451)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(17,315,942)	(8,387,356)

TOTAL NET ASSETS	$65,633,547	$25,530,406

INVESTMENTS, AT COST	$83,101,231	$31,507,029

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.28	$8.63
Net Assets	$14,575,899	$12,494,297
Shares of beneficial interest outstanding	1,186,968	1,448,127
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.40	$8.62
Net Assets	$49,528,707	$13,036,109
Shares of beneficial interest outstanding	3,993,547	1,511,650
Class A:
Net Asset Value, offering and redemption price per share	$12.29
Net Assets	$1,528,941
Shares of beneficial interest outstanding	124,387
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.04

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

December 31, 2008	80	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD INTERNATIONAL SMALL COMPANIES FUND	FORWARD LARGE CAP EQUITY FUND
ASSETS:
Investments, at value	$439,249,042	$13,110,819
Cash	866	0
Foreign currency, at value (Cost $51,733 and $0, respectively)	51,733	—
Receivable for investments sold	1,839,259	0
Receivable for shares sold	1,271,189	497
Interest and dividends receivable	1,547,850	26,384
Other assets	97,272	16,905

Total Assets	444,057,211	13,154,605

LIABILITIES:
Payable for investments purchased	1,308,059	0
Payable for shares redeemed	1,358,038	12,859
Payable to advisor	360,110	534
Payable for distribution and service fees	32,351	3,905
Payable to trustees	15,781	991
Payable for chief compliance officer fee	3,204	112
Accrued expenses and other liabilities	342,615	17,996

Total Liabilities	3,420,158	36,397

NET ASSETS	$440,637,053	$13,118,208

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$797,360,937	$17,987,542
Accumulated net investment income/(loss)	(102,473)	4,728
Accumulated net realized loss on investments and foreign currency transactions	(217,888,078)	(2,714,579)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(138,733,333)	(2,159,483)

TOTAL NET ASSETS	$440,637,053	$13,118,208

INVESTMENTS, AT COST	$577,971,346	$15,270,302

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.51
Net Assets	$108,660,565
Shares of beneficial interest outstanding	11,431,419
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.52	$7.44
Net Assets	$329,966,492	$5,016,478
Shares of beneficial interest outstanding	34,659,090	673,882
Class A:
Net Asset Value, offering and redemption price per share	$9.51	$7.45
Net Assets	$2,009,996	$8,101,730
Shares of beneficial interest outstanding	211,259	1,087,238
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$10.09	$7.90

See Notes to Financial Statements	81	December 31, 2008

Statement of Assets and Liabilities

	FORWARD BANKING AND FINANCE FUND(a)	FORWARD GROWTH FUND(b)
ASSETS:
Investments, at value	$71,308,792	$100,654,487
Receivable for investments sold	772,215	874,447
Receivable for shares sold	70,851	63,065
Interest and dividends receivable	146,540	30,987
Other assets	6,716	17,222

Total Assets	72,305,114	101,640,208

LIABILITIES:
Payable for investments purchased	83,427	1,235,115
Payable for shares redeemed	90,034	4,027,420
Payable to advisor	59,708	60,405
Payable for distribution and service fees	33,630	29,333
Payable to trustees	4,825	1,636
Payable for chief compliance officer fee	418	668
Payable to ReFlow (Note 2)	303	0
Accrued expenses and other liabilities	87,475	79,366

Total Liabilities	359,820	5,433,943

NET ASSETS	$71,945,294	$96,206,265

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$77,613,930	$128,823,737
Accumulated net investment income	55,503	0
Accumulated net realized loss on investments	(2,757,306)	(21,457,249)
Net unrealized depreciation on investments	(2,966,833)	(11,160,223)

TOTAL NET ASSETS	$71,945,294	$96,206,265

INVESTMENTS, AT COST	$74,275,625	$111,814,710

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share		$8.00
Net Assets		$907,662
Shares of beneficial interest outstanding		113,393
Class A:
Net Asset Value, offering and redemption price per share	$15.39	$7.99
Net Assets	$48,459,587	$92,675,383
Shares of beneficial interest outstanding	3,148,617	11,600,616
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.33	$8.48
Class C:
Net Asset Value, offering and redemption price per share	$14.52	$7.49
Net Assets	$23,485,707	$2,623,220
Shares of beneficial interest outstanding	1,617,563	350,024

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

December 31, 2008	82	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD LEGATO FUND	FORWARD LONG/SHORT CREDIT ANALYSIS FUND
ASSETS:
Investments, at value	$5,252,570	$26,578,602
Deposit with broker for securities sold short	—	454,919
Receivable for investments sold	0	290,430
Receivable for shares sold	4,100	0
Interest and dividends receivable	3,083	383,445
Other assets	1,023	7,639

Total Assets	5,260,776	27,715,035

LIABILITIES:
Securities sold short (Proceeds $0 and $12,914,544, respectively)	—	12,293,869
Payable for interest on short sales	—	73,217
Payable for investments purchased	0	1,636,227
Payable for shares redeemed	250	0
Payable to advisor	97	10,791
Payable for distribution and service fees	1,130	0
Payable to trustees	223	303
Payable for chief compliance officer fee	321	390
Accrued expenses and other liabilities	17,428	40,138

Total Liabilities	19,449	14,054,935

NET ASSETS	$5,241,327	$13,660,100

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$6,301,080	$20,540,266
Accumulated net realized loss on investments and securities sold short	(252,998)	(4,215,923)
Net unrealized depreciation on investments and securities sold short	(806,755)	(2,664,243)

TOTAL NET ASSETS	$5,241,327	$13,660,100

INVESTMENTS, AT COST	$6,059,325	$29,863,520

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$8.00	$5.84
Net Assets	$905,836	$12,866,997
Shares of beneficial interest outstanding	113,284	2,204,390
Institutional Class:
Net Asset Value, offering and redemption price per share	$8.02	$5.81
Net Assets	$2,141,634	$793,103
Shares of beneficial interest outstanding	266,977	136,601
Class A:
Net Asset Value, offering and redemption price per share	$7.99
Net Assets	$2,193,857
Shares of beneficial interest outstanding	274,487
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$8.48

See Notes to Financial Statements	83	December 31, 2008

Statement of Assets and Liabilities

	FORWARD INTERNATIONAL FIXED INCOME FUND	FORWARD REAL ESTATE FUND(a)
ASSETS:
Investments, at value	$23,160,448	$23,272,152
Cash	163	0
Foreign currency, at value (Cost $1,237,249 and $0, respectively)	1,223,357	0
Due from broker for futures	262,455	—
Unrealized gain on forward contracts	24,498	—
Receivable for shares sold	0	22,452
Interest and dividends receivable	466,649	116,055
Other assets	13,584	8,190

Total Assets	25,151,154	23,418,849

LIABILITIES:
Unrealized loss of forward contracts	45,281	—
Payable for investments purchased	39,819	0
Payable for shares redeemed	0	554,718
Payable to advisor	14,458	16,365
Payable for distribution and service fees	208	5,722
Payable to trustees	1,167	536
Payable for chief compliance officer fee	217	481
Accrued expenses and other liabilities	49,385	29,303

Total Liabilities	150,535	607,125

NET ASSETS	$25,000,619	$22,811,724

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$26,886,457	$28,833,451
Accumulated net investment income/(loss)	(125,373)	73,459
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(422,209)	(443,801)
Net unrealized depreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	(1,338,256)	(5,651,385)

TOTAL NET ASSETS	$25,000,619	$22,811,724

INVESTMENTS, AT COST	$24,480,185	$28,923,537

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.30	$8.35
Net Assets	$5,073,449	$19,064,952
Shares of beneficial interest outstanding	545,280	2,284,568
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.27	$8.13
Net Assets	$12,087,929	$3,746,772
Shares of beneficial interest outstanding	1,304,613	460,608
Class A:
Net Asset Value, offering and redemption price per share	$9.30
Net Assets	$3,960,285
Shares of beneficial interest outstanding	425,720
Maximum offering price per share (NAV/0.9625 based on maximum sales charge of 3.75% of the offering price)	$9.66
Class C:
Net Asset Value, offering and redemption price per share	$9.35
Net Assets	$3,878,956
Shares of beneficial interest outstanding	415,000

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

December 31, 2008	84	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2008

	FORWARD EMERGING MARKETS FUND(a)	FORWARD INTERNATIONAL EQUITY FUND
INVESTMENT INCOME:
Interest	$61,423	$5,945
Dividends	3,478,649	2,491,298
Securities lending income	11,380	6,706
Foreign taxes withheld	(332,847)	(220,771)

Total Investment Income	3,218,605	2,283,178

EXPENSES:
Investment advisory fee	1,255,015	523,404
Administrative fee	79,394	59,011
Custodian fee	232,937	106,587
Legal and audit fee	49,841	52,459
Transfer agent fee	34,057	32,082
Trustees’ fees and expenses	8,384	9,109
Registration/filing fees	33,460	24,926
Reports to shareholder and printing fees	16,256	10,482
Distribution and service fees
Investor Class	92,157	119,328
Institutional Class	26,771	7,108
Class A	0	—
ReFlow fees (Note 2)	15,569	10,008
Chief compliance officer fee	8,574	6,734
Interest expense	—	13,313
Other	11,067	9,502

Total expenses before waiver	1,863,482	984,053
Less fees waived/reimbursed by investment advisor (Note 3)	(378,868)	(238,715)

Total net expenses	1,484,614	745,338

NET INVESTMENT INCOME:	1,733,991	1,537,840

Net realized loss on investments	(40,161,514)	(29,366,734)
Net realized gain/(loss) on foreign currency transactions	(6,900,594)	943,460
Net realized loss on option contracts	(687,069)	—
Net change in unrealized depreciation on investments and option contracts	(43,673,258)	(14,943,228)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(8,740)	(3,337)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTION CONTRACTS AND FOREIGN CURRENCY	(91,431,175)	(43,369,839)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(89,697,184)	$(41,831,999)

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

See Notes to Financial Statements	85	December 31, 2008

Statement of Operations

For the Year Ended December 31, 2008

	FORWARD INTERNATIONAL SMALL COMPANIES FUND	FORWARD LARGE CAP EQUITY FUND
INVESTMENT INCOME:
Interest	$362,702	$10,093
Dividends	17,507,342	303,947
Securities lending income	238,718	2,498
Foreign taxes withheld	(1,279,468)	(28)

Total Investment Income	16,829,294	316,510

EXPENSES:
Investment advisory fee	6,769,979	134,121
Administrative fee	436,567	14,480
Custodian fee	351,799	1,457
Legal and audit fee	152,776	11,209
Transfer agent fee	322,828	6,686
Trustees’ fees and expenses	54,044	607
Registration/filing fees	89,015	37,482
Reports to shareholder and printing fees	148,173	993
Distribution and service fees
Investor Class	647,331	—
Institutional Class	—	2,026
Class A	13,859	51,030
ReFlow fees (Note 2)	13,967	0
Chief compliance officer fee	52,328	1,406
Other	83,702	1,306

Total expenses before waiver	9,136,368	262,803
Less fees waived/reimbursed by investment advisor (Note 3)	(155,518)	(49,232)

Total net expenses	8,980,850	213,571

NET INVESTMENT INCOME:	7,848,444	102,939

Net realized loss on investments	(247,501,529)	(2,309,011)
Net realized gain on foreign currency transactions	31,692,032	—
Net change in unrealized depreciation on investments	(202,984,708)	(4,868,740)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	47,117	—

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(418,747,088)	(7,177,751)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(410,898,644)	$(7,074,812)

December 31, 2008	86	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2008

	FORWARD BANKING AND FINANCE FUND(a)	FORWARD GROWTH FUND(b)
INVESTMENT INCOME:
Interest	$94,534	$68,591
Dividends	1,655,412	426,632
Securities lending income	61,355	70,666
Foreign taxes withheld	0	(1,249)

Total Investment Income	1,811,301	564,640

EXPENSES:
Investment advisory fee	902,050	1,059,101
Administrative fee	59,740	93,236
Custodian fee	7,439	22,231
Legal and audit fee	19,300	45,572
Transfer agent fee	108,842	96,502
Trustees’ fees and expenses	1,103	7,540
Registration/filing fees	33,087	28,211
Reports to shareholder and printing fees	24,489	31,399
Distribution and service fees
Class A	208,287	474,683
Class C	307,536	54,236
Chief compliance officer fee	4,742	11,163
ReFlow fees (Note 2)	1,760	0
Other	12,422	17,299

Total expenses	1,690,797	1,941,173

NET INVESTMENT INCOME/(LOSS):	120,504	(1,376,533)

Net realized loss on investments	(2,632,584)	(21,273,185)
Net change in unrealized depreciation on investments	(19,830,148)	(40,127,748)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(22,462,732)	(61,400,933)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,342,228)	$(62,777,466)

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

See Notes to Financial Statements	87	December 31, 2008

Statement of Operations

For the Year Ended December 31, 2008

	FORWARD LEGATO FUND	FORWARD LONG/SHORT CREDIT ANALYSIS FUND
INVESTMENT INCOME:
Interest	$2,305	$1,874,042
Dividends	75,549	44,445
Foreign taxes withheld	(241)	0

Total Investment Income	77,613	1,918,487

EXPENSES:
Investment advisory fee	63,535	219,964
Interest on short sales	—	525,455
Dividends on short sales	—	6,814
Administrative fee	8,059	12,787
Custodian fee	4,754	14,389
Legal and audit fee	20,334	54,065
Transfer agent fee	2,451	5,279
Trustees’ fees and expenses	494	1,095
Registration/filing fees	3,141	23,452
Reports to shareholder and printing fees	2,600	5,827
Distribution and service fees
Investor Class	678	—
Class A	19,842	14,337
Chief compliance officer fee	701	1,244
Other	1,192	11,607

Total expenses before waiver	127,781	896,315
Less fees waived/reimbursed by investment advisor (Note 3)	(23,973)	(80,232)

Total net expenses	103,808	816,083

NET INVESTMENT INCOME/(LOSS):	(26,195)	1,102,404

Net realized loss on investments	(201,390)	(2,652,881)
Net realized gain on securities sold short	—	270,154
Net change in unrealized depreciation on investments and securities sold short	(1,993,588)	(2,100,571)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SECURITIES SOLD SHORT	(2,194,978)	(4,483,298)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,221,173)	$(3,380,894)

December 31, 2008	88	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2008

	FORWARD INTERNATIONAL FIXED INCOME FUND	FORWARD REAL ESTATE FUND(a)
INVESTMENT INCOME:
Interest	$1,359,784	$65,616
Dividends	0	1,010,630
Securities lending income	—	7,534
Foreign taxes withheld	(5,200)	(2,199)

Total Investment Income	1,354,584	1,081,581

EXPENSES:
Investment advisory fee	180,733	303,340
Administrative fee	30,198	26,687
Custodian fee	28,691	3,943
Legal and audit fee	42,248	29,786
Transfer agent fee	10,706	11,917
Trustees’ fees and expenses	2,627	1,536
Registration/filing fees	13,093	13,817
Reports to shareholder and printing fees	30,066	11,165
Distribution and service fees
Investor Class	1,612	109,905
Chief compliance officer fee	2,183	3,023
Other	7,608	1,023

Total expenses before waiver	349,765	516,142
Less fees waived/reimbursed by investment advisor (Note 3)	(65,565)	—

Total net expenses	284,200	516,142

NET INVESTMENT INCOME:	1,070,384	565,439

Net realized loss on investments	(658,858)	(420,559)
Net realized gain on futures contracts	142,155	—
Net realized loss on foreign currency transactions	(69,841)	—
Net change in unrealized depreciation on investments	(1,718,239)	(14,474,695)
Net change in unrealized appreciation on futures contracts	38,703	—
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(61,695)	—

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY	(2,327,775)	(14,895,254)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,257,391)	$(14,329,815)

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

See Notes to Financial Statements	89	December 31, 2008

Statement of Changes in Net Assets

	FORWARD EMERGING MARKETS FUND(a)
	YEAR ENDED DECEMBER 31, 2008(b)	YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
Net investment income	$1,733,991	$287,107
Net realized gain/(loss) on investments	(40,161,514)	11,083,164
Net realized gain/(loss) on foreign currency	(6,900,594)	493,342
Net realized loss on option contracts	(687,069)	(234,687)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(43,681,998)	10,815,217

Net increase/(decrease) in net assets resulting from operations	(89,697,184)	22,444,143

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	—	(51,433)
Institutional Class	—	(273,567)
From net realized gains on investments
Investor Class	(497,109)	(2,989,551)
Institutional Class	(1,691,028)	(6,824,408)
Class A	(51,135)	—

Total distributions	(2,239,272)	(10,138,959)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	48,077,312	20,080,214
Issued to shareholders in reinvestment of distributions	423,654	2,202,153
Cost of shares redeemed	(38,542,475)	(13,313,991)

Net increase from share transactions	9,958,491	8,968,376

Institutional Class
Proceeds from sale of shares	101,074,043	18,492,716
Issued to shareholders in reinvestment of distributions	1,629,348	5,422,082
Cost of shares redeemed	(45,320,845)	(13,971,347)

Net increase from share transactions	57,382,546	9,943,451

Class A
Proceeds from sale of shares	3,392,282	—
Issued to shareholders in reinvestment of distributions	23	—
Cost of shares redeemed	—	—

Net increase from share transactions	3,392,305	—

Net increase/(decrease) in net assets	$(21,203,114)	$31,217,011

NET ASSETS:
Beginning of period	86,836,661	55,619,650

End of period (including accumulated net investment income/(loss) of $1,107,858 and $(82,629), respectively)	$65,633,547	$86,836,661

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,398,469	727,727
Distributions reinvested	37,098	74,571
Redeemed	(2,125,624)	(502,987)

Net increase in shares outstanding	309,943	299,311

Institutional Class
Sold	4,471,096	676,014
Distributions reinvested	141,314	182,319
Redeemed	(2,776,018)	(525,515)

Net increase in shares outstanding	1,836,392	332,818

Class A
Sold	124,385	—
Distributions reinvested	2	—

Net increase in shares outstanding	124,387	—

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) The Forward Emerging Markets Fund began offering Class A shares on May 1, 2008.

December 31, 2008	90	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL EQUITY FUND
	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007(a)
OPERATIONS:
Net investment income	$1,537,840	$570,488
Net realized gain/(loss) on investments	(29,366,734)	3,598,794
Net realized gain on foreign currency	943,460	1,246,647
Net change in unrealized depreciation on investments and foreign currency	(14,946,565)	(417,389)

Net increase/(decrease) in net assets resulting from operations	(41,831,999)	4,998,540

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(170,234)	(403,530)
Institutional Class	(229,473)	(185,920)
From net realized gains on investments
Investor Class	(623,338)	(3,584,512)
Institutional Class	(427,661)	(1,294,271)

Total distributions	(1,450,706)	(5,468,233)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	20,515,985	53,424,126
Issued to shareholders in reinvestment of distributions	731,698	2,621,460
Cost of shares redeemed	(41,486,858)	(30,732,852)

Net increase/(decrease) from share transactions	(20,239,175)	25,312,734

Institutional Class
Proceeds from sale of shares	13,946,653	25,313,833
Issued to shareholders in reinvestment of distributions	446,724	811,146
Cost of shares redeemed	(8,145,275)	(1,986,755)

Net increase from share transactions	6,248,102	24,138,224

Net increase/(decrease) in net assets	$(57,273,778)	$48,981,265

NET ASSETS:
Beginning of period	82,804,184	33,822,919

End of period (including accumulated net investment income/(loss) of $1,161,779 and $(37,959), respectively)	$25,530,406	$82,804,184

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,444,798	2,618,027
Distributions reinvested	90,754	130,650
Redeemed	(3,165,583)	(1,525,411)

Net increase/(decrease) in shares outstanding	(1,630,031)	1,223,266

Institutional Class
Sold	947,387	1,243,408
Distributions reinvested	53,002	40,429
Redeemed	(677,743)	(94,833)

Net increase in shares outstanding	322,646	1,189,004

(a) The Forward International Equity Fund began offering Institutional Class shares on May 1, 2007.

See Notes to Financial Statements	91	December 31, 2008

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL SMALL COMPANIES FUND
	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
Net investment income	$7,848,444	$6,437,431
Net realized gain/(loss) on investments	(247,501,529)	36,305,811
Net realized gain on foreign currency	31,692,032	28,547,825
Net change in unrealized depreciation on investments and foreign currency	(202,937,591)	(49,914,073)

Net increase/(decrease) in net assets resulting from operations	(410,898,644)	21,376,994

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(1,417,012)	(1,190,283)
Institutional Class	(6,145,182)	(5,161,924)
Class A	(26,235)	(33,214)
From net realized gains on investments
Investor Class	—	(23,682,938)
Institutional Class	—	(50,557,167)
Class A	—	(474,404)

Total distributions	(7,588,429)	(81,099,930)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	70,851,866	166,202,048
Issued to shareholders in reinvestment of distributions	1,366,845	23,577,099
Cost of shares redeemed	(129,678,822)	(149,808,640)

Net increase/(decrease) from share transactions	(57,460,111)	39,970,507

Institutional Class
Proceeds from sale of shares	281,962,191	371,320,036
Issued to shareholders in reinvestment of distributions	5,136,577	46,656,548
Cost of shares redeemed	(275,322,661)	(139,487,088)

Net increase from share transactions	11,776,107	278,489,496

Class A
Proceeds from sale of shares	957,045	3,148,850
Issued to shareholders in reinvestment of distributions	14,106	330,074
Cost of shares redeemed	(2,462,159)	(803,463)

Net increase/(decrease) from share transactions	(1,491,008)	2,675,461

Net increase/(decrease) in net assets	$(465,662,085)	$261,412,528

NET ASSETS:
Beginning of period	906,299,138	644,886,610

End of period (including accumulated net investment loss of $(102,473) and $(9,380), respectively)	$440,637,053	$906,299,138

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	5,249,108	8,233,363
Distributions reinvested	142,380	1,279,419
Redeemed	(9,181,238)	(7,558,672)

Net increase/(decrease) in shares outstanding	(3,789,750)	1,954,110

Institutional Class
Sold	20,319,993	18,592,474
Distributions reinvested	534,464	2,516,179
Redeemed	(20,776,202)	(7,030,693)

Net increase in shares outstanding	78,255	14,077,960

Class A
Sold	68,901	155,232
Distributions reinvested	1,469	17,892
Redeemed	(171,280)	(41,207)

Net increase/(decrease) in shares outstanding	(100,910)	131,917

December 31, 2008	92	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD LARGE CAP EQUITY FUND
	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007(a)
OPERATIONS:
Net investment income	$102,939	$114,204
Net realized loss on investments	(2,309,011)	(405,568)
Net change in unrealized appreciation/(depreciation) on investments	(4,868,740)	2,310,034

Net increase/(decrease) in net assets resulting from operations	(7,074,812)	2,018,670

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(55,347)	(52,289)
Class A	(43,420)	(62,039)

Total distributions	(98,767)	(114,328)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	1,624,583	7,057,562
Issued to shareholders in reinvestment of distributions	54,922	1,837
Cost of shares redeemed	(693,584)	(1,001,286)

Net increase from share transactions	985,921	6,058,113

Class A
Proceeds from sale of shares	1,048,433	1,173,987
Issued to shareholders in reinvestment of distributions	3,391	3,030
Cost of shares redeemed	(720,069)	(590,336)

Net increase from share transactions	331,755	586,681

Net increase/(decrease) in net assets	$(5,855,903)	$8,549,136

NET ASSETS:
Beginning of period	18,974,111	10,424,975

End of period (including accumulated net investment income of $4,728 and $556, respectively)	$13,118,208	$18,974,111

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	166,648	661,924
Distributions reinvested	7,483	156
Redeemed	(73,603)	(88,726)

Net increase in shares outstanding	100,528	573,354

Class A
Sold	100,627	106,157
Distributions reinvested	461	253
Redeemed	(68,513)	(54,162)

Net increase in shares outstanding	32,575	52,248

(a) The Forward Large Cap Equity Fund began offering Institutional Class shares on January 31, 2007.

See Notes to Financial Statements	93	December 31, 2008

Statement of Changes in Net Assets

	FORWARD BANKING AND FINANCE FUND(a)
	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
Net investment income/(loss)	$120,504	$(826,105)
Net realized gain/(loss) on investments	(2,632,584)	11,628,005
Net change in unrealized depreciation on investments	(19,830,148)	(54,776,540)

Net decrease in net assets resulting from operations	(22,342,228)	(43,974,640)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(65,001)	—
Class C	—	—
From net realized gains on investments
Class A	—	(9,896,186)
Class C	—	(7,083,135)

Total distributions	(65,001)	(16,979,321)

SHARE TRANSACTIONS:
Class A
Proceeds from sale of shares	22,315,439	30,049,195
Issued to shareholders in reinvestment of distributions	59,837	8,877,859
Cost of shares redeemed	(24,266,433)	(101,943,033)

Net decrease from share transactions	(1,891,157)	(63,015,979)

Class C
Proceeds from sale of shares	2,349,015	4,371,208
Issued to shareholders in reinvestment of distributions	—	5,353,375
Cost of shares redeemed	(12,106,499)	(55,785,615)

Net decrease from share transactions	(9,757,484)	(46,061,032)

Net decrease in net assets	$(34,055,870)	$(170,030,972)

NET ASSETS:
Beginning of period	106,001,164	276,032,136

End of period (including accumulated net investment income of $55,503 and $0, respectively)	$71,945,294	$106,001,164

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,278,789	1,113,542
Distributions reinvested	3,973	435,189
Redeemed	(1,426,050)	(3,954,305)

Net decrease in shares outstanding	(143,288)	(2,405,574)

Class C
Sold	139,929	184,025
Distributions reinvested	—	276,660
Redeemed	(750,885)	(2,269,814)

Net decrease in shares outstanding	(610,956)	(1,809,129)

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

December 31, 2008	94	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GROWTH FUND(a)
	YEAR ENDED DECEMBER 31, 2008(b)	YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
Net investment loss	$(1,376,533)	$(1,923,426)
Net realized gain/(loss) on investments	(21,273,185)	20,041,365
Net change in unrealized depreciation on investments	(40,127,748)	(14,358,528)

Net increase/(decrease) in net assets resulting from operations	(62,777,466)	3,759,411

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Institutional Class	(4,349)	—
Class A	(475,676)	(18,308,609)
Class C	(13,986)	(960,036)

Total distributions	(494,011)	(19,268,645)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	1,019,714	—
Issued to shareholders in reinvestment of distributions	43	—

Net increase from share transactions	1,019,757	—

Class A
Proceeds from sale of shares	24,360,528	44,357,565
Issued to shareholders in reinvestment of distributions	273,241	10,571,424
Cost of shares redeemed	(45,006,109)	(43,529,578)

Net increase/(decrease) from share transactions	(20,372,340)	11,399,411

Class C
Proceeds from sale of shares	95,603	826,539
Issued to shareholders in reinvestment of distributions	12,168	837,062
Cost of shares redeemed	(3,889,282)	(2,988,055)

Net decrease from share transactions	(3,781,511)	(1,324,454)

Net decrease in net assets	$(86,405,571)	$(5,434,277)

NET ASSETS:
Beginning of period	182,611,836	188,046,113

End of period (including accumulated net investment income of $0 and $0, respectively)	$96,206,265	$182,611,836

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	113,387	—
Distributions reinvested	6	—

Net increase in shares outstanding	113,393	—

Class A
Sold	2,342,162	3,076,643
Distributions reinvested	36,287	810,692
Redeemed	(4,447,058)	(2,982,829)

Net increase/(decrease) in shares outstanding	(2,068,609)	904,506

Class C
Sold	9,682	61,072
Distributions reinvested	1,724	67,943
Redeemed	(375,915)	(212,894)

Net decrease in shares outstanding	(364,509)	(83,879)

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) The Forward Growth Fund began offering Institutional Class shares on October 21, 2008.

See Notes to Financial Statements	95	December 31, 2008

Statement of Changes in Net Assets

	FORWARD LEGATO FUND
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
Net investment loss	$(26,195)	$(61,989)
Net realized gain/(loss) on investments	(201,390)	830,324
Net change in unrealized depreciation on investments	(1,993,588)	(82,579)

Net increase/(decrease) in net assets resulting from operations	(2,221,173)	685,756

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(27,604)	—
Institutional Class	(65,521)	—
Class A	(56,875)	(795,005)

Total distributions	(150,000)	(795,005)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,014,731	—
Issued to shareholders in reinvestment of distributions	94	—
Cost of shares redeemed	(5,587)	—

Net increase from share transactions	1,009,238	—

Institutional Class
Proceeds from sale of shares	3,006,694	—
Cost of shares redeemed	(250)	—

Net increase from share transactions	3,006,444	—

Class A
Proceeds from sale of shares	347,120	12,288
Issued to shareholders in reinvestment of distributions	2,396	13,730
Cost of shares redeemed	(4,046,811)	(1,613,232)

Net decrease from share transactions	(3,697,295)	(1,587,214)

Net decrease in net assets	$(2,052,786)	$(1,696,463)

NET ASSETS:
Beginning of period	7,294,113	8,990,576

End of period (including accumulated net investment income of $0 and $0, respectively)	$5,241,327	$7,294,113

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	113,951	—
Distributions reinvested	13	—
Redeemed	(680)	—

Net increase in shares outstanding	113,284	—

Institutional Class
Sold	267,008	—
Redeemed	(31)	—

Net increase in shares outstanding	266,977	—

Class A
Sold	44,644	950
Distributions reinvested	320	1,135
Redeemed	(382,481)	(127,864)

Net decrease in shares outstanding	(337,517)	(125,779)

(a) The Forward Legato Fund began offering Institutional Class shares on May 1, 2008 and began offering Investor Class shares on October 21, 2008.

December 31, 2008	96	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD LONG/SHORT CREDIT ANALYSIS FUND
	YEAR ENDED DECEMBER 31, 2008(b)	PERIOD ENDED DECEMBER 31, 2007(a)
OPERATIONS:
Net investment income	$1,102,404	$426,646
Net realized loss on investments	(2,652,881)	(1,671,317)
Net realized gain/(loss) on securities sold short	270,154	(3,222)
Net change in unrealized depreciation on investments and securities sold short	(2,100,571)	(563,672)

Net decrease in net assets resulting from operations	(3,380,894)	(1,811,565)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(554,885)	—
Institutional Class	(82,856)	—
Class A	(624,827)	(438,427)

Total distributions	(1,262,568)	(438,427)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	14,478,375	—
Issued to shareholders in reinvestment of distributions	91,203	—
Cost of shares redeemed	(62,953)	—

Net increase from share transactions	14,506,625	—

Institutional Class
Proceeds from sale of shares	1,035,566	—

Net increase from share transactions	1,035,566	—

Class A
Proceeds from sale of shares	4,633,524	16,613,138
Issued to shareholders in reinvestment of distributions	171,011	643
Cost of shares redeemed	(15,918,350)	(488,603)

Net increase/(decrease) from share transactions	(11,113,815)	16,125,178

Net increase/(decrease) in net assets	$(215,086)	$13,875,186

NET ASSETS:
Beginning of period	13,875,186	—

End of period (including accumulated net investment income/(loss) of $0 and $(7,191), respectively)	$13,660,100	$13,875,186

Other Information:
Investor Class
Sold	2,199,076	—
Distributions reinvested	15,698	—
Redeemed	(10,384)	—

Net increase in shares outstanding	2,204,390	—

Institutional Class
Sold	136,601	—

Net increase in shares outstanding	136,601	—

Class A
Sold	640,628	1,784,679
Distributions reinvested	24,651	80
Redeemed	(2,396,216)	(53,822)

Net increase/(decrease) in shares outstanding	(1,730,937)	1,730,937

(a) The Forward Long/Short Credit Analysis Fund commenced operations on January 3, 2007.

(b) The Forward Long/Short Credit Analysis Fund began offering Investor Class and Institutional Class shares on May 1, 2008. The Forward Long/Short Credit Analysis Fund closed and liquidated Class A shares effective November 21, 2008.

See Notes to Financial Statements	97	December 31, 2008

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL FIXED INCOME FUND
	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
OPERATIONS:
Net investment income	$1,070,384	$211,553
Net realized gain/(loss) on investments	(658,858)	6,252
Net realized gain on futures contracts	142,155	—
Net realized gain/(loss) on foreign currency	(69,841)	61,168
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(1,741,231)	402,975

Net increase/(decrease) in net assets resulting from operations	(1,257,391)	681,948

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(205,396)	(34,181)
Institutional Class	(606,688)	(108,827)
Class A	(173,944)	(32,675)
Class C	(145,867)	(30,324)

Total distributions	(1,131,895)	(206,007)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,497,538	4,217,071
Issued to shareholders in reinvestment of distributions	31,261	92
Cost of shares redeemed	(285,167)	—

Net increase from share transactions	1,243,632	4,217,163

Institutional Class
Proceeds from sale of shares	1,629	12,510,501
Issued to shareholders in reinvestment of distributions	427,603	108,749

Net increase from share transactions	429,232	12,619,250

Class A
Proceeds from sale of shares	102,954	4,150,000
Issued to shareholders in reinvestment of distributions	1,733	—

Net increase from share transactions	104,687	4,150,000

Class C
Proceeds from sale of shares	—	4,150,000

Net increase from share transactions	—	4,150,000

Net increase/(decrease) in net assets	$(611,735)	$25,612,354

NET ASSETS:
Beginning of period	25,612,354	—

End of period (including accumulated net investment income/(loss) of $(125,373) and $59,283, respectively)	$25,000,619	$25,612,354

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	149,769	421,663
Distributions reinvested	3,204	9
Redeemed	(29,365)	—

Net increase in shares outstanding	123,608	421,672

Institutional Class
Sold	163	1,251,020
Distributions reinvested	42,789	10,641

Net increase in shares outstanding	42,952	1,261,661

Class A
Sold	10,540	415,000
Distributions reinvested	180	—

Net increase in shares outstanding	10,720	415,000

Class C
Sold	—	415,000

Net increase in shares outstanding	—	415,000

(a) The Forward International Fixed Income Fund commenced operations on October 9, 2007.

December 31, 2008	98	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD REAL ESTATE FUND
	YEAR ENDED DECEMBER 31, 2008(a)(b)	YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
Net investment income	$565,439	$608,448
Net realized gain/(loss) on investments	(420,559)	5,304,225
Net realized gain on foreign currency	0	93,920
Net change in unrealized depreciation on investments and foreign currency	(14,474,695)	(13,712,195)

Net decrease in net assets resulting from operations	(14,329,815)	(7,705,602)

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class
From net investment income
Investor Class	(459,629)	(518,322)
Institutional Class	(174,696)	—
From net realized gains on investments
Investor Class	(231,392)	(8,322,225)
Institutional Class	(41,731)	—
From return of capital
Investor Class	(36,406)	—
Institutional Class	(13,838)	—

Total distributions	(957,692)	(8,840,547)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	11,475,602	10,164,420
Issued to shareholders in reinvestment of distributions	551,574	4,550,055
Cost of shares redeemed	(19,940,706)	(7,655,545)

Net increase/(decrease) from share transactions	(7,913,530)	7,058,930

Institutional Class
Proceeds from sale of shares	7,012,311	—
Issued to shareholders in reinvestment of distributions	37,976	—

Net increase from share transactions	7,050,287	—

Net decrease in net assets	$(16,150,750)	$(9,487,219)

NET ASSETS:
Beginning of period	38,962,474	48,449,693

End of period (including accumulated net investment income of $73,459 and $142,345, respectively)	$22,811,724	$38,962,474

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,054,141	529,427
Distributions reinvested	57,901	289,500
Redeemed	(1,551,197)	(440,591)

Net increase/(decrease) in shares outstanding	(439,155)	378,336

Institutional Class
Sold	455,763	—
Distributions reinvested	4,845	—

Net increase in shares outstanding	460,608	—

(a) The Forward Progressive Real Estate Fund began offering Institutional Class shares on May 1, 2008.

(b) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

See Notes to Financial Statements	99	December 31, 2008

Statement of Cash Flows

For the Year Ended December 31, 2008

FORWARD LONG/SHORT CREDIT ANALYSIS FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease resulting from operations	$(3,380,894)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Purchases of investment securities	(85,049,379)
Proceeds from sale of investment securities	72,728,033
Proceeds from securities sold short transactions	48,201,327
Purchases to cover securities sold short	(39,958,403)
Net proceeds from short-term investment securities	237,110
Discount and premiums amortized	9,277
Net realized loss on investment securities	2,652,881
Net realized gain on securities sold short	(270,154)
Net change in unrealized depreciation on investments and securities sold short	2,100,571
Changes in assets and liabilities:
Increase in deposit with broker for securities sold short	(388,031)
Increase in receivables on investments sold	(290,430)
Increase in interest receivable	(174,356)
Decrease in other assets	9,239
Increase in payable for interest on short sales	17,076
Increase in payable for investments purchased	386,553
Increase in payable for advisor	1,951
Decrease in payable for distribution and service fees	(194)
Decrease in payable to trustees	(82)
Decrease in payable for chief compliance officer fee	(49)
Increase in accrued expenses and other liabilities	2,146

Net cash used by operating activities	(3,165,808)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	20,147,465
Cost of shares redeemed	(15,981,303)
Cash distributions paid	(1,000,354)

Net cash provided by financing activities	3,165,808

NET CHANGE IN CASH FOR THE PERIOD	—

CASH, BEGINNING OF PERIOD	—

CASH, END OF PERIOD	$—

Non-cash financing activities not included herein consist of reinvestment of distributions of $262,214.

December 31, 2008	100	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2008(a)		YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$28.51		$23.08	$18.83		$14.21	$11.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.38		0.04	0.05		0.27	0.21
Net realized and unrealized gain/(loss) on investments	(16.20)		8.98	5.58		4.61	2.35

Total from Investment Operations	(15.82)		9.02	5.63		4.88	2.56

LESS DISTRIBUTIONS:
From investment income	—		(0.05)	(0.06)		(0.26)	(0.22)
From capital gains	(0.41)		(3.55)	(1.34)		—	—

Total Distributions	(0.41)		(3.60)	(1.40)		(0.26)	(0.22)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		0.01	0.02		0.00 (c)	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(16.23)		5.43	4.25		4.62	2.35

NET ASSET VALUE, END OF PERIOD	$12.28		$28.51	$23.08		$18.83	$14.21

TOTAL RETURN	(55.38)%		38.63%	30.36%		34.36%	22.06%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$14,576		$25,008	$13,336		$8,833	$969
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	1.67%		0.17%	0.26%		2.57%	(0.32)%
Operating expenses including reimbursement/waiver	1.72	%(f)	1.69%	1.81	%(e)	1.95%	1.98	%(d)
Operating expenses excluding reimbursement/waiver	2.10%		2.09%	2.26%		3.04%	3.29	%(d)
PORTFOLIO TURNOVER RATE	214%		121%	102%		62%	45%

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund. In addition, for the periods presented prior to December 31, 2004, the Investor Class of shares was known as the Retail Class.

(c) Amount represents less than $0.01 per share.

(d) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.95% and 3.25%, respectively.

(e) Effective January 2, 2006, the net expense limitation changed from 1.95% to 1.89%. Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.69%.

(f) Effective May 1, 2008, the net expense limitation changed from 1.69% to 1.74%.

See Notes to Financial Statements	101	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$28.66	$23.18	$18.88		$14.23	$11.88
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.34	0.12	0.12		0.33	0.23
Net realized and unrealized gain/(loss) on investments	(16.19)	9.03	5.62		4.62	2.36

Total from Investment Operations	(15.85)	9.15	5.74		4.95	2.59

LESS DISTRIBUTIONS:
From investment income	—	(0.13)	(0.12)		(0.30)	(0.25)
From capital gains	(0.41)	(3.55)	(1.34)		—	—

Total Distributions	(0.41)	(3.68)	(1.46)		(0.30)	(0.25)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.01	0.02		0.00 (c)	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(16.26)	5.48	4.30		4.65	2.35

NET ASSET VALUE, END OF PERIOD	$12.40	$28.66	$23.18		$18.88	$14.23

TOTAL RETURN	(55.19)%	39.00%	30.84%		34.79%	22.26%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$49,529	$61,829	$42,283		$28,765	$18,854
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.76%	0.51%	0.68%		2.34%	0.63%
Operating expenses including reimbursement/waiver	1.39%	1.39%	1.47	%(e)	1.70%	1.70	%(d)
Operating expenses excluding reimbursement/waiver	1.77%	1.79%	1.86%		2.84%	2.38	%(d)
PORTFOLIO TURNOVER RATE	214%	121%	102%		62%	45%

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund.

(c) Amount represents less than $0.01 per share.

(d) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.70% and 2.37%, respectively.

(e) Effective January 2, 2006, the net expense limitation changed from 1.70% to 1.59%. Effective May 1, 2006, the net expense limitation changed from 1.59% to 1.39%.

December 31, 2008	102	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	CLASS A
	PERIOD ENDED DECEMBER 31, 2008(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$27.28
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.13
Net realized and unrealized loss on investments	(14.71)

Total from Investment Operations	(14.58)

LESS DISTRIBUTIONS:
From capital gains	(0.41)

Total Distributions	(0.41)

NET DECREASE IN NET ASSET VALUE	(14.99)

NET ASSET VALUE, END OF PERIOD	$12.29

TOTAL RETURN (c)	(53.33	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,529
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.00	%(e)
Operating expenses including reimbursement/waiver	1.73	%(e)
Operating expenses excluding reimbursement/waiver	1.76	%(e)
PORTFOLIO TURNOVER RATE	214	%(f)

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) The Fund began offering Class A shares on May 1, 2008.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	103	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005(a)	YEAR ENDED DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$19.40		$18.23		$15.01		$12.78	$11.31
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.66		0.14		0.09		0.05	(0.02)
Net realized and unrealized gain/(loss) on investments	(11.00)		2.32		4.99		2.19	1.49

Total from Investment Operations	(10.34)		2.46		5.08		2.24	1.47

LESS DISTRIBUTIONS:
From investment income	(0.12)		(0.13)		(0.12)		(0.01)	—
From capital gains	(0.31)		(1.18)		(1.74)		—	—

Total Distributions	(0.43)		(1.31)		(1.86)		(0.01)	—

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		0.02		0.00	(b)	0.00 (b)	0.00	(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(10.77)		1.17		3.22		2.23	1.47

NET ASSET VALUE, END OF PERIOD	$8.63		$19.40		$18.23		$15.01	$12.78

TOTAL RETURN	(53.22)%		13.39%		34.40%		17.50%	13.00%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$12,494		$59,726		$33,823		$24,880	$24,204
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	2.32%		0.90%		0.53%		0.37%	(0.20)%
Operating expenses including reimbursement/waiver	1.30	%(f)	1.25	%(e)	1.42	%(d)	1.69%	1.71	%(c)
Operating expenses excluding reimbursement/waiver	1.70%		1.48%		1.80%		2.28%	2.09%
PORTFOLIO TURNOVER RATE	94%		63%		94%		138%	50%

(a) Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 26, 2004, the net expense limitation changed from 1.99% to 1.69%.

(d) Effective May 1, 2006, the net expense limitation changed from 1.69% to 1.29%.

(e) Effective May 1, 2007, the net expense limitation changed from 1.29% to 1.24%.

(f) Effective May 1, 2008, the net expense limitation changed from 1.24% to 1.34%.

December 31, 2008	104	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.41	$19.99
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.43	0.09
Net realized and unrealized gain/(loss) on investments	(10.76)	0.66

Total from Investment Operations	(10.33)	0.75

LESS DISTRIBUTIONS:
From investment income	(0.15)	(0.16)
From capital gains	(0.31)	(1.18)

Total Distributions	(0.46)	(1.34)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.01

NET DECREASE IN NET ASSET VALUE	(10.79)	(0.58)

NET ASSET VALUE, END OF PERIOD	$8.62	$19.41

TOTAL RETURN	(53.12)%	3.59	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$13,036	$23,078
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.82%	0.95	%(c)
Operating expenses including reimbursement/waiver	0.99%	0.99	%(c)
Operating expenses excluding reimbursement/waiver	1.42%	1.23	%(c)
PORTFOLIO TURNOVER RATE	94%	63	%(d)

(a) The Fund began offering Institutional Class shares on May 1, 2007.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.

See Notes to Financial Statements	105	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$18.04		$18.96		$15.11		$12.87	$10.39
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.15		0.11		0.08		0.11 (a)	0.05	(a)
Net realized and unrealized gain/(loss) on investments	(8.56)		0.64		4.34		3.23	2.59

Total from Investment Operations	(8.41)		0.75		4.42		3.34	2.64

LESS DISTRIBUTIONS:
From investment income	(0.12)		(0.08)		(0.04)		(0.08)	(0.03)
From capital gains	—		(1.60)		(0.54)		(1.02)	(0.14)

Total Distributions	(0.12)		(1.68)		(0.58)		(1.10)	(0.17)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		0.01		0.01		0.00 (b)	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(8.53)		(0.92)		3.85		2.24	2.48

NET ASSET VALUE, END OF PERIOD	$9.51		$18.04		$18.96		$15.11	$12.87

TOTAL RETURN	(46.60)%		3.82%		29.51%		26.57%	25.55%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$108,661		$274,585		$251,488		$64,346	$9,819
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/repayment of previously waived fees	0.91%		0.54%		0.51%		0.82%	0.47%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.58	%(f)	1.60	%(e)	1.56	%(d)	1.45%	1.46	%(c)
Operating expenses excluding reimbursement/waiver	1.61%		1.62%		1.66%		1.84%	2.26	%(c)
PORTFOLIO TURNOVER RATE	95%		79%		75%		91%	175%

(a) Per share numbers have been calculated using the average share method.

(b) Amount represents less than $0.01 per share.

(c) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for would have been 1.45% and 2.25%, respectively.

(d) Effective January 2, 2006, the net expense limitation changed from 1.45% to 1.56%.

(e) Effective January 2, 2007, the net expense limitation changed from 1.56% to 1.60%.

(f) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

December 31, 2008	106	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$18.10		$19.02		$15.15		$12.89	$10.40
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.18		0.14		0.09		0.16 (a)	0.08	(a)
Net realized and unrealized gain/(loss) on investments	(8.58)		0.68		4.39		3.23	2.61

Total from Investment Operations	(8.40)		0.82		4.48		3.39	2.69

LESS DISTRIBUTIONS:
From investment income	(0.18)		(0.15)		(0.08)		(0.11)	(0.07)
From capital gains	—		(1.60)		(0.54)		(1.02)	(0.14)

Total Distributions	(0.18)		(1.75)		(0.62)		(1.13)	(0.21)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		0.01		0.01		0.00 (b)	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(8.58)		(0.92)		3.87		2.26	2.49

NET ASSET VALUE, END OF PERIOD	$9.52		$18.10		$19.02		$15.15	$12.89

TOTAL RETURN	(46.42)%		4.18%		29.91%		26.81%	25.99%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$329,966		$626,083		$389,983		$144,302	$49,068
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/repayment of previously waived fees	1.26%		0.84%		0.77%		1.12%	0.75%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.23	%(f)	1.25	%(e)	1.25	%(d)	1.20%	1.21	%(c)
Operating expenses excluding reimbursement/waiver	1.25%		1.28%		1.28%		1.46%	2.12	%(c)
PORTFOLIO TURNOVER RATE	95%		79%		75%		91%	175%

(a) Per share numbers have been calculated using the average share method.

(b) Amount represents less than $0.01 per share.

(c) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.20% and 2.11%, respectively.

(d) Effective January 2, 2006, the net expense limitation changed from 1.20% to 1.26%.

(e) Effective January 2, 2007, the net expense limitation changed from 1.26% to 1.25%.

(f) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	107	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.04		$18.95		$15.06		$13.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.18		0.03		0.18		0.13	(b)
Net realized and unrealized gain/(loss) on investments	(8.59)		0.76		4.23		2.90

Total from Investment Operations	(8.41)		0.79		4.41		3.03

LESS DISTRIBUTIONS:
From investment income	(0.12)		(0.11)		(0.01)		(0.08)
From capital gains	—		(1.60)		(0.54)		(1.02)

Total Distributions	(0.12)		(1.71)		(0.55)		(1.10)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		0.01		0.03		0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(8.53)		(0.91)		3.89		1.93

NET ASSET VALUE, END OF PERIOD	$9.51		$18.04		$18.95		$15.06

TOTAL RETURN (d)	(46.64)%		4.03%		29.55%		23.78	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,010		$5,632		$3,416		$5,065
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/repayment of previously waived fees	0.91%		0.52%		0.71%		0.51	%(f)
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.61	%(j)	1.52	%(i)	1.47	%(g)	1.78	%(f)
Operating expenses excluding reimbursement/waiver	1.63%		1.53%		1.48%		1.82	%(f)
PORTFOLIO TURNOVER RATE	95%		79%		75%		91	%(h)

(a) The Fund began offering Class A shares on May 2, 2005.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective January 2, 2006, the net expense limitation changed from 1.78% to 1.56%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

(i) Effective January 2, 2007, the net expense limitation changed from 1.56% to 1.60%.

(j) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

December 31, 2008	108	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.66	$10.53
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.08	0.09
Net realized and unrealized gain/(loss) on investments	(4.22)	1.12

Total from Investment Operations	(4.14)	1.21

LESS DISTRIBUTIONS:
From investment income	(0.08)	(0.09)

Total Distributions	(0.08)	(0.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.22)	1.13

NET ASSET VALUE, END OF PERIOD	$7.44	$11.66

TOTAL RETURN	(35.48)%	11.59	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$5,016	$6,683
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.91%	0.95	%(c)
Operating expenses including reimbursement/waiver	0.99%	0.99	%(c)
Operating expenses excluding reimbursement/waiver	1.29%	1.52	%(c)
PORTFOLIO TURNOVER RATE	89%	75	%(d)

(a) The Fund began offering Institutional Class shares on January 31, 2007.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.

See Notes to Financial Statements	109	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Equity Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.65		$10.40		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.04		0.06		0.02
Net realized and unrealized gain/(loss) on investments	(4.20)		1.24		0.40

Total from Investment Operations	(4.16)		1.30		0.42

LESS DISTRIBUTIONS:
From investment income	(0.04)		(0.06)		(0.02)

Total Distributions	(0.04)		(0.06)		(0.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		0.01		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.20)		1.25		0.40

NET ASSET VALUE, END OF PERIOD	$7.45		$11.65		$10.40

TOTAL RETURN(b)	(35.70)%		12.58%		4.24	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$8,102		$12,291		$10,425
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.44%		0.52%		1.44	%(d)
Operating expenses including reimbursement/waiver	1.44	%(f)	1.34	%(e)	1.35	%(d)
Operating expenses excluding reimbursement/waiver	1.73%		1.87%		1.84	%(d)
PORTFOLIO TURNOVER RATE	89%		75%		0	%(c)

(a) The Fund began offering Class A shares on October 31, 2006.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Effective January 2, 2007, the net expense limitation changed from 1.35% to 1.34%.

(f) Effective May 1, 2008, the net expense limitation changed from 1.34% to 1.49%.

December 31, 2008	110	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Banking and Finance Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$19.61	$28.81	$27.61	$27.99		$25.74		$19.89
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.08	(0.05)	(0.04)	(0.01	)(b)	(0.06	)(b)	(0.03	)(b)
Net realized and unrealized gain/(loss) on investments	(4.28)	(5.86)	2.78	1.49		3.30		6.07

Total from Investment Operations	(4.20)	(5.91)	2.74	1.48		3.24		6.04

LESS DISTRIBUTIONS:
From net investment income	(0.02)	—	—	—		—		(0.01)
From capital gains	—	(3.30)	(1.54)	(1.86)		(0.99)		(0.18)

Total Distributions	(0.02)	(3.30)	(1.54)	(1.86)		(0.99)		(0.19)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.01	0.00 (c)	—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.22)	(9.20)	1.20	(0.38)		2.25		5.85

NET ASSET VALUE, END OF PERIOD	$15.39	$19.61	$28.81	$27.61		$27.99		$25.74

TOTAL RETURN(d)	(21.41)%	(20.92)%	9.94%	5.31	%(e)	13.12%		30.53%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$48,460	$64,560	$164,164	$184,550		$183,556		$133,136
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.36%	(0.14)%	(0.13)%	(0.10	)%(f)	(0.23)%		(0.13)%
Operating expenses	1.65%	1.69%	1.62%	1.57	%(f)	1.80%		1.74%
PORTFOLIO TURNOVER RATE	61%	29%	34%	15	%(e)	25%		29%

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) Per share amounts calculated based on the average shares outstanding during the period.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not annualized.

(f) Annualized.

See Notes to Financial Statements	111	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Banking and Finance Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$18.60	$27.71	$26.73	$27.23		$25.23		$19.62
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.19)	(0.29)	(0.22)	(0.10	)(b)	(0.23	)(b)	(0.18	)(b)
Net realized and unrealized gain/(loss) on investments	(3.89)	(5.53)	2.74	1.46		3.22		5.97

Total from Investment Operations	(4.08)	(5.82)	2.52	1.36		2.99		5.79

LESS DISTRIBUTIONS:
From capital gains	—	(3.30)	(1.54)	(1.86)		(0.99)		(0.18)

Total Distributions	—	(3.30)	(1.54)	(1.86)		(0.99)		(0.18)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.01	0.00 (c)	—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.08)	(9.11)	0.98	(0.50)		2.00		5.61

NET ASSET VALUE, END OF PERIOD	$14.52	$18.60	$27.71	$26.73		$27.23		$25.23

TOTAL RETURN(d)	(21.94)%	(21.43)%	9.44%	5.01	%(e)	12.37%		29.68%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$23,486	$41,441	$111,868	$112,774		$107,804		$88,249
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.30)%	(0.79)%	(0.79)%	(0.75	)%(f)	(0.88)%		(0.77)%
Operating expenses	2.30%	2.34%	2.27%	2.22	%(f)	2.45%		2.39%
PORTFOLIO TURNOVER RATE	61%	29%	34%	15	%(e)	25%		29%

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) Per share amounts calculated based on the average shares outstanding during the period.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not annualized.

(f) Annualized.

December 31, 2008	112	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	INSTITUTIONAL CLASS
	PERIOD ENDED DECEMBER 31, 2008(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.03
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.01)
Net realized and unrealized loss on investments	(0.98)

Total from Investment Operations	(0.99)

LESS DISTRIBUTIONS:
From capital gains	(0.04)

Total Distributions	(0.04)

NET DECREASE IN NET ASSET VALUE	(1.03)

NET ASSET VALUE, END OF PERIOD	$8.00

TOTAL RETURN	(10.95	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$908
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.45	)%(d)
Operating expenses	1.08	%(d)
PORTFOLIO TURNOVER RATE	108	%(e)

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) The Fund began offering Institutional Class shares on October 21, 2008.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	113	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$12.73	$13.90	$13.57	$12.98		$13.02		$10.21
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.11)	(0.13)	(0.14)	(0.07	)(b)	(0.16	)(b)	(0.17	)(b)
Net realized and unrealized gain/(loss) on investments	(4.59)	0.44	1.86	1.38		0.43		2.98

Total from Investment Operations	(4.70)	0.31	1.72	1.31		0.27		2.81

LESS DISTRIBUTIONS:
From capital gains	(0.04)	(1.48)	(1.39)	(0.72)		(0.31)		—

Total Distributions	(0.04)	(1.48)	(1.39)	(0.72)		(0.31)		—

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (c)	0.00 (c)	—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.74)	(1.17)	0.33	0.59		(0.04)		2.81

NET ASSET VALUE, END OF PERIOD	$7.99	$12.73	$13.90	$13.57		$12.98		$13.02

TOTAL RETURN(d)	(36.91)%	1.97%	12.56%	10.21	%(e)	2.48%		27.52%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$92,675	$174,019	$177,429	$158,056		$145,193		$112,354
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.95)%	(0.96)%	(1.05)%	(1.08	)%(f)	(1.31)%		(1.34)%
Operating expenses	1.35%	1.36%	1.40%	1.40	%(f)	1.63%		1.57%
PORTFOLIO TURNOVER RATE	108%	76%	84%	34	%(e)	73%		62%

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

December 31, 2008	114	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005		YEAR ENDED JUNE 30, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$12.03	$13.30	$13.06	$12.56		$12.70		$10.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.48)	(0.23)	(0.24)	(0.11	)(b)	(0.23	)(b)	(0.25	)(b)
Net realized and unrealized gain/(loss) on investments	(4.02)	0.44	1.87	1.33		0.40		2.93

Total from Investment Operations	(4.50)	0.21	1.63	1.22		0.17		2.68

LESS DISTRIBUTIONS:
From capital gains	(0.04)	(1.48)	(1.39)	(0.72)		(0.31)		—

Total Distributions	(0.04)	(1.48)	(1.39)	(0.72)		(0.31)		—

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (c)	0.00 (c)	—		—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.54)	(1.27)	0.24	0.50		(0.14)		2.68

NET ASSET VALUE, END OF PERIOD	$7.49	$12.03	$13.30	$13.06		$12.56		$12.70

TOTAL RETURN(d)	(37.40)%	1.31%	12.36%	9.82	%(e)	1.74%		26.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,623	$8,593	$10,617	$11,287		$11,498		$13,311
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(1.65)%	(1.61)%	(1.72)%	(1.73	)%(f)	(1.94)%		(1.99)%
Operating expenses	2.04%	2.01%	2.07%	2.04	%(f)	2.28%		2.22%
PORTFOLIO TURNOVER RATE	108%	76%	84%	34	%(e)	73%		62%

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

See Notes to Financial Statements	115	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Legato Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.92
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.00	)(b)
Net realized and unrealized loss on investments	(0.67)

Total from Investment Operations	(0.67)

LESS DISTRIBUTIONS:
From capital gains	(0.25)

Total Distributions	(0.25)

NET DECREASE IN NET ASSET VALUE	(0.92)

NET ASSET VALUE, END OF PERIOD	$8.00

TOTAL RETURN	(7.38	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$906
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.30	)%(d)
Operating expenses including reimbursement/waiver	1.69	%(d)
Operating expenses excluding reimbursement/waiver	2.56	%(d)
PORTFOLIO TURNOVER RATE	35	%(e)

(a) The Fund began offering Investor Class shares on October 21, 2008.

(b) Amount represents less than $0.01 per share.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

December 31, 2008	116	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Legato Fund

	INSTITUTIONAL CLASS
	PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.01
Net realized and unrealized loss on investments	(3.01)

Total from Investment Operations	(3.00)

LESS DISTRIBUTIONS:
From capital gains	(0.25)

Total Distributions	(0.25)

NET DECREASE IN NET ASSET VALUE	(3.25)

NET ASSET VALUE, END OF PERIOD	$8.02

TOTAL RETURN	(26.52	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,142
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.19	%(c)
Operating expenses including reimbursement/waiver	1.29	%(c)
Operating expenses excluding reimbursement/waiver	1.81	%(c)
PORTFOLIO TURNOVER RATE	35	%(d)

(a) The Fund began offering Institutional Class shares on May 1, 2008.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	117	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Legato Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.92		$12.19		$11.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.11)		(0.10)		(0.12)		(0.10)
Net realized and unrealized gain/(loss) on investments	(3.57)		1.13		1.21		1.43

Total from Investment Operations	(3.68)		1.03		1.09		1.33

LESS DISTRIBUTIONS:
From capital gains	(0.25)		(1.30)		(0.20)		(0.03)

Total Distributions	(0.25)		(1.30)		(0.20)		(0.03)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.93)		(0.27)		0.89		1.30

NET ASSET VALUE, END OF PERIOD	$7.99		$11.92		$12.19		$11.30

TOTAL RETURN (b)	(30.78)%		8.30%		9.69%		13.34	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,194		$7,294		$8,991		$6,876
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.66)%		(0.73)%		(1.03)%		(1.25	)%(d)
Operating expenses including reimbursement/waiver	1.77	%(g)	1.69	%(f)	1.78	%(e)	1.89	%(d)
Operating expenses excluding reimbursement/waiver	2.07%		1.96%		1.95%		3.53	%(d)
PORTFOLIO TURNOVER RATE	35%		33%		36%		28	%(c)

(a) The Fund commenced operations on April 1, 2005.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.79%.

(f) Effective January 2, 2007, the net expense limitation changed from 1.79% to 1.69%.

(g) Effective May 1, 2008, the net expense limitation changed from 1.69% to 1.84%.

December 31, 2008	118	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Long/Short Credit Analysis Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.47
Net realized and unrealized loss on investments	(1.68)

Total from Investment Operations	(1.21)

LESS DISTRIBUTIONS:
From investment income	(0.58)

Total Distributions	(0.58)

NET DECREASE IN NET ASSET VALUE	(1.79)

NET ASSET VALUE, END OF PERIOD	$5.84

TOTAL RETURN	(16.59	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$12,867
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	13.10	%(c)
Operating expenses including reimbursement/waiver	1.84	%(c)
Operating expenses excluding reimbursement/waiver	2.52	%(c)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	8.79	%(c)
Operating expenses including reimbursement/waiver	6.14	%(c)
Operating expenses excluding reimbursement/waiver	6.82	%(c)
PORTFOLIO TURNOVER RATE	311	%(d)

(a) The Fund began offering Investor Class shares on May 1, 2008.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	119	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Long/Short Credit Analysis Fund

	INSTITUTIONAL CLASS
	PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.39
Net realized and unrealized loss on investments	(1.59)

Total from Investment Operations	(1.20)

LESS DISTRIBUTIONS:
From investment income	(0.62)

Total Distributions	(0.62)

NET DECREASE IN NET ASSET VALUE	(1.82)

NET ASSET VALUE, END OF PERIOD	$5.81

TOTAL RETURN	(16.35	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$793
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	12.49	%(c)
Operating expenses including reimbursement/waiver	1.49	%(c)
Operating expenses excluding reimbursement/waiver	2.53	%(c)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	8.58	%(c)
Operating expenses including reimbursement/waiver	5.40	%(c)
Operating expenses excluding reimbursement/waiver	6.44	%(c)
PORTFOLIO TURNOVER RATE	311	%(d)

(a) The Fund began offering Institutional Class shares on May 1, 2008.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

December 31, 2008	120	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.40	0.08
Net realized and unrealized gain/(loss) on investments	(0.87)	0.19

Total from Investment Operations	(0.47)	0.27

LESS DISTRIBUTIONS:
From investment income	(0.42)	(0.08)

Total Distributions	(0.42)	(0.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.89)	0.19

NET ASSET VALUE, END OF PERIOD	$9.30	$10.19

TOTAL RETURN	(4.91)%	2.71	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$5,073	$4,297
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.10%	3.57	%(c)
Operating expenses including reimbursement/waiver	1.16%	1.24	%(c)
Operating expenses excluding reimbursement/waiver	1.36%	1.60	%(c)
PORTFOLIO TURNOVER RATE	56%	1	%(b)

(a) The Fund began offering Investor Class shares on October 5, 2007.

(b) Not Annualized.

(c) Annualized.

See Notes to Financial Statements	121	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.44	0.09
Net realized and unrealized gain/(loss) on investments	(0.88)	0.19

Total from Investment Operations	(0.44)	0.28

LESS DISTRIBUTIONS:
From investment income	(0.48)	(0.09)

Total Distributions	(0.48)	(0.09)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.92)	0.19

NET ASSET VALUE, END OF PERIOD	$9.27	$10.19

TOTAL RETURN	(4.60)%	2.77	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$12,088	$12,858
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.27%	3.84	%(c)
Operating expenses including reimbursement/waiver	0.97%	0.99	%(c)
Operating expenses excluding reimbursement/waiver	1.35%	1.60	%(c)
PORTFOLIO TURNOVER RATE	56%	1	%(b)

(a) The Fund began offering Institutional Class shares on October 5, 2007.

(b) Not Annualized.

(c) Annualized.

December 31, 2008	122	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.40	0.08
Net realized and unrealized gain/(loss) on investments	(0.88)	0.19

Total from Investment Operations	(0.48)	0.27

LESS DISTRIBUTIONS:
From investment income	(0.41)	(0.08)

Total Distributions	(0.41)	(0.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.89)	0.19

NET ASSET VALUE, END OF PERIOD	$9.30	$10.19

TOTAL RETURN(b)	(4.90)%	2.68	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,960	$4,229
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.07%	3.47	%(d)
Operating expenses including reimbursement/waiver	1.18%	1.34	%(d)
Operating expenses excluding reimbursement/waiver	1.35%	1.60	%(d)
PORTFOLIO TURNOVER RATE	56%	1	%(c)

(a) The Fund began offering Class A shares on October 5, 2007.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	123	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.39	0.07
Net realized and unrealized gain/(loss) on investments	(0.88)	0.19

Total from Investment Operations	(0.49)	0.26

LESS DISTRIBUTIONS:
From investment income	(0.35)	(0.07)

Total Distributions	(0.35)	(0.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.84)	0.19

NET ASSET VALUE, END OF PERIOD	$9.35	$10.19

TOTAL RETURN(b)	(5.00)%	2.63	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,879	$4,229
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.90%	3.23	%(d)
Operating expenses including reimbursement/waiver	1.35%	1.58	%(d)
Operating expenses excluding reimbursement/waiver	1.36%	1.60	%(d)
PORTFOLIO TURNOVER RATE	56%	1	%(c)

(a) The Fund began offering Class C shares on October 5, 2007.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

December 31, 2008	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006(b)		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$14.30	$20.66		$16.69		$16.62	$14.01
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.22	0.30		0.13		0.33	0.34
Net realized and unrealized gain/(loss) on investments	(5.88)	(3.21)		5.08		1.47	3.62

Total from Investment Operations	(5.66)	(2.91)		5.21		1.80	3.96

LESS DISTRIBUTIONS:
From investment income	(0.19)	(0.27)		(0.27)		(0.22)	(0.59)
From capital gains	(0.09)	(3.18)		(0.97)		(1.50)	(0.76)
Tax return of capital	(0.01)	—		—		(0.01)	—

Total Distributions	(0.29)	(3.45)		(1.24)		(1.73)	(1.35)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.95)	(6.36)		3.97		0.07	2.61

NET ASSET VALUE, END OF PERIOD	$8.35	$14.30		$20.66		$16.69	$16.62

TOTAL RETURN	(39.88)%	(15.30)%		31.24%		11.01%	28.77%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$19,065	$38,962		$48,450		$43,288	$48,346
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.53%	1.22%		0.70%		1.98%	2.23%
Operating expenses including reimbursement/waiver	1.47%	1.41	%(f)	1.35	%(d)	1.79%	1.85%
Operating expenses excluding reimbursement/waiver	n/a	n/a		n/a	(e)	n/a (e)	n/a (e)
PORTFOLIO TURNOVER RATE	7%	40%		19%		21%	32%

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(c) Amount represents less than $0.01 per share.

(d) Effective January 2, 2006, the net expense limitation changed from 1.79% to 1.69%

(e) Not applicable, no reimbursements were made by the Advisor.

(f) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	125	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	INSTITUTIONAL CLASS
	PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.39
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.16
Net realized and unrealized loss on investments	(6.92)

Total from Investment Operations	(6.76)

LESS DISTRIBUTIONS:
From investment income	(0.38)
From capital gains	(0.09)
Tax return of capital	(0.03)

Total Distributions	(0.50)

NET DECREASE IN NET ASSET VALUE	(7.26)

NET ASSET VALUE, END OF PERIOD	$8.13

TOTAL RETURN	(44.33	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,747
RATIOS TO AVERAGE NET ASSETS:
Net investment income	2.05	%(c)
Operating expenses	1.26	%(c)
PORTFOLIO TURNOVER RATE	7	%(d)

(a) The Fund began offering Institutional Class shares on May 1, 2008. Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

December 31, 2008	126	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2008, the Trust has 32 registered funds. This annual report describes 10 funds offered by the Trust (the “Funds”). The accompanying financial statements and financial highlights are those of the Forward Emerging Markets Fund (prior to May 1, 2008, known as the Forward Global Emerging Markets Fund) (“Emerging Markets Fund”), the Forward International Equity Fund (“International Equity Fund”), the Forward International Small Companies Fund (“International Small Companies Fund”), the Forward Large Cap Equity Fund (“Large Cap Fund”), the Forward Banking and Finance Fund (prior to May 1, 2008, known as the Forward Emerald Banking and Finance Fund) (“Banking and Finance Fund”), the Forward Growth Fund (prior to May 1, 2008, known as the Forward Emerald Growth Fund) (“Growth Fund”), the Forward Legato Fund (“Legato Fund”), the Forward Long/Short Credit Analysis Fund (“Long/Short Credit Analysis Fund”), the Forward International Fixed Income Fund (“International Fixed Income Fund”) and the Forward Real Estate Fund (prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund) (“Real Estate Fund”) (each a “Fund” and collectively the “Funds”).

The Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market countries. The International Equity Fund seeks to achieve high total return and invests primarily in the equity securities of companies organized or located outside of the United States. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the United States. The Large Cap Fund seeks to achieve high total return and invests primarily in equity securities of companies that have large capitalizations. The Banking and Finance Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective. The Growth Fund seeks to achieve long-term growth of capital through capital appreciation and invests in stocks and securities convertible into stocks. The Legato Fund seeks to achieve high total returns and invest primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The Long/Short Credit Analysis Fund seeks to maximize total return (capital appreciation and income) by investing primarily in a non-diversified portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging market debt, floating rate or zero coupon securities and non-convertible preferred securities that are actively traded in the public markets. The International Fixed Income Fund seeks to offer exposure primarily to non-U.S. dollar denominated fixed income securities of non-U.S. issuers and derivatives and invests in a non-diversified portfolio of fixed income securities of companies and governments located outside the United States. The Real Estate Fund seeks income with capital appreciation as a secondary goal and invests in a non-diversified portfolio of securities of progressive real estate companies, including real estate investment trusts (“REITs”).

The Emerging Markets Fund, the International Small Companies Fund and the Legato Fund offer Investor Class, Institutional Class and Class A shares; the International Equity Fund, the Long/Short Credit Analysis Fund and the Real Estate Fund offer Investor Class and Institutional Class shares; the Large Cap Fund offers Institutional Class and Class A shares; the Banking and Finance Fund offers Class A and

127	December 31, 2008

Notes to Financial Statements

Class C shares; the Growth Fund offers Institutional Class, Class A and Class C shares; and the International Fixed Income Fund offers Investor Class, Institutional Class, Class A and Class C shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A Shares of all Funds except the International Fixed Income Fund are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A Shares of the International Fixed Income Fund are subject to an initial sales charge of up to 3.75% imposed at the time of purchase. Class A Shares of the Funds for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months, in accordance with the Fund’s prospectus. Class C shares of all Funds except the Long/Short Credit Analysis Fund are subject to a 1.00% CDSC for redemptions made within two years of purchase, in accordance with the Fund’s prospectus. Class C shares of the Long/Short Credit Analysis Fund are subject to a 1.00% CDSC for redemptions made within eighteen months of purchase, in accordance with the Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

Certain funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate in investments in a particular sector.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value). For most debt securities, the Funds receive pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information

December 31, 2008	128

Notes to Financial Statements

provided by market makers or estimates of value obtained from yield data relating to securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s

129	December 31, 2008

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financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Option Writing/Purchasing: The Funds, excluding the Growth Fund, may write or purchase options contracts. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. At December 31, 2008, the Funds held no purchased or written options.

Short Sales: The Funds, excluding the Growth Fund, may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends payable on securities while those securities are in a

December 31, 2008	130

Notes to Financial Statements

short position. At December 31, 2008, Long/Short Credit Analysis Fund held securities sold short with a market value of $12,293,869. The other Funds held no securities sold short.

Futures: The Funds, excluding the Growth Fund and the Banking and Finance Fund, may invest in futures contracts in accordance with their investment objectives. A Fund may do so for a variety of reasons including for cash management and hedging or non-hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At December 31, 2008, the International Fixed Income Fund had futures contracts outstanding with an unrealized gain of $38,703. The other Funds held no futures contracts during the year.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, world class commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be

131	December 31, 2008

Notes to Financial Statements

subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Brown Brothers Investment Trust Securities Lending Investment Fund. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. At December 31, 2008, there were no Funds with securities on loan.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Real Estate Investment Trusts (“REITs”): The Real Estate Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the 1940 Act.

Fair Value Measurements: The Funds adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards

December 31, 2008	132

Notes to Financial Statements

No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Quoted prices in active markets for identical investments

Level 2—Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008.

VALUATION INPUTS	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)
Emerging Markets Fund
Level 1—Quoted Prices	$20,792,980	—
Level 2—Other Significant Observable Inputs	44,993,813	—
Level 3—Significant Unobservable Inputs	—	—

Total	$65,786,793	—

International Equity Fund
Level 1—Quoted Prices	$14,386,630	—
Level 2—Other Significant Observable Inputs	7,459,539	—
Level 3—Significant Unobservable Inputs	1,276,072	—

Total	$23,122,241	—

International Small Companies Fund
Level 1—Quoted Prices	$192,551,592	—
Level 2—Other Significant Observable Inputs	246,697,450	—
Level 3—Significant Unobservable Inputs	—	—

Total	$439,249,042	—

Large Cap Equity Fund
Level 1—Quoted Prices	$13,110,819	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$13,110,819	—

133	December 31, 2008

Notes to Financial Statements

	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)

Banking and Finance Fund
Level 1—Quoted Prices	$71,308,792	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$71,308,792	—

Growth Fund
Level 1—Quoted Prices	$100,654,487	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$100,654,487	—

Legato Fund
Level 1—Quoted Prices	$5,252,570	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$5,252,570	—

Long/Short Credit Analysis Fund
Level 1—Quoted Prices	$1,201,455	—
Level 2—Other Significant Observable Inputs	23,377,147	$(12,268,536)
Level 3—Significant Unobservable Inputs	2,000,000	(25,333)

Total	$26,578,602	$(12,293,869)

International Fixed Income Fund
Level 1—Quoted Prices	$1,990,908	$38,703
Level 2—Other Significant Observable Inputs	21,169,540	(20,783)
Level 3—Significant Unobservable Inputs	—	—

Total	$23,160,448	$17,920

Real Estate Fund
Level 1—Quoted Prices	$23,272,152	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$23,272,152	—

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.

December 31, 2008	134

Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

FUND	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)

International Equity Fund
Balance at 12/31/07	$0	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	(916)	—
Net purchases/(sales)	—	—
Transfers in and/(out of) Level 3	1,276,988	—

Balance as of 12/31/08	$1,276,072	—

Long/Short Credit Analysis Fund
Balance at 12/31/07	$0	$0
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	10,554
Net purchases/(sales)	—	(35,887)
Transfers in and/(out of) Level 3	2,000,000	—

Balance as of 12/31/08	$2,000,000	$(25,333)

(a) There was no realized gain/ (loss) earned during the year ended December 31, 2008 for other financial instruments for the Long/Short Credit Analysis Fund.

For the year ended December 31, 2008, the other Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Equity Fund, Banking and Finance Fund, Growth Fund and Legato Fund, quarterly for the Long/Short Credit Analysis Fund and International Fixed Income Fund and monthly for the Real Estate Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

135	December 31, 2008

Notes to Financial Statements

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the period ended December 31, 2008, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

December 31, 2008	136

Notes to Financial Statements

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management” or the “Advisor”), the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Emerging Markets Fund, International Equity Fund, International Small Companies Fund and Banking and Finance Fund during the year ended December 31, 2008 are recorded in the Statement of Operations. During that same period there were no ReFlow fees incurred by the other Funds.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2008, based on each Fund’s average daily net assets: Emerging Markets Fund, 1.25% on assets up to and including $500 million, 1.20% on assets over $500 million up to and including $1 billion, and 1.15% on assets over $1 billion; International Equity Fund, 0.85% on assets up to and including $250 million, 0.75% on assets over $250 million up to and including $1 billion, 0.65% on assets over $1 billion; International Small Companies Fund, 1.00% on assets up to and including $1 billion and 0.95% on assets over $1 billion; Large Cap Fund, 0.80% on assets up to and including $500 million, 0.725% on assets over $500 million up to and including $1 billion and 0.675% on assets over $1 billion; Banking and Finance Fund, 1.00% on assets up to and including $100 million and 0.90% on assets over $100 million; Growth Fund, 0.75% on assets up to and including $250 million, 0.65% on assets over $250 million up to and including $500 million, 0.55% on assets over $500 million up to and including $750 million and 0.45% on assets over $750 million; Legato Fund, 1.00% on assets up to and including $500 million and 0.85% on assets over $500 million; Long/Short Credit Analysis Fund, 1.50%; International Fixed Income Fund, 0.70% on assets up to and including $500 million, 0.64% on assets over $500 million up to and including $1 billion, 0.58% on assets over $1 billion up to and including $5 billion, and 0.52% on assets over $5 billion and Real Estate Fund, 0.85% on assets up to and including $100 million, 0.80% on assets over $100 million up to and including $500 million and 0.70% on assets over $500 million. Prior to February 1, 2008, the Long/Short Credit Analysis Fund paid

137	December 31, 2008

Notes to Financial Statements

Forward Management at the following annual rates on average daily net assets, 1.125% on assets up to and including $500 million, 1.05% on assets over $500 million up to and including $1 billion, and 0.975% on assets over $1 billion.

The Trust and Forward Management have entered into investment sub-advisory agreements with Pictet Asset Management Ltd (“PAM Ltd”) for Emerging Markets Fund and International Small Companies Fund; Piedmont Investment Advisors, LLP (“Piedmont”) for Large Cap Fund; Emerald Mutual Fund Advisers Trust (“Emerald”) for Banking and Finance Fund and Growth Fund; Netols Asset Management Inc. (“Netols”), Conestoga Capital Investment Advisors, LLC (“CCA”) and Riverbridge Partners, LLC (“Riverbridge”) for Legato Fund; Cedar Ridge Partners, LLC (“Cedar Ridge”) for Long/Short Credit Analysis Fund; Pictet Asset Management SA (“PAM SA”) for International Fixed Income Fund; and Forward Uniplan Advisors, Inc. (“Uniplan”) for Real Estate Fund (each a “Sub-Advisor” and collectively the “Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, based on each Fund’s average daily net assets (for the Legato Fund, based on the portion of the Fund that is managed by each sub-advisor of the Fund): Emerging Markets Fund, 0.80%; International Small Companies Fund, 0.65% on assets up to and including $1 billion and 0.55% on assets over $1 billion; Large Cap Fund, 0.40% on assets up to and including $500 million, 0.375% on assets over $500 million up to and including $1 billion and 0.35% on assets over $1 billion; Banking and Finance Fund, 0.65% on assets up to and including $100 million and 0.55% on assets over $100 million; Growth Fund, 0.40% on assets up to and including $250 million, 0.30% on assets over $250 million up to and including $500 million, 0.20% on assets over $500 million up to and including $750 million and 0.10% on assets over $750 million; Legato Fund, 0.60%; Long/Short Credit Analysis Fund, 1.00%; International Fixed Income Fund, 0.35% on assets up to and including $500 million, 0.32% on assets over $500 million up to and including $1 billion, 0.29% on assets over $1 billion up to and including $5 billion, and 0.26% on assets over $5 billion; and Real Estate Fund, 0.60% on assets up to and including $100 million, 0.55% on assets up to and including $500 million and 0.45% on assets over $500 million. Prior to February 1, 2008, for the Long/Short Credit Analysis Fund, Forward Management paid the Sub-Advisor at the following annual rates on average daily net assets, 0.75% on assets up to and including $500 million, 0.70% on assets over $500 million up to and including $1 billion, and 0.65% on assets over $1 billion.

At a Special meeting of the Board of Trustees held on November 7, 2008, the Trustees, including all of the Independent Trustees, approved, on behalf of the International Equity Fund, the termination of the Investment Sub-Advisory Agreement among Forward Management, the Trust and PAM Ltd. Effective December 1, 2008, Forward Management directly manages the Fund. Prior to December 1, 2008, the International Equity Fund and Forward Management had a sub-advisory agreement with PAM Ltd. Pursuant to this agreement, the Sub-Advisor provided investment sub-advisory services to the Fund and was entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, based on the Funds average daily net assets: 0.45% on assets up to and including $250 million, 0.40% on assets over $250 million up to and including $1 billion and 0.35% on assets over $1 billion.

Expense Limitations: The Investment Advisor has agreed to limit the total expenses of certain

December 31, 2008	138

Notes to Financial Statements

classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses through the dates indicated to the annual rates stated below. Pursuant to these agreements, each Fund will reimburse the Investment Advisor for any fee waivers made by the Advisor, provided that any such reimbursements made by a Fund to the Advisor will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Effective February 1, 2008, all Funds have entered into an agreement to reimburse the Investment Advisor for any fee waivers and expense reimbursements made by the Advisor pursuant to the terms described above.

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A	CLASS C	END DATE
Emerging Markets(a)	1.39%	1.74%	1.89%	2.34%	April 30, 2009
International Equity(b)	0.99%	1.34%	1.49%	1.94%	April 30, 2009
International Small Companies	1.25%	1.60%	1.60%	N/A	January 31, 2008
Large Cap(c)	0.99%	1.34%	1.49%	1.94%	April 30, 2009
Legato(d)	1.29%	1.69%	1.84%	2.29%	April 30, 2009
Long/Short Credit Analysis(e)	1.49%	1.84%	1.99%	2.44%	April 30, 2009
International Fixed Income	0.99%	1.24%	1.34%	1.89%	April 30, 2009

(a) From January 2, 2008 to April 30, 2008, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Investor Class shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.69%.

(b) From January 2, 2008 to April 30, 2008, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Investor Class shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.24%.

(c) From January 2, 2008 to April 30, 2008, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Investor Class and Class A shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.24% and 1.34%, respectively.

(d) From January 2, 2008 to April 30, 2008, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class and Class A shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.34% and 1.69%, respectively.

(e) From January 2, 2008 to January 31, 2008, the Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Class A and Class C shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.59% and 2.24%, respectively. Effective November 21, 2008, Class A shares liquidated and terminated as a share class of the Long/Short Credit Analysis Fund.

Effective January 1, 2009, the Investment Advisor has contractually agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage cost, interest, taxes, dividends and extraordinary expenses through the date indicated to the annual rates stated below. Pursuant to these agreements, each Fund will reimburse the Investment Advisor for any fee waivers and expense reimbursements made by the Advisor pursuant to the terms described above.

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A	CLASS C	END DATE
Growth	0.99%	1.34%	1.29%	1.94%	April 30, 2010

139	December 31, 2008

Notes to Financial Statements

For the year ended December 31, 2008, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Emerging Markets
Investor Class	$95,878	$0	$95,878
Institutional Class	282,614	0	282,614
Class A	376	0	376
International Equity
Investor Class	149,085	0	149,085
Institutional Class	89,630	0	89,630
International Small Companies
Investor Class	48,814	0	48,814
Institutional Class	106,155	0	106,155
Class A	549	0	549
Large Cap
Institutional Class	18,130	0	18,130
Class A	31,102	0	31,102
Legato
Investor Class	1,474	0	1,474
Institutional Class	9,179	0	9,179
Class A	13,320	0	13,320
Long/Short Credit Analysis
Investor Class	23,674	0	23,674
Institutional Class	6,256	0	6,256
Class A(a)	50,302	0	50,302
International Fixed Income
Investor Class	9,773	0	9,773
Institutional Class	48,024	0	48,024
Class A	7,391	0	7,391
Class C	377	0	377

(a) Effective November 21, 2008, Class A shares liquidated and terminated as a share class of the Long/Short Credit Analysis Fund.

December 31, 2008	140

Notes to Financial Statements

At December 31, 2008, the balances of recoupable expenses for each Fund were as follows:

FUND	2006	2007	2008	TOTAL
Emerging Markets
Investor Class	$54,422	$72,745	$95,878	$223,045
Institutional Class	135,967	198,071	282,614	616,652
Class A	N/A	N/A	376	376
International Equity
Investor Class	111,342	116,191	149,085	376,618
Institutional Class	N/A	26,201	89,630	115,831
International Small Companies
Investor Class	133,151	76,542	48,814	258,507
Institutional Class	74,541	157,942	106,155	338,638
Class A	0	200	549	749
Large Cap
Institutional Class	N/A	29,915	18,130	48,045
Class A	8,369	58,060	31,102	97,531
Legato
Investor Class	N/A	N/A	1,474	1,474
Institutional Class	N/A	N/A	9,179	9,179
Class A	11,715	22,913	13,320	47,948
Long/Short Credit Analysis
Investor Class	N/A	N/A	23,674	23,674
Institutional Class	N/A	N/A	6,256	6,256
International Fixed Income
Investor Class	N/A	3,497	9,773	13,270
Institutional Class	N/A	15,878	45,474	61,352
Class A	N/A	2,476	7,391	9,867
Class C	N/A	124	377	501

4. Distribution Plans and Shareholder Services Plans

The Funds have adopted Service and Distribution Plans Under Rule 12b-1 (each a “Plan” and collectively the “Plans”) which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to Class A shares and up to 0.75% of the Fund’s average daily net assets attributable to Class C shares. Prior to February 1, 2008, under the Plan for the Class A shares of the Long/Short Credit Analysis Fund, the Fund paid distribution fees on a monthly basis at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares.

In addition, the Funds have a shareholder services plan (the “Shareholder Services Plan”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0. 20% of the Fund’s average daily net assets attributable to Class A shares and up to 0.25% of the Fund’s average daily net assets attributable to Class C shares. Prior to May 1, 2008, the Investor Class shares of the Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, International Fixed Income

141	December 31, 2008

Notes to Financial Statements

Fund, and Real Estate Fund; the Class A shares of the International Small Companies Fund, Large Cap Fund, Legato Fund, Long/Short Credit Analysis Fund and International Fixed Income Fund; and the Institutional Class shares of the International Equity Fund, Large Cap Fund, Legato Fund and International Fixed Income Fund had a shareholder services plan that may have been used to pay shareholder servicing fees at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Investor Class shares or Class A shares. Prior to May 1, 2008, Institutional Class shares of the Emerging Markets Fund, International Small Companies Fund and International Fixed Income Fund did not pay shareholder service fees.

The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Fund’s transfer agent and dividend paying agent.

Brown Brothers Harriman & Co. (“BBH”) is the Funds’ custodian.

5. Trustees

The overall responsibility for oversight of the Funds rests with the Board of Trustees of the Trust. As of December 31, 2008, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). Effective September 1, 2008, the Funds pay each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone and $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. The interested Trustee receives no compensation from the Funds.

Prior to September 1, 2008, the Trust paid each Independent Trustee a retainer fee in the amount of $14,000 per year, $6,500 each per regular meeting for attendance in person, $4,000 each per regular meeting for attendance by telephone and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each received a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) received a special retainer fee in the amount of $3,000 per year. The interested Trustee received no compensation from the Trust.

6. Indemnifications

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be

December 31, 2008	142

Notes to Financial Statements

made against the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2008, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE

Emerging Markets Investor Class	National Financial Services, Corp.	20.11%
	Charles Schwab & Co., Inc.	19.48%
	Brown Brothers Harriman & Co.	7.17%

Emerging Markets Institutional Class	National Financial Services, Corp.	61.15%
	Ellard & Co.	15.06%

Emerging Markets Class A	Sutton Place Associates, LLC	99.95%

International Equity Investor Class	Wend & Co.	40.49%
	Charles Schwab & Co., Inc.	21.22%
	National Financial Services, Corp.	7.19%
	GWFS Equities, Inc.	7.13%

International Equity Institutional Class	ICMA-RC Services, LLC	48.01%
	Sutton Place Associates, LLC	30.03%
	Wells Fargo Bank NA	9.78%
	Charles Schwab & Co., Inc.	8.83%

International Small Companies Investor Class	Charles Schwab & Co., Inc.	49.28%
	National Financial Services, Corp.	17.91%

International Small Companies Institutional Class	Charles Schwab & Co., Inc.	34.28%
	National Financial Services, Corp.	20.15%
	State Street	11.65%
	SEI Private Trust Co.	7.44%

International Small Companies Class A	Sutton Place Associates, LLC	45.65%

Large Cap Institutional Class	National Financial Services, Corp.	96.28%

143	December 31, 2008

Notes to Financial Statements

FUND	NAME	PERCENTAGE

Large Cap Class A	Sutton Place Associates, LLC	91.98%

Banking and Finance Class C	Merrill Lynch Pierce Fenner & Smith	14.36%

Growth Institutional Class	Sutton Place Associates, LLC	97.66%

Growth Class A	JPMorgan Chase Bank	32.94%
	Salomon Smith Barney, Inc.	17.61%

Growth Class C	Merrill Lynch Pierce Fenner & Smith	6.93%

Legato Investor Class	Sutton Place Associates, LLC	98.96%

Legato Institutional Class	Sutton Place Associates, LLC	99.71%

Legato Class A	Sutton Place Associates, LLC	80.77%

Long/Short Credit Analysis Investor Class	Sutton Place Associates, LLC	72.12%
	Charles Schwab & Co., Inc.	27.80%

Long/Short Credit Analysis Institutional Class	Sutton Place Associates, LLC	95.94%

International Fixed Income Investor Class	Sutton Place Associates, LLC	77.03%

International Fixed Income Institutional Class	Pictet & Cie	99.91%

International Fixed Income Class A	Sutton Place Associates, LLC	97.48%

International Fixed Income Class C	Sutton Place Associates, LLC	100.00%

Real Estate Investor Class	Charles Schwab & Co., Inc.	55.62%
	Sutton Place Associates, LLC	15.66%
	National Financial Services, Corp.	14.73%

Real Estate Institutional Class	Sutton Place Associates, LLC	99.79%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

December 31, 2008	144

Notes to Financial Statements

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2008, excluding temporary short-term investments, were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Emerging Markets	$277,614,241	$208,294,633
International Equity	56,982,002	73,777,791
International Small Companies	633,969,371	660,145,615
Large Cap	15,990,919	14,559,741
Banking and Finance	52,278,169	62,462,655
Growth	151,248,334	166,078,505
Legato	2,211,190	2,456,859
Long/Short Credit Analysis	85,049,379	72,728,033
International Fixed Income	13,152,414	13,429,905
Real Estate	2,138,666	6,777,494

9. Tax Basis Information

Reclassifications: At December 31, 2008, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the tax treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Emerging Markets	$(1,537,915)	$(543,504)	$2,081,419
International Equity	—	61,605	(61,605)
International Small Companies	—	(353,108)	353,108
Growth	(1,376,532)	1,376,533	(1)
Legato	(15,029)	26,195	(11,166)
Long/Short Credit Analysis	(4,990)	167,355	(162,365)
International Fixed Income	(27,507)	(123,145)	150,652

Included in the amounts reclassified were net operating losses offset to Paid In-Capital.

FUND
Growth	$1,376,533
Legato	15,029

145	December 31, 2008

Notes to Financial Statements

Tax Basis of Investments: At December 31, 2008, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION / (DEPRECIATION)
Emerging Markets	$89,832,221	$5,422,759	$(29,468,187)	$(24,045,428)
International Equity	32,510,924	612,010	(10,000,693)	(9,388,683)
International Small Companies	593,228,750	28,692,113	(182,671,821)	(153,979,708)
Large Cap	15,270,302	521,851	(2,681,334)	(2,159,483)
Banking and Finance	74,396,276	8,028,312	(11,115,796)	(3,087,484)
Growth	113,217,420	10,682,304	(23,245,237)	(12,562,933)
Legato	6,212,930	520,598	(1,480,958)	(960,360)
Long/Short Credit Analysis	30,237,981	133,078	(3,792,457)	(3,659,379)
International Fixed Income	24,541,636	1,587,912	(2,969,100)	(1,381,188)
Real Estate	28,923,537	3,096,767	(8,748,152)	(5,651,385)

Post October Loss: Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Funds elected to defer capital losses and currency losses occurring between November 1, 2008 and December 31, 2008 as follows:

FUND	CAPITAL LOSS	F/X LOSS
Emerging Markets	$(12,165,532)	$(30,626)
International Equity	(15,603,669)	—
International Small Companies	(100,087,886)	(67,264)
Large Cap	(1,770,970)	—
Growth	(7,671,931)	—
Legato	(117,284)	—
Long/Short Credit Analysis	(61,732)	—
International Fixed Income	(46,950)	(152,218)

Capital Loss Carryforwards: At December 31, 2008 the following Funds had available for Federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2009		2015	2016
Emerging Markets	$(2,015,691	)(a)	—	$(28,419,454)
International Equity	—		—	(11,897,887)
International Small Companies	—		—	(102,744,499)
Large Cap	—		$(46,757)	(896,852)
Banking and Finance	—		—	(2,636,655)
Growth	—			(12,382,608)
Long/Short Credit Analysis	—		(1,322,823)	(2,456,907)
International Fixed Income	—		—	(291,414)
Real Estate	—		—	(443,801)

(a) Subject to limitations under §382.

December 31, 2008	146

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2008 the following components of accumulated earnings on a tax basis were as follows:

	EMERGING MARKETS FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL SMALL COMPANIES FUND
Post-October losses	$(12,196,158)	$(15,603,669)	$(100,155,150)
Accumulated capital loss Carryforwards	(30,435,145)	(11,897,887)	(102,744,499)
Undistributed ordinary income	1,138,484	1,183,146	171,220
Net unrealized appreciation/ (depreciation) of F/X	(1,504)	(2,568)	(11,029)
Net unrealized depreciation on investments	(24,045,428)	(9,388,683)	(153,979,708)
Other cumulative effect of timing differences	—	(21,367)	(4,718)

Total distributable earnings	$(65,539,751)	$(35,731,028)	$(356,723,884)

	LARGE CAP FUND	BANKING AND FINANCE FUND	GROWTH FUND
Post-October losses	$(1,770,970)	—	$(7,671,931)
Accumulated capital loss Carryforwards	(943,609)	$(2,636,655)	(12,382,608)
Undistributed ordinary income	4,728	55,503	—
Net unrealized depreciation on investments	(2,159,483)	(3,087,484)	(12,562,933)

Total distributable earnings	$(4,869,334)	$(5,668,636)	$(32,617,472)

	LEGATO FUND	LONG/SHORT CREDIT ANALYSIS FUND	INTERNATIONAL FIXED INCOME FUND	REAL ESTATE FUND
Post-October losses	$(117,284)	$(61,732)	$(199,168)	—
Accumulated capital loss Carryforwards	—	(3,779,730)	(291,414)	$(443,801)
Undistributed ordinary income	—	—	12,971	—
Undistributed long-term gain	17,891	—	—	—
Net unrealized appreciation/ (depreciation) of F/X	—	—	(18,519)	—
Net unrealized appreciation of short sales	—	620,675	—	—
Net unrealized depreciation on investments	(960,360)	(3,659,379)	(1,381,188)	(5,651,385)
Other cumulative effect of timing differences	—	—	(8,520)	73,459

Total distributable earnings	$(1,059,753)	$(6,880,166)	$(1,885,838)	$(6,021,727)

147	December 31, 2008

Notes to Financial Statements

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid were as follows:

FUND	2008 ORDINARY INCOME TOTAL	2008 LONG-TERM CAPITAL TOTAL	2008 RETURN OF CAPITAL TOTAL
Emerging Markets	$866,132	$1,373,140	—
International Equity	1,177,165	273,541	—
International Small Companies	7,588,429	—	—
Large Cap	98,767	—	—
Banking and Finance	65,001	—	—
Growth	—	494,011	—
Legato	—	150,000	—
Long/Short Credit Analysis	1,262,568	—	—
International Fixed Income	1,131,895	—	—
Real Estate	634,325	273,123	$50,244

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. New Accounting Standards

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Forward Funds is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

December 31, 2008	148

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and of cashflows and the financial highlights present fairly, in all material respects, the financial position of the Forward Emerging Markets Fund (formerly known as Forward Global Emerging Markets Fund), Forward International Equity Fund, Forward International Small Companies Fund, Forward Large Cap Equity Fund, Forward Banking and Finance Fund (formerly known as Forward Emerald Banking and Finance Fund), Forward Growth Fund (formerly known as Forward Emerald Growth Fund), Forward Legato Fund, Forward Long/Short Credit Analysis Fund, Forward International Fixed Income Fund and Forward Real Estate Fund (known as Forward Progressive Real Estate Fund at December 31, 2008) (the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the periods then ended, the cashflows for the year then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 23, 2009

149	December 31, 2008

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Emerging Markets Fund, International Equity Fund, Growth Fund, Legato Fund and Real Estate Fund designate $1,373,140, $273,541, $494,011, $150,000 and $273,123, respectively, as long-term capital gain dividends.

The International Equity Fund, International Small Companies Fund, Large Cap Fund, Banking and Finance Fund, Long/Short Credit Analysis Fund and Real Estate Fund designate 100.00%, 92.87%, 100.00%, 100.00%, 1.77% and 10.50%, respectively, of the income dividends distributed between January 1, 2008 and December 31, 2008, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Large Cap Fund, Banking and Finance Fund, Long/Short Credit Analysis Fund and Real Estate Fund designate 100.00%, 100.00%, 2.00% and 10.50%, respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the International Equity Fund, International Small Companies Fund and International Fixed Income Fund designate $203,002, $1,119,807 and $5,251, respectively, as foreign taxes paid, and $2,448,991, $16,402,432 and $1,273,370, respectively, as foreign source income earned between January 1, 2008 and December 31, 2008.

During the year ended December 31, 2008, 77.69% of the dividend paid by the Long/Short Credit Analysis Fund from net investment income should be treated as tax-exempt dividends.

December 31, 2008	150

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreements and sub-advisory agreements for management of the Funds.

At an in-person meeting of the Board held on September 16, 2008, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”) approved the renewal of the Amended and Restated Investment Management Agreement between Forward Management and the Trust on behalf of the Emerging Markets Fund, International Equity Fund, International Fixed Income Fund, International Small Companies Fund, Large Cap Fund, Legato Fund, Long/Short Credit Analysis Fund, Real Estate Fund, Banking and Finance Fund and Growth Fund (the “Advisory Agreement”).

In addition at the September 16, 2008 meeting, the Board, including a majority of Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreement(s)”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

SUB-ADVISOR	FUND
Pictet Asset Management Limited	International Small Companies Fund Emerging Markets Fund
Pictet Asset Management SA	International Fixed Income Fund
Forward Uniplan Advisors, Inc.	Real Estate Fund
Netols Asset Management Inc.	Legato Fund
Conestoga Capital Advisors, LLC	Legato Fund
Riverbridge Partners, LLC	Legato Fund
Emerald Mutual Fund Advisers Trust	Growth Fund Banking and Finance Fund
Piedmont Investment Advisers, LLC	Large Cap Fund
Cedar Ridge Partners, LLC	Long/Short Credit Analysis Fund

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Trustees to evaluate the terms of the Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of each Agreement, the Board also reviewed supplementary information, including comparative industry data, with regard to investment performance, advisory fees and expenses, financial and profitability information regarding Forward Management and each Sub-Advisor, and information about the personnel providing investment management and administrative services to the Funds. In addition, during the course of each year, the Trustees receive a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

151	December 31, 2008

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Discussed below are the factors the Board considered in approving the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for the International Equity Fund, which Forward Management directly manages without employing a sub-advisor. In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) where applicable, the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management

December 31, 2008	152

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds.

Sub-Advisory Agreements. The Board considered the benefits to shareholders of retaining or continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided or expected to be provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. In this connection, the Board has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including frequent presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under the respective Sub-Advisory Agreement.

Investment Performance

Existing Funds

The Board considered information about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each existing Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisors, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund. The Board also noted the need for each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Trustees noted that as a general matter the Funds had periods of both underperformance and outperformance compared to their respective benchmarks and peer groups over time. Specifically, the Board noted:

•	The Legato Fund outperformed its peer group median during the one- and three-year periods ended June 30, 2008;

•

The International Equity Fund underperformed its peer group median during the one-, year period ended June 30, 2008, and outperformed its peer group median in the three- and five-year periods ended June 30, 2008;

153	December 31, 2008

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

•	The International Small Companies Fund underperformed its peer group during the one-, three- and five-year periods, ended June 30, 2008;

•

The Emerging Markets Fund outperformed its peer group median for the one- and five-year periods ended June 30, 2008, but underperformed its peer group median for the three-year period ended June 30, 2008;

•

The Real Estate Fund underperformed its peer group median during the three- and five-year periods ended June 30, 2008, but outperformed its peer group median during the one-year period ended June 30, 2008;

•

The Growth Fund underperformed its peer group median during the one- and five-year periods ended June 30, 2008, but performed comparably to its peer group median during the three-year period ended June 30, 2008;

•	The Banking and Finance Fund underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2008;

•	The Large Cap Fund outperformed its peer group for the one-year period ended June 30, 2008; and

•	The Long/Short Credit Analysis Fund underperformed its peer group median for the one-year period ended June 30, 2008.

The Board noted that the International Fixed Income Fund has not been ranked by Morningstar as of June 30, 2008. The Board considered that the number of Funds underperforming their benchmark was relatively small, and that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board noted that Forward Management assumed day-to-day investment management responsibility for the International Equity Fund on December 1, 2008.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement. The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed a strong balance sheet with an operating loss for more recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating

December 31, 2008	154

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace Sub-Advisors when necessary.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund meaningfully compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the Funds, and that Forward Management does not currently manage a significant amount of investment accounts other than the Funds, and so it is not possible to compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board also noted that Forward Management is responsible for compensation of the Funds’ Sub-Advisors and that overall expense ratios of some of the Funds are currently limited by Forward Management pursuant to contractual expense limitation agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements. With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the advisory fees charged by the Sub-Advisors to their other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that all sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and each Sub-Advisor.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or had multiple business lines, and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Fund was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size but recognized that the existing Funds currently have relatively smaller asset levels, and that Forward Management has typically subsidized Funds at smaller asset levels. The Board noted that the Advisory Agreement for most of the Funds reflect breakpoints in the advisory fees as the assets grow. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information

155	December 31, 2008

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of management fees payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board considered any benefits to be derived by each Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from the Advisor and each Sub-Advisor regarding its soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Trust. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and each Sub-Advisory Agreement is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

December 31, 2008	156

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800)999-6809.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 61	Chairman	Since 1998+	Owner of Haig G. Mardikian
Enterprises, a real estate investment
business (1971 to present); General
Partner of M&B Development, a real
estate investment business (1982 to
present); General Partner of
George M. Mardikian Enterprises, a
real estate investment business
(1983 to 2002); President and
Director of Adiuvana-Invest, Inc., a
real estate investment business
(1983 to present); Vice Chairman
and Trustee of the William Saroyan
Foundation (1992 to present).
Mr. Mardikian served as Managing
Director of the United Broadcasting
Company, radio broadcasting (1983
to 2001) and Chairman and Director
of SIFE Trust Fund (1978 to 2002).
Trustee of the International House
of UC Berkeley (term: 2001 to 2007);
Director of the Downtown
Association of San Francisco (1982 to
2006); Director of the Market Street
Association (1982 to 2006); Trustee
of Trinity College (1998 to 2006);
Trustee of the Herbert Hoover
Presidential Library (1997 to
present); Trustee of the Herbert
Hoover Foundation (2002 to
present); Trustee of the Advisor
California Civil Liberties Public
Education Fund (1997 to 2006)
Director of The Walnut Management
			Co (2008 to present).	31	None

157	December 31, 2008

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Donald O’Connor Age: 72	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	31	Trustee of the Advisors Series Trust (15) (1997 to present).

DeWitt F. Bowman Age: 78	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment
Consulting, a consulting company
(1994 to present); Interim Treasurer
and Vice President for Investments,
Regents of the University of California
(2000 to 2001); Treasurer of Pacific
Pension Institute, a non-profit
education organization (1994 to 2002);
Treasurer of Edgewood Center for
Children and Families, a non-profit
care center (1994 to 2004); Director,
Episcopal Diocese of California, a non-
profit religious organization (1964 to
present); Director RREEF America
Fund, a real estate investment trust
(1994 to 2006); Trustee of the Pacific
Gas and Electric Nuclear
Decommissioning Trust Fund, a
nuclear decommissioning trust (1994
to present).	31	Trustee,
Brandes
Institutional
International
Fund (May
1995 to
present);
Trustee,
RREEF
America III
(December
2002 to
present);
Trustee,
Sycuan
Funds
(September
2003 to
present);
Trustee,
Brandes Sep
Mun Acct
Reserve
Trust
(February
2005 to
present);
Trustee, PCG
Private
Equity Fund,
(March 1994
					to present).

December 31, 2008	158	See Notes to Financial Statements

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 46	President, Trustee	Since 2001+	Chief Executive Officer of Forward
Management, LLC, an investment
advisor (2001 to present); Chief
Executive Officer and Director,
ReFlow Management Co., LLC, an
investment services company
(2001 to present); Chief Executive
Officer and Director, ReFlow
Fund, an investment services
company (2002 to present); Chief
Executive Officer, Sutton Place
Management, an investment
management company (2001 to
present); Chief Executive Officer,
Sutton Place Associates, LLC, an
investment services company,
(2001 to present); Chief Executive
Officer, FISCOP, LLC, (2001 to
present); Chief Executive Officer,
Broderick Management, LLC, an
investment management company
(2001 to present); Senior Vice
President, Director of Business
Delivery, Morgan Stanley Online,
a financial services company (1999
to 2001); Executive Vice President
and Treasurer, Webster
Investment Management Co., LLC
(1998 to 1999); Vice President,
Regional Director, Investment
Consulting Services, Morgan
Stanley, Dean Witter, Discover &
Co., a financial services company
(1992 to 1998); Vice President of
the Board of Trustees of
Centerpoint, a public health and
welfare organization (1997 to
present); Advisory Board Member,
Finaplex, a software company
(2002 to present); Advisory Board
of SunGard Expert Solutions
			(1998 to present).	31	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

159	December 31, 2008

Additional Company Information (Unaudited)

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street 11th Floor San Francisco, CA 94104 Age: 59	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street 11th Floor San Francisco, CA 94104 Age: 61	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street 11th Floor San Francisco, CA 94104 Age: 60	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

December 31, 2008	160	See Notes to Financial Statements

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardfunds.com

Emerging Markets

Forward Emerging Markets Fund

International

Forward International Equity Fund

Forward International Small Companies Fund

Core

Forward Large Cap Equity Fund

Small Cap

Forward Banking and Finance Fund

Forward Growth Fund

Forward Small Cap Equity Fund

Forward Mini-Cap Fund

Forward Legato Fund

Alternative Strategies

Forward Long/Short Credit Analysis Fund

Forward International Fixed Income Fund

Forward Real Estate Fund

Printed on recycled paper using soy-based inks.

Reflow Liquidity

FWD001865 030110

Annual Report

Forward Small Cap Equity Fund

December 31, 2008

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2008

1

Shareholder Update	December 31, 2008

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

I write this letter in the aftermath of one of the most difficult years investors have faced in our lifetime. As I look for answers in a maelstrom of market turmoil, one word continues to surface in my thoughts —transparency. Webster’s Dictionary defines transparent as being free from pretense or deceit, as well as characterized by visibility or accessibility of information, especially concerning business practices. At Forward, transparency is one of our core values, and we strive to be open and transparent in all of our dealings with shareholders.

Some have likened the impact of these cataclysmic failures to that of an asteroid hitting Wall Street. Like the asteroid that devastated the Yucatan peninsula 65 million years ago, this most recent impact will cause an extinction of those denizens unable to adapt to the changed environment. However, new species will adapt and eventually flourish. Clearly one of the ways that firms must adapt is to become more open, accessible and transparent with investors. Investors must have an informed view of the risks and exposures they face when participating in the capital markets.

After a year where stocks went down, bonds went down, commodities went down, hedge funds lost money and certain imprudent money market funds faced failure, it may be tempting to conclude that there is little benefit in diversification. At Forward, we wholeheartedly disagree. While panics do tend to cause mass sell-offs across the various capital markets, when the dust settles, local markets and different asset classes typically return to their own unique rhythms and cycles. Past experience has shown that diversifying across various return patterns and rebalancing assets to an identified level of tolerable risk benefits investors. Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon, and we believe such an evaluation is best undertaken with a financial advisor or an investment professional.

As we remain focused on looking forward, 2008 also has been a year of growth for Forward Funds. In September, we added the Accessor Funds to the Forward Funds family. We now offer investors 31 mutual funds in no-load and load share classes, and we will continue to develop unique offerings in new and emerging asset classes that may contribute to an investor’s overall return and dampen volatility of their investment portfolio.

In fact, we have already launched the Accessor Frontier Markets Fund. This nascent area of the investment landscape is reminiscent of the emerging markets twenty years ago, and we are encouraged by the compelling growth rates of the frontier economies and their historically uncorrelated returns to other assets classes.

December 31, 2008	2

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2008, and thank you for the continued confidence that you place in our Funds.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward Management, LLC

You should consider the investment objectives, risks, charges and expenses of the Accessor Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 882-9612 or by downloading one from www.accessor.com. It should be read carefully before investing.

You should consider the investment objectives, risks, charges and expenses of the Forward Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 999-6809 or by downloading one from www.forwardfunds.com. It should be read carefully before investing.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investing in foreign securities, especially emerging markets will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

J. Alan Reid, Jr. is a registered representative of ALPS Distributors, Inc.

Accessor Funds are distributed by SEI Investments Distribution Co., which is not affiliated with Forward Management, LLC.

Forward Funds are distributed by ALPS Distributors, Inc.

3	December 31, 2008

Forward Small Cap Equity Fund

During the fourth quarter of 2008, the S&P 500 Index declined 21.9%, and the Dow Jones Industrial Average declined 18.4%, while the Russell 2000 Index declined 26.1%. For the year ended December 31, 2008, the S&P 500 declined 37.0%, while the Dow Jones Industrial Average declined 31.9% and the Russell 2000 declined 33.8%.

For the year, the Fund’s Investor Class shares returned -39.02% and its benchmark, the Russell 2000 Index, returned -33.79%.

In the last months of the year, we continued to reposition the portfolio to less cyclical exposure, in favor of companies where growth can persist in either a strong or weak economy. We continued to lower our Financial and Producer Durables weightings, while adding to the Materials and Processing and Utilities sectors. We seek growth companies, not “defensive” names in these less cyclical industries and sectors, as well as special situations. Successful themes for the full year of 2008 included education, domestic security, aerospace and defense suppliers, energy, health care cost containment, energy infrastructure, suppliers to the telecom industry and consumer turnaround companies. We remain focused on company-specific stocks with accelerating growth catalysts, strong management teams, improving margins and companies whose dividends increase in line with earnings.

As was true during the third quarter and continuing its impact in the fourth quarter, when the Russell exchange-traded funds (Lefts) have sizeable in-flows on up days, active managers tend to perform poorly versus the Index due to their underweighting in lower-quality, illiquid companies; short coverings in these same stocks present another challenge, as does random selling by hedge funds going out of business. We avoid investing in such companies with poor balance sheets, risky futures and small market caps in favor of higher quality, more liquid, niche and market-leading companies with strong return on equity and without a need for external financing. These strong companies have historically assumed leadership one or two quarters into recovery.

In Autos and Transportation, we believe our leading truckers and other companies will benefit as weaker, more leveraged “mom and pops” or smaller companies are forced out of business. We repositioned our Consumer Discretionary weighting, emphasizing business services, dollar stores and auto repair. We maintained our positions in well-financed value restaurants, as consumers are continuing to trade down to quick-serve restaurants. In the Consumer Staples sector, we maintained our weighting during the final quarter of 2008.

We have lowered our weighting in the Financial Services sector. Significant turmoil in the credit markets made this sector very volatile in the last half of 2008. We did maintain our holdings in our more conservative banks and REITs which are not in need of capital. We continue to take a diversified approach in Financials, with some stable dividend generators as well as capital markets companies that will outperform in a market recovery.

We decreased our Health Care weighting during the last quarter. Although healthcare is traditionally considered to be recession resistant, the uncertainty surrounding the new administration priorities of health care and the negative impact of a rising dollar is hampering healthcare performance.

Our strongest performing sector against the benchmark index for the quarter was Materials and Processing. Our weighting increased through the addition of companies providing infrastructure services which will benefit from the proposed government spending program and strong stock performance. In

December 31, 2008	4

Forward Small Cap Equity Fund

Materials and Industrials, we are more diversified than usual, at times preferring a basket of two or three stocks rather than one, in order to deflect specific risk and in acknowledgement of uncertainty of the exact direction and beneficiaries of the infrastructure stimulus plan or other specific markets. Dividend yields are high, with low payout ratios in some of the well-established companies.

We maintained an overweight position in the Energy sector. Our investments have strong balance sheets, are in prolific gas plays and should benefit from consolidation of the industry. Over the years, we have found the time to invest in Energy stocks, particularly the well-funded gas producers when oil and gas prices are at their lows. While demand is weak, we expect consolidation of the industry will benefit strongly financed and well-positioned gas producers, and the beneficiaries of any clean energy program.

In the Technology sector, we continue to seek special situations with niche dominance that generates solid earnings growth, while avoiding secondary suppliers. We increased our weighting in Utilities during the quarter and we will continue to seek companies in the Utilities sector which we believe have specific advantages to enhance earnings.

In the midst of unprecedented uncertainty, our investment posture seeks stability consistent with investment opportunity. While underweight Financial Services, our fairly neutral sector positioning allows us to take advantage of a very rotational market. The volatility allows us to opportunistically purchase stocks of niche leading small cap companies within each industry or sector, as measured by market position, return on equity and capital, balance sheet strength and internally generated growth prospects. We are adopting a barbell approach of buying higher-growth companies at discounted multiples compared to their usually stratospheric valuations which we expect to recover rapidly in a market rebound, and also slower-growth companies with consistent earnings and unusually high dividend yields in the 3–4% range with low pay-out ratios and historical dividend growth.

Our investment strategy has always been to avoid companies with assets or liabilities we do not understand, questionable accounting, legal exposure or other imponderable risks and to sell stocks quickly if fundamentals deteriorate. While highly shorted stocks may create upward volatility in the short run, we believe that now is the time to invest in high-quality companies at reduced valuations which we believe will outperform over the next year.

We eschew riskier stocks (bad balance sheets, high multiples) to find “Baby Blue Chips,” self-funding growth companies with strong balance sheets, net cash positions, experienced management and business models which provide operating leverage and cash flow often 1.5 to 2 times earnings and in excess of capital expenditures. Excess free cash flow will benefit shareholders in the form of “pent up” growth (if the company has temporarily slowed down growth), increasing dividends or profitable acquisitions as industries consolidate. Thus, we believe we can find investments which have defensive characteristics as well as potential for strong recovery. As a reminder, current or future portfolio holdings are subject to risk.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses, or taxes.

The S&P 500 Index is a capitalization-weighted index of 500 stocks traded on the NYSE, AMEX and OTC exchanges, and is comprised of industrial, financial, transportation and utility companies.

5	December 31, 2008

Forward Small Cap Equity Fund

The Dow Jones Industrial Average (DIJA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the U.S. stock market since October 1, 1928.

It is not possible to invest directly in an index.

Exchange-traded funds (ETFs) are index-based products that allow investors to buy or sell shares of entire portfolios of stock in a single security. It is a type of investment vehicle whose objective is to achieve the same return as a particular market, and is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index.

Valuation is the process of determining the value of an asset or company.

Return on Equity (ROE) is a measure of a corporation’s profitability that reveals how much profit a company generates with the money shareholders have invested.

Baby Blue Chips are nationally recognized, well-established and financially sound small companies. Blue chips generally sell high-quality, widely accepted products and services and they’re known to weather downturns and operate profitably in the face of adverse economic conditions, which helps to contribute to their long record of stable and reliable growth. The name “blue chip” came about because in the game of poker the blue chips have the highest value.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Asset allocation does not protect against risk or assure profit. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

December 31, 2008	6

Forward Small Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

7	December 31, 2008

Forward Small Cap Equity Fund

Forward Small Cap Equity Fund(d)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008
Investor Class	-39.02%	-0.74%	3.50%	4.74%	10/01/98

Institutional Class	-38.78%	-0.38%	N/A	2.18%	06/06/02

Class A (load adjusted)(a)	-42.48%	N/A	N/A	-5.96%	05/02/05

Class A (without load)(b)	-38.99%	N/A	N/A	-4.42%	05/02/05

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2008	8

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund Form N-Q was filed for the quarters ended March 31, 2008 and September 30, 2008. The Fund Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2008 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

9	December 31, 2008

Forward Small Cap Equity Fund(a)

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2008

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/08	ENDING ACCOUNT VALUE 12/31/08	EXPENSE RATIO(b)	EXPENSES PAID DURING PERIOD(c) 07/01/08-12/31/08

FORWARD SMALL CAP EQUITY FUND(a)
Investor Class
Actual	$1,000.00	$651.10	1.61%	$6.68

Hypothetical	$1,000.00	$1,017.04	1.61%	$8.16
Institutional Class
Actual	$1,000.00	$652.10	1.26%	$5.23

Hypothetical	$1,000.00	$1,018.79	1.26%	$6.39
Class A
Actual	$1,000.00	$651.00	1.61%	$6.68

Hypothetical	$1,000.00	$1,017.06	1.61%	$8.15

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(c) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

December 31, 2008	10

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund(a)

Shares		Value (Note 2)

COMMON STOCKS: 97.71%
Auto & Transportation: 5.28%

62,400	Alaska Air Group, Inc.(b)	$1,825,200

42,200	Allegiant Travel Co.(b)	2,049,654

116,200	Landstar System, Inc.	4,465,566

127,100	Old Dominion Freight Line, Inc.(b)	3,617,266

80,300	Tidewater, Inc.	3,233,681

81,200	Wabtec Corp.	3,227,700

		18,419,067

Consumer Discretionary: 24.20%

309,800	99 Cents Only Stores(b)	3,386,114

79,200	Advance Auto Parts, Inc.	2,665,080

41,100	BJ’s Wholesale Club, Inc.(b)	1,408,086

118,300	The Buckle, Inc.	2,581,306

179,900	Carter’s, Inc.(b)	3,464,874

41,400	Chipotle Mexican Grill, Inc., Class A(b)	2,565,972

262,100	Corinthian Colleges, Inc.(b)	4,290,577

206,500	Corrections Corp. of America(b)	3,378,340

26,600	Deckers Outdoor Corp.(b)	2,124,542

82,100	DeVry, Inc.	4,713,361

85,800	Dollar Tree, Inc.(b)	3,586,440

195,900	The GEO Group, Inc.(b)	3,532,077

114,800	Guess ?, Inc.	1,762,180

61,700	The Gymboree Corp.(b)	1,609,753

166,200	Hibbett Sports, Inc.(b)	2,611,002

40,700	ITT Educational Services, Inc.(b)	3,865,686

134,400	J. Crew Group, Inc.(b)	1,639,680

102,500	Jack in the Box, Inc.(b)	2,264,225

141,300	Jos. A. Bank Clothiers, Inc.(b)	3,694,995

234,100	Lululemon Athletica, Inc.(b)	1,856,413

79,800	MSC Industrial Direct Co., Inc., Class A	2,939,034

236,700	Navigant Consulting, Inc.(b)	3,756,429

57,800	Panera Bread Co., Class A(b)	3,019,472

123,100	Ritchie Bros. Auctioneers, Inc.	2,636,802

199,500	Tetra Tech, Inc.(b)	4,817,925

63,200	Tractor Supply Co.(b)	2,284,048

66,500	Under Armour, Inc., Class A(b)	1,585,360

Shares		Value (Note 2)

92,900	Waste Connections, Inc.(b)	$2,932,853

127,400	WMS Industries, Inc.(b)	3,427,060

		84,399,686

Consumer Staples: 6.74%

85,300	The Hain Celestial Group, Inc.(b)	1,628,377

56,400	Hansen Natural Corp.(b)	1,891,092

196,200	Lance, Inc.	4,500,828

38,300	Nash Finch Co.	1,719,287

173,500	Peet’s Coffee & Tea, Inc.(b)	4,033,875

76,900	Sensient Technologies Corp.	1,836,372

156,300	Spartan Stores, Inc.	3,633,975

240,800	United Natural Foods, Inc.(b)	4,291,056

		23,534,862

Energy: 6.24%

85,100	Bill Barrett Corp.(b)	1,798,163

106,600	Cabot Oil & Gas Corp.	2,771,600

46,100	CARBO Ceramics, Inc.	1,637,933

98,500	Carrizo Oil & Gas, Inc.(b)	1,585,850

79,800	Comstock Resources, Inc.(b)	3,770,550

106,700	Concho Resources, Inc.(b)	2,434,894

247,700	EXCO Resources, Inc.(b)	2,244,162

93,100	Goodrich Petroleum Corp.(b)	2,788,345

138,700	Newfield Exploration Co.(b)	2,739,325

		21,770,822

Financial Services: 17.69%

105,500	Advent Software, Inc.(b)	2,106,835

144,000	Corporate Office Properties Trust	4,420,800

111,100	Digital Realty Trust, Inc.	3,649,635

26,900	Essex Property Trust, Inc.	2,064,575

93,300	FactSet Research Systems, Inc.	4,127,592

94,600	Financial Federal Corp.	2,201,342

306,900	First Niagara Financial Group, Inc.	4,962,573

140,600	Glacier Bancorp, Inc.	2,674,212

84,800	Hancock Holding Co.	3,855,008

60,300	Huron Consulting Group, Inc.(b)	3,453,381

See Notes to Financial Statements	11	December 31, 2008

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund(a)

Shares		Value (Note 2)
Financial Services (continued): 17.69%

188,800	Investment Technology Group, Inc.(b)	$4,289,536

186,000	KBW, Inc.(b)	4,278,000

251,300	Knight Capital Group, Inc., Class A(b)	4,058,495

185,100	optionsXpress Holdings, Inc.	2,472,936

120,400	PrivateBancorp, Inc.	3,908,184

61,200	Prosperity Bancshares, Inc.	1,810,908

131,300	Signature Bank(b)	3,766,997

79,500	Stifel Financial Corp.(b)	3,645,075

		61,746,084

Health Care: 7.28%

89,400	Amedisys, Inc.(b)	3,695,796

177,400	AMERIGROUP Corp.(b)	5,236,848

45,600	Gen-Probe, Inc.(b)	1,953,504

31,700	Haemonetics Corp.(b)	1,791,050

240,651	Healthcare Services Group, Inc.	3,833,570

119,700	HMS Holdings Corp.(b)	3,772,944

52,100	ICU Medical, Inc.(b)	1,726,594

86,400	Magellan Health Services, Inc.(b)	3,383,424

		25,393,730

Materials & Processing: 10.24%

115,300	Aecom Technology Corp.(b)	3,543,169

37,300	Ameron International Corp.	2,346,916

82,900	Bemis Co., Inc.	1,963,072

38,900	Clean Harbors, Inc.(b)	2,467,816

124,600	Cliffs Natural Resources, Inc.	3,191,006

74,400	Granite Construction, Inc.	3,268,392

19,000	Greif, Inc., Class A	635,170

51,000	The Lubrizol Corp.	1,855,890

244,900	McDermott International, Inc.(b)	2,419,612

106,800	Perini Corp.(b)	2,496,984

66,800	Texas Industries, Inc.	2,304,600

94,800	URS Corp.(b)	3,864,996

70,300	Valmont Industries, Inc.	4,313,608

58,900	The Valspar Corp.	1,065,501

		35,736,732

Shares		Value (Note 2)
Producer Durables: 5.63%

190,400	American Ecology Corp.	$3,851,792

78,200	AMETEK, Inc.	2,362,422

31,900	Esterline Technologies Corp.(b)	1,208,691

58,900	Gardner Denver, Inc.(b)	1,374,726

43,100	Graco, Inc.	1,022,763

46,800	Harsco Corp.	1,295,424

26,000	Itron, Inc.(b)	1,657,240

142,100	Powell Industries, Inc.(b)	4,123,742

119,100	Woodward Governor Co.	2,741,682

		19,638,482

Technology: 9.89%

69,400	ANSYS, Inc.(b)	1,935,566

62,700	CACI International, Inc., Class A(b)	2,827,143

108,100	Digital River, Inc.(b)	2,680,880

148,500	F5 Networks, Inc.(b)	3,394,710

90,200	GeoEye, Inc.(b)	1,734,546

218,700	Interwoven, Inc.(b)	2,755,620

224,100	j2 Global Communications, Inc.(b)	4,490,964

36,700	ManTech International Corp., Class A(b)	1,988,773

111,100	Salesforce.com, Inc.(b)	3,556,311

170,600	SRA International, Inc., Class A(b)	2,942,850

149,700	Viasat, Inc.(b)	3,604,776

174,500	Websense, Inc.(b)	2,612,265

		34,524,404

Utilities: 4.52%

136,300	Aqua America, Inc.	2,806,417

101,900	Atmos Energy Corp.	2,415,030

81,600	New Jersey Resources Corp.	3,210,960

60,400	Northwest Natural Gas Co.	2,671,492

28,200	Piedmont Natural Gas Co., Inc.	893,094

29,900	South Jersey Industries, Inc.	1,191,515

103,800	Vectren Corp.	2,596,038

		15,784,546

	Total Common Stocks (Cost $331,338,482)	340,948,415

December 31, 2008	12	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund(a)

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 0.06%
$222,582	CitiBank — Nassau 0.060%, due 01/02/09	$222,582

	Total Short -Term Bank Debt Instruments (Cost $222,582)	222,582

	Total Investments: 97.77% (Cost $331,561,064)	341,170,997

	Net Other Assets and Liabilities: 2.23%	7,782,101

	Net Assets: 100.00%	$348,953,098

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	13	December 31, 2008

Statement of Assets and Liabilities

FORWARD SMALL CAP EQUITY FUND(a)
ASSETS:
Investments, at value	$341,170,997
Receivable for investments sold	13,208,195
Receivable for shares sold	855,473
Interest and dividends receivable	212,999
Other assets	30,418

Total Assets	355,478,082

LIABILITIES:
Payable for investments purchased	5,030,399
Payable for shares redeemed	851,253
Payable to advisor	302,485
Payable for distribution and service fees	59,382
Payable to trustees	10,108
Payable for chief compliance officer fee	2,800
Payable to ReFlow (Note 2)	91
Accrued expenses and other liabilities	268,466

Total Liabilities	6,524,984

NET ASSETS	$348,953,098

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$508,428,547
Accumulated net realized loss on investments	(169,085,382)
Net unrealized appreciation on investments	9,609,933

TOTAL NET ASSETS	$348,953,098

INVESTMENTS, AT COST	$331,561,064
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.98
Net Assets	$202,874,120
Shares of beneficial interest outstanding	16,937,514
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.37
Net Assets	$141,441,966
Shares of beneficial interest outstanding	11,437,362
Class A:
Net Asset Value, offering and redemption price per share	$12.01
Net Assets	$4,637,012
Shares of beneficial interest outstanding	386,100
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$12.74

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

December 31, 2008	14	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2008

FORWARD SMALL CAP EQUITY FUND(a)
INVESTMENT INCOME:
Interest	$299,100
Dividends	4,279,918
Securities lending income	526,835

Total Investment Income	5,105,853

EXPENSES:
Investment advisory fee	5,111,615
Administrative fee	313,695
Custodian fee	42,635
Legal and audit fee	130,231
Transfer agent fee	354,040
Trustees' fees and expenses	33,970
Registration/filing fees	42,157
Reports to shareholder and printing fees	208,255
Distribution and service fees
Investor Class	1,077,475
Class A	29,402
ReFlow fees (Note 2)	2,227
Chief compliance officer fee	38,818
Other	55,563

Total expenses	7,440,083

NET INVESTMENT LOSS:	(2,334,230)

Net realized loss on investments	(159,629,883)
Net change in unrealized depreciation on investments	(64,887,240)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(224,517,123)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(226,851,353)

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

See Notes to Financial Statements	15	December 31, 2008

Statement of Changes in Net Assets

	FORWARD SMALL CAP EQUITY FUND(a)
	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
Net investment loss	$(2,334,230)	$(5,580,867)
Net realized gain/(loss) on investments	(159,629,883)	36,156,985
Net change in unrealized appreciation/(depreciation) on investments	(64,887,240)	8,581,379

Net increase/(decrease) in net assets resulting from operations	(226,851,353)	39,157,497

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(658,693)	—
Institutional Class	(445,669)	—
Class A	(14,937)	—
From net realized gains on investments
Investor Class	—	(41,501,537)
Institutional Class	—	(18,296,457)
Class A	—	(1,261,289)

Total distributions	(1,119,299)	(61,059,283)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	95,030,108	116,604,915
Issued to shareholders in reinvestment of distributions	577,403	36,800,098
Cost of shares redeemed	(139,931,255)	(160,796,369)

Net decrease from share transactions	(44,323,744)	(7,391,356)

Institutional Class
Proceeds from sale of shares	113,576,735	51,864,339
Issued to shareholders in reinvestment of distributions	440,730	18,227,210
Cost of shares redeemed	(65,974,983)	(23,196,231)

Net increase from share transactions	48,042,482	46,895,318

Class A
Proceeds from sale of shares	4,225,380	554,634
Issued to shareholders in reinvestment of distributions	9,119	157,985
Cost of shares redeemed	(7,154,591)	(4,132,740)

Net decrease from share transactions	(2,920,092)	(3,420,121)

Net increase/(decrease) in net assets	$(227,172,006)	$14,182,055

NET ASSETS:
Beginning of period	576,125,104	561,943,049

End of period (including accumulated net investment income of $0 and $125,681, respectively)	$348,953,098	$576,125,104

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	5,911,298	5,348,025
Distributions reinvested	49,435	1,842,776
Redeemed	(8,631,923)	(7,504,797)

Net decrease in shares outstanding	(2,671,190)	(313,996)

Institutional Class
Sold	7,017,362	2,312,521
Distributions reinvested	36,575	887,403
Redeemed	(4,434,797)	(1,056,531)

Net increase in shares outstanding	2,619,140	2,143,393

Class A
Sold	246,334	25,490
Distributions reinvested	779	7,895
Redeemed	(414,557)	(181,483)

Net decrease in shares outstanding	(167,444)	(148,098)

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

December 31, 2008	16	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005		YEAR ENDED DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$19.71	$20.47		$19.40	$18.45		$16.17
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.11)	(0.22)		(0.16)	(0.14)		(0.17)
Net realized and unrealized gain/(loss) on investments	(7.58)	1.76		1.96	1.91		3.86

Total from Investment Operations	(7.69)	1.54		1.80	1.77		3.69

LESS DISTRIBUTIONS:
From investment income	(0.04)	—		—	—		—
From capital gains	—	(2.30)		(0.75)	(0.82)		(1.41)

Total Distributions	(0.04)	(2.30)		(0.75)	(0.82)		(1.41)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00	(b)	0.02	0.00	(b)	0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(7.73)	(0.76)		1.07	0.95		2.28

NET ASSET VALUE, END OF PERIOD	$11.98	$19.71		$20.47	$19.40		$18.45

TOTAL RETURN	(39.02)%	7.36%		9.34%	9.63%		22.77%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$202,874	$386,404		$407,848	$323,125		$187,230
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(0.60)%	(1.05)%		(0.79)%	(0.96)%		(1.21)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.65%	1.71	%(d)	1.69%	1.73	%(c)	1.78%
Operating expenses excluding reimbursement/waiver	n/a	n/a		1.71%	1.98%		1.80%
PORTFOLIO TURNOVER RATE	313%	232%		210%	181%		207%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective July 1, 2005, the net expense limitation changed from 1.89% to 1.69%.

(d) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	17	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$20.27	$20.93		$19.77	$18.71	$16.31
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.07)	(0.16)		(0.05)	(0.08)	(0.07)
Net realized and unrealized gain/(loss) on investments	(7.79)	1.80		1.95	1.96	3.88

Total from Investment Operations	(7.86)	1.64		1.90	1.88	3.81

LESS DISTRIBUTIONS:
From investment income	(0.04)	—		—	—	—
From capital gains	—	(2.30)		(0.75)	(0.82)	(1.41)

Total Distributions	(0.04)	(2.30)		(0.75)	(0.82)	(1.41)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00	(b)	0.01	0.00 (b)	0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(7.90)	(0.66)		1.16	1.06	2.40

NET ASSET VALUE, END OF PERIOD	$12.37	$20.27		$20.93	$19.77	$18.71

TOTAL RETURN	(38.78)%	7.67%		9.63%	10.08%	23.31%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$141,442	$178,787		$139,716	$34,442	$10,491
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(0.25)%	(0.70)%		(0.47)%	(0.53)%	(0.76)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.30%	1.37	%(c)	1.34%	1.34%	1.34%
Operating expenses excluding reimbursement/waiver	n/a	n/a		1.39%	1.66%	1.48%
PORTFOLIO TURNOVER RATE	313%	232%		210%	181%	207%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

December 31, 2008	18	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	PERIOD ENDED DECEMBER 31, 2005(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.75	$20.49		$19.41	$17.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.22)	(0.28)		(0.22)	(0.10)
Net realized and unrealized gain/(loss) on investments	(7.48)	1.84		2.02	3.20

Total from Investment Operations	(7.70)	1.56		1.80	3.10

LESS DISTRIBUTIONS:
From investment income	(0.04)	—		—	—
From capital gains	—	(2.30)		(0.75)	(0.82)

Total Distributions	(0.04)	(2.30)		(0.75)	(0.82)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00	(c)	0.03	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(7.74)	(0.74)		1.08	2.28

NET ASSET VALUE, END OF PERIOD	$12.01	$19.75		$20.49	$19.41

TOTAL RETURN(d)	(38.99)%	7.45%		9.39%	18.13	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,637	$10,934		$14,379	$23,090
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(0.60)%	(0.96)%		(0.71)%	(0.82	)%(f)
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.61%	1.62	%(i)	1.59%	1.69	%(f)(g)
Operating expenses excluding reimbursement/waiver	n/a	n/a		1.59%	1.92	%(f)
PORTFOLIO TURNOVER RATE	313%	232%		210%	181	%(h)

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) The Fund began offering Class A shares on May 2, 2005.

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective July 1, 2005, the net expense limitation changed from 1.89% to 1.69%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

(i) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	19	December 31, 2008

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2008, the Trust has 32 registered funds. This annual report describes one portfolio offered by the Trust. The accompanying financial statements and financial highlights are those of the Forward Small Cap Equity Fund (prior to May 1, 2008, known as the Forward Hoover Small Cap Equity Fund) (the “Fund”). The Fund seeks to achieve high total returns and invest primarily in the equity securities of companies that have small market capitalization and offer future growth potential.

The Fund offers Investor Class, Institutional Class and Class A shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A shares are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A shares of the Fund for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the shares are sold within eighteen months, in accordance with the Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

The Fund may invest a high percentage of its assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate in investments in a particular sector.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are

December 31, 2008	20

Notes to Financial Statements

calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Cash Management Transactions: The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, world class commercial bank. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102%

21	December 31, 2008

Notes to Financial Statements

of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Brown Brothers Investment Trust Securities Lending Investment Fund. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. At December 31, 2008, the Fund had no securities on loan.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Fair Value Measurements: The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Quoted prices in active markets for identical investments

Level 2—Other significant observable inputs (including quoted prices for similar

December 31, 2008	22

Notes to Financial Statements

investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008.

VALUATION INPUTS	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)
Level 1—Quoted Prices	$341,170,997	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$341,170,997	—

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.

For the year ended December 31, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Fund recharacterizes distributions received from Real Estate Investment Trust (“REITs”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

23	December 31, 2008

Notes to Financial Statements

As of and during the period ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. Expenses that are common to all Funds in the Trust generally are allocated among the Funds in the Trust by proportion to their average daily net assets. The Fund offers multiple share classes and all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield.

ReFlow Transactions: The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management” or the “Advisor”), the investment advisor to the Fund.

December 31, 2008	24

Notes to Financial Statements

In light of this, the Board of Trustees has adopted certain procedures to govern the Fund’s participation in ReFlow. ReFlow fees that were incurred by the Fund during the year ended December 31, 2008 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2008, based on the Fund’s average daily net assets: 1.05% on assets up to and including $500 million and 1.00% on assets over $500 million.

The Trust and Forward Management have entered into an investment sub-advisory agreement with Hoover Investment Management Co., LLC (“Hoover” or the “Sub-Advisor”) for the Fund. Pursuant to this agreement, the Sub-Advisor provides investment sub-advisory services to the Fund and is entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates based on the Fund’s average daily net assets of 0.70% on assets up to and including $100 million and 0.55% on assets over $100 million.

Expense Limitations

In previous years, the Advisor had agreed to limit the total expenses of the classes of the Fund, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Fund will reimburse the Advisor for any fee waivers made by the Advisor, provided that any such reimbursements made by a Fund to the Advisor will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. During the year ended December 31, 2008, the Advisor had not agreed to limit the expenses of the Fund.

For the year ended December 31, 2008, there were no fee waivers and recoupment of previously waived fees for the Fund.

At December 31, 2008, the balance of recoupable expenses for the Fund were as follows:

CLASS	2006	2007	2008	TOTAL
Investor Class	$90,296	N/A	N/A	$90,296
Institutional Class	13,607	N/A	N/A	13,607
Class A	744	N/A	N/A	744

4. Distribution Plans and Shareholder Services Plans

The Fund has adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan”). Under the Distribution Plan for the Investor Class shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.25% of the average daily net assets attributable to Investor Class shares. Under the Distribution Plan for the Class A shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.35% of the average daily net assets attributable to Class A shares.

In addition, the Fund has adopted a shareholder services plan (the “Shareholder Services Plan”) for Investor Class, Institutional Class and Class A shares that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, and up to 0.20% of the Fund’s average daily net assets attributable to Class A shares, effective May 1, 2008. Prior to May 1, 2008,

25	December 31, 2008

Notes to Financial Statements

the Shareholder Services Plan allowed payment of shareholder servicing fees by Investor Class and Class A shares at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Investor Class or Class A shares. Prior to May 1, 2008, the Shareholder Services Plan for the Institutional Class shares of the Fund did not allow shareholder services fees.

The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations. For the year ended December 31, 2008, Institutional Class shares of the Fund were not subject to distribution fees.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Fund’s administrator.

AFS serves as the Fund’s transfer agent and dividend paying agent.

Brown Brothers Harriman & Co. (“BBH”) is the Fund’s custodian.

5. Trustees

The overall responsibility for oversight of the Fund rests with the Board of Trustees of the Trust. As of December 31, 2008, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). Effective September 1, 2008, the Trust pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone and $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. The interested Trustee receives no compensation from the Trust.

Prior to September 1, 2008, the Trust paid each Independent Trustee a retainer fee in the amount of $14,000 per year, $6,500 each per regular meeting for attendance in person, $4,000 each per regular meeting for attendance by telephone and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each received a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) received a special retainer fee in the amount of $3,000 per year. The interested Trustee received no compensation from the Trust.

6. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trust-

December 31, 2008	26

Notes to Financial Statements

ees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2008, 5% or greater of any class of the Fund’s outstanding equity securities:

CLASS	NAME	PERCENTAGE
Investor Class	Charles Schwab & Co., Inc.	29.19%
	National Financial Services, Corp.	15.07%
	SEI Private Trust Co.	8.46%
	New York Life Trust Co.	7.98%

Institutional Class	Prudential Investment Management	49.32%
	Charles Schwab & Co., Inc.	14.43%
	National Financial Services, Corp.	5.29%

Class A	Sutton Place Associates, LLC	33.44%
	JPMorgan Chase Bank	23.22%
	AST Capital Trust Co.	13.75%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

8. Purchases and Sales of Investments

Purchases and sales of investment securities, excluding temporary short-term securities, were $1,497,406,936 and $1,498,303,193, respectively, during the year ended December 31, 2008.

9. Tax Basis Information

Reclassifications: At December 31, 2008, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in book and tax distributions and treatment of net investment loss. These reclassifications were as follows:

Decrease Paid In-Capital	$(3,327,848)
Increase Accumulated Net Investment Income	3,327,848

Included in the amount reclassified was a net operating loss offset to Paid In-Capital of $2,208,649.

Tax Basis of Investments: At December 31, 2008, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

Cost of Investments	$343,983,986
Gross Unrealized Appreciation	$26,517,074
Gross Unrealized Depreciation	(29,330,063)

Net Unrealized Depreciation	$(2,812,989)

27	December 31, 2008

Notes to Financial Statements

Post October Loss: Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Fund elected to defer capital losses occurring between November 1, 2008 and December 31, 2008 in the amount of $67,868,898.

Capital Loss Carryforwards: At December 31, 2008, the Fund had available for Federal income tax purposes unused capital losses of $88,793,562, which expire December 31, 2016.

Tax Basis of Distributable Earnings: At December 31, 2008, the following components of accumulated earnings on a tax basis were as follows:

Post-October losses	$(67,868,898)
Accumulated capital loss carryforwards	(88,793,562)
Net unrealized depreciation on investments	(2,812,989)

Total distributable earnings	$(159,475,449)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the year ended December 31, 2008, was characterized as follows:

Ordinary Income	$1,119,299
Long-Term Capital Gain	0

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to the Fund.

11. New Accounting Standards

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

December 31, 2008	28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Small Cap Equity Fund (formerly known as Forward Hoover Small Cap Equity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Small Cap Equity Fund (formerly known as Forward Hoover Small Cap Equity Fund, the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 23, 2009

29	December 31, 2008

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund had no long-term capital gains dividends to designate.

December 31, 2008	30

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the investment Advisory Agreement and sub-Advisory Agreement for management of the Funds.

At an in-person meeting of the Board held on September 16, 2008, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), approved the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management and the Trust on behalf of the Forward Small Cap Equity Fund (the “Fund,” and together with the other existing series of the Trust, the “Funds”).

Also at the September 16, 2008 meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the Amended and Restated Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, Forward Management and Hoover Investment Management Co., LLC (the “Sub-Advisor”) on behalf of the Fund. Forward Management employs the Sub-Advisor pursuant to the Sub-Advisory Agreement for the day-to-day management of the Fund.

Collectively, the Advisory Agreement and Sub-Advisory Agreement are referred to herein as the “Agreements.”

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Fund, requested information to enable the Trustees to evaluate the terms of the Agreements. In response, Forward Management and the Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of each Agreement, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding Forward Management and the Sub-Advisor, and information about the personnel providing investment management and administrative services to the Fund. In addition, during the course of each year, the Trustees receive a wide variety of materials relating to the services provided by Forward Management and the Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisor to the Fund.

Discussed below are the factors the Board considered in approving the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and the Sub-Advisor; (ii) the investment performance of the Fund and the Sub-Advisor; (iii) the reasonableness of investment advisory compensation to

31	December 31, 2008

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and the Sub-Advisor from their relationship with the Fund; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of Forward Management and the Sub-Advisor to provide an appropriate level of support and resources to the Fund and whether Forward Management and the Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and the Sub-Advisor as it relates to their ability to provide services to the Fund.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Fund and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Fund by, Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Fund, including the measures taken by Forward Management to assist the Fund in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisor.

Sub-Advisory Agreement. The Board considered the benefits to shareholders of continuing to retain the Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by the Sub-Advisor. The Board considered that the Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided or expected to be provided to the Fund over both the short and long term and the organizational depth and stability of the Sub-Advisor, including the background and experience of the Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Fund by the portfolio management team. In this connection, the Board has received presentations from portfolio management personnel from the

December 31, 2008	32

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

Sub-Advisor and has discussed investment results with such personnel. The Board also considered the Sub-Advisor’s compliance operations with respect to the Fund, including the assessment of the Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisor to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Forward Management under the Advisory Agreement and of the Sub-Advisor under the Sub-Advisory Agreement.

Investment Performance

In considering information about the Fund’s historical performance, the Board was provided with a comparative analysis of the performance of the Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisor, the Board also considered that the Sub-Advisor had served as a Sub-Advisor to the Fund since its inception.

The Trustees noted that as a general matter the Fund had periods of outperformance compared to its respective benchmark index and peer groups over time. Specifically, the Board noted that the Fund outperformed its peer group median for the one-year, three-year and five-year periods ended June 30, 2008.

Performance information for each class of shares of the Fund, including performance relative to the Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board determined, after consideration of the performance and strategy for the Fund, that the Sub-Advisor should continue to serve under the Sub-Advisory Agreement subject to supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Fund, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed a strong balance sheet with an operating loss for more recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust, including the Fund, for certain operating expenses that exceeded stated expense limits and that amounts waived or reimbursed by Forward Management in total have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors when necessary.

The Board also considered information regarding the investment management fee charged to the Fund by Forward Management and operating expense comparisons for the Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to the Fund were within the range of the gross investment

33	December 31, 2008

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists of managing the Funds and that Forward Management does not currently manage a significant amount of investment accounts other than the Funds, and so it is not possible to compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management because relevant comparisons are not available. The Board also noted that Forward Management is responsible for compensation of the Funds’ sub-advisor and that the overall expense ratio of each class of shares of the Fund is currently limited by Forward Management pursuant to contractual expense limitation agreements.

The Board concluded that Forward Management’s profitability with respect to the Fund was not excessive and that the advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Sub-Advisory Agreement. With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the advisory fees charged by the Sub-Advisor to its other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that the sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and the Sub-Advisor.
The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Sub-Advisory Agreement because the Sub-Advisor managed assets other than the Fund and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Additionally, with respect to profitability, the Board considered that the Sub-Advisor’s fees will be paid by Forward Management and not the Fund, at a rate negotiated between Forward Management and the Sub-Advisor. Based on the prior information provided and the nature of the negotiation underlying the Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the Fund was not excessive and that the sub-advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Economies of scale

The Board considered the potential of Forward Management and the Fund to experience economies of scale as the Fund grows in size. The Board concluded that, considering the size and operating history of the Fund and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, and the appropriateness of management fees payable to Forward Management, in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Fund, including the fees paid by the Fund to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Fund’s participation in ReFlow, a program

December 31, 2008	34

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Fund include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

The Board considered any benefits to be derived by the Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. In this connection, the Board has received regular reports from the Advisor and the Sub-Advisor regarding its soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisor as a result of the Sub-Advisor’s relationship with the Trust. The Board concluded that any potential benefits to be derived by the Sub-Advisor from its relationship with the Fund included potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement.

35	December 31, 2008

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 999-6809.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 61	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006) Director of The Walnut Management Co (2008 to present).	31	None

Donald O’Connor Age: 72	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	31	Trustee of the Advisors Series Trust (15) (1997 to present).

December 31, 2008	36

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 78	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present).	31	Trustee, Brandes Institutional International Fund (May 1995 to present); Trustee, RREEF America III (December 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Brandes Sep Man Acct Reserve Trust (February 2005 to present); Trustee, PCG Private Equity Fund, (March 1994 to present).

37	December 31, 2008

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 46	President, Trustee	Since 2001+	Chief Executive Officer of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); Chief Executive Officer and Director, ReFlow Fund, an investment services company (2002 to present); Chief Executive Officer, Sutton Place Management, an investment management company (2001 to present); Chief Executive Officer, Sutton Place Associates, LLC, an investment services company, (2001 to present); Chief Executive Officer, FISCOP, LLC, (2001 to present); Chief Executive Officer, Broderick Management, LLC, an investment management company (2001 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	31	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

December 31, 2008	38

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street 11th Floor San Francisco, CA 94104 Age: 59	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street 11th Floor San Francisco, CA 94104 Age: 61	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street 11th Floor San Francisco, CA 94104 Age: 60	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

39	December 31, 2008

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardfunds.com

Emerging Markets

Forward Emerging Markets Fund

International

Forward International Equity Fund

Forward International Small Companies Fund

Core

Forward Large Cap Equity Fund

Small Cap

Forward Banking and Finance Fund

Forward Growth Fund

Forward Small Cap Equity Fund

Forward Mini-Cap Fund

Forward Legato Fund

Alternative Strategies

Forward Long/Short Credit Analysis Fund

Forward International Fixed Income Fund

Forward Real Estate Fund

Printed on recycled paper using soy-based inks.

FWD001877 030110

Annual Report

Forward Mini-Cap Fund

December 31, 2008

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2008

1

Shareholder Update	December 31, 2008

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

I write this letter in the aftermath of one of the most difficult years investors have faced in our lifetime. As I look for answers in a maelstrom of market turmoil, one word continues to surface in my thoughts —transparency. Webster’s Dictionary defines transparent as being free from pretense or deceit, as well as characterized by visibility or accessibility of information, especially concerning business practices. At Forward, transparency is one of our core values, and we strive to be open and transparent in all of our dealings with shareholders.

Some have likened the impact of these cataclysmic failures to that of an asteroid hitting Wall Street. Like the asteroid that devastated the Yucatan peninsula 65 million years ago, this most recent impact will cause an extinction of those denizens unable to adapt to the changed environment. However, new species will adapt and eventually flourish. Clearly one of the ways that firms must adapt is to become more open, accessible and transparent with investors. Investors must have an informed view of the risks and exposures they face when participating in the capital markets.

After a year where stocks went down, bonds went down, commodities went down, hedge funds lost money and certain imprudent money market funds faced failure, it may be tempting to conclude that there is little benefit in diversification. At Forward, we wholeheartedly disagree. While panics do tend to cause mass sell-offs across the various capital markets, when the dust settles, local markets and different asset classes typically return to their own unique rhythms and cycles. Past experience has shown that diversifying across various return patterns and rebalancing assets to an identified level of tolerable risk benefits investors. Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon, and we believe such an evaluation is best undertaken with a financial advisor or an investment professional.

As we remain focused on looking forward, 2008 also has been a year of growth for Forward Funds. In September, we added the Accessor Funds to the Forward Funds family. We now offer investors 31 mutual funds in no-load and load share classes, and we will continue to develop unique offerings in new and emerging asset classes that may contribute to an investor’s overall return and dampen volatility of their investment portfolio.

In fact, we have already launched the Accessor Frontier Markets Fund. This nascent area of the investment landscape is reminiscent of the emerging markets twenty years ago, and we are encouraged by the compelling growth rates of the frontier economies and their historically uncorrelated returns to other assets classes.

December 31, 2008	2

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2008, and thank you for the continued confidence that you place in our Funds.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward Management, LLC

You should consider the investment objectives, risks, charges and expenses of the Accessor Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 882-9612 or by downloading one from www.accessor.com. It should be read carefully before investing.

You should consider the investment objectives, risks, charges and expenses of the Forward Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 999-6809 or by downloading one from www.forwardfunds.com. It should be read carefully before investing.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investing in foreign securities, especially emerging markets will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility and less regulation.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

J. Alan Reid, Jr. is a registered representative of ALPS Distributors, Inc.

Accessor Funds are distributed by SEI Investments Distribution Co., which is not affiliated with Forward Management, LLC.

Forward Funds are distributed by ALPS Distributors, Inc.

3	December 31, 2008

Forward Mini-Cap Fund

During the fourth quarter of 2008, the S&P 500 Index declined 21.9%, and the Dow Jones Industrial Average declined 18.4%, while the Russell 2000 Index declined 26.1%. For the year ended December 31, 2008, the S&P 500 declined 37.0%, while the Dow Jones Industrial Average declined 31.9% and the Russell 2000 declined 33.8%.

For the year, the Fund’s Investor Class shares returned -35.30% and its benchmark, the Russell 2000 Index, returned -33.79%.

In the last months of the year, we continued to reposition the portfolio to less cyclical exposure, in favor of companies where growth can persist in either a strong or weak economy. We continued to lower our Financial and Producer Durables weightings, while adding to the Materials and Processing and Utilities sectors. We seek growth companies, not “defensive” names in these less cyclical industries and sectors, as well as special situations. Successful themes for the full year of 2008 included education, domestic security, aerospace and defense suppliers, energy, health care cost containment, energy infrastructure, suppliers to the telecom industry and consumer turnaround companies. We remain focused on company-specific stocks with accelerating growth catalysts, strong management teams, improving margins and companies whose dividends increase in line with earnings.

As was true during the third quarter and continuing its impact in the fourth quarter, when the Russell exchange-traded funds (Lefts) have sizeable in-flows on up days, active managers tend to perform poorly versus the Index due to their underweighting in lower-quality, illiquid companies; short coverings in these same stocks present another challenge, as does random selling by hedge funds going out of business. We avoid investing in such companies with poor balance sheets, risky futures and small market caps in favor of higher quality, more liquid, niche and market-leading companies with strong return on equity and without a need for external financing. These strong companies have historically assumed leadership one or two quarters into recovery.

In Autos and Transportation, we believe our leading truckers and other companies will benefit as weaker, more leveraged “mom and pops” or smaller companies are forced out of business. We repositioned our Consumer Discretionary weighting, emphasizing business services, dollar stores and auto repair. We maintained our positions in well-financed value restaurants, as consumers are continuing to trade down to quick-serve restaurants. In the Consumer Staples sector, we maintained our weighting during the final quarter of 2008.

We have lowered our weighting in the Financial Services sector. Significant turmoil in the credit markets made this sector very volatile in the last half of 2008. We did maintain our holdings in our more conservative banks and REITs which are not in need of capital. We continue to take a diversified approach in Financials, with some stable dividend generators as well as capital markets companies that will outperform in a market recovery.

We decreased our Health Care weighting during the last quarter. Although healthcare is traditionally considered to be recession resistant, the uncertainty surrounding the new administration priorities of health care and the negative impact of a rising dollar is hampering healthcare performance.

Our strongest performing sector against the benchmark index for the quarter was Materials and Processing. Our weighting increased through the addition of companies providing infrastructure services which will benefit from the proposed government spending program and strong stock performance. In

December 31, 2008	4

Forward Mini-Cap Fund

Materials and Industrials, we are more diversified than usual, at times preferring a basket of two or three stocks rather than one, in order to deflect specific risk and in acknowledgement of uncertainty of the exact direction and beneficiaries of the infrastructure stimulus plan or other specific markets. Dividend yields are high, with low payout ratios in some of the well-established companies.

We maintained an overweight position in the Energy sector. Our investments have strong balance sheets, are in prolific gas plays and should benefit from consolidation of the industry. Over the years, we have found the time to invest in Energy stocks, particularly the well-funded gas producers when oil and gas prices are at their lows. While demand is weak, we expect consolidation of the industry will benefit strongly financed and well-positioned gas producers, and the beneficiaries of any clean energy program.

In the Technology sector, we continue to seek special situations with niche dominance that generates solid earnings growth, while avoiding secondary suppliers. We increased our weighting in Utilities during the quarter and we will continue to seek companies in the Utilities sector which we believe have specific advantages to enhance earnings.

In the midst of unprecedented uncertainty, our investment posture seeks stability consistent with investment opportunity. While underweight Financial Services, our fairly neutral sector positioning allows us to take advantage of a very rotational market. The volatility allows us to opportunistically purchase stocks of niche leading small cap companies within each industry or sector, as measured by market position, return on equity and capital, balance sheet strength and internally generated growth prospects. We are adopting a barbell approach of buying higher-growth companies at discounted multiples compared to their usually stratospheric valuations which we expect to recover rapidly in a market rebound, and also slower-growth companies with consistent earnings and unusually high dividend yields in the 3–4% range with low pay-out ratios and historical dividend growth.

Our investment strategy has always been to avoid companies with assets or liabilities we do not understand, questionable accounting, legal exposure or other imponderable risks and to sell stocks quickly if fundamentals deteriorate. While highly shorted stocks may create upward volatility in the short run, we believe that now is the time to invest in high-quality companies at reduced valuations which we believe will outperform over the next year.

We eschew riskier stocks (bad balance sheets, high multiples) to find “Baby Blue Chips,” self-funding growth companies with strong balance sheets, net cash positions, experienced management and business models which provide operating leverage and cash flow often 1.5 to 2 times earnings and in excess of capital expenditures. Excess free cash flow will benefit shareholders in the form of “pent up” growth (if the company has temporarily slowed down growth), increasing dividends or profitable acquisitions as industries consolidate. Thus, we believe we can find investments which have defensive characteristics as well as potential for strong recovery. As a reminder, current or future portfolio holdings are subject to risk.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses, or taxes.

The S&P 500 Index is a capitalization-weighted index of 500 stocks traded on the NYSE, AMEX and OTC exchanges, and is comprised of industrial, financial, transportation and utility companies.

5	December 31, 2008

Forward Mini-Cap Fund

The Dow Jones Industrial Average (DIJA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the U.S. stock market since October 1, 1928.

It is not possible to invest directly in an index.

Exchange-traded funds (ETFs) are index-based products that allow investors to buy or sell shares of entire portfolios of stock in a single security. It is a type of investment vehicle whose objective is to achieve the same return as a particular market, and is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index.

Valuation is the process of determining the value of an asset or company.

Return on Equity (ROE) is a measure of a corporation’s profitability that reveals how much profit a company generates with the money shareholders have invested.

Baby Blue Chips are nationally recognized, well-established and financially sound small companies. Blue chips generally sell high-quality, widely accepted products and services and they’re known to weather downturns and operate profitably in the face of adverse economic conditions, which helps to contribute to their long record of stable and reliable growth. The name “blue chip” came about because in the game of poker the blue chips have the highest value.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Asset allocation does not protect against risk or assure profit. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

December 31, 2008	6

Forward Mini-Cap Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2008

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

7	December 31, 2008

Forward Mini-Cap Fund

Forward Mini-Cap Fund(b)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2008
Investor Class	-35.30%	-1.74%	4.71%	01/02/03

Institutional Class	-35.04%	-1.30%	0.69%	08/15/03

(a) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2008, the Forward Mini-Cap Fund was known as the Forward Hoover Mini-Cap Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2008	8

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund Form N-Q was filed for the quarters ended March 31, 2008 and September 30, 2008. The Fund Form N-Q is available on the SEC's website at www.sec.gov and may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2008 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

9	December 31, 2008

Forward Mini-Cap Fund(a)

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2008

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/08	ENDING ACCOUNT VALUE 12/31/08	EXPENSE RATIO(b)	EXPENSES PAID DURING PERIOD(c) 07/01/08-12/31/08

FORWARD MINI-CAP FUND(a)
Investor Class

Actual	$1,000.00	$703.70	1.60%	$6.85

Hypothetical	$1,000.00	$1,017.09	1.60%	$8.11
Institutional Class

Actual	$1,000.00	$705.60	1.25%	$5.36

Hypothetical	$1,000.00	$1,018.85	1.25%	$6.34

(a) Prior to May 1, 2008, the Forward Mini-Cap Fund was known as the Forward Hoover Mini-Cap Fund.

(b) Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(c) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

December 31, 2008	10

Portfolio of Investments (Note 10)

Forward Mini-Cap Fund(a)

Shares		Value (Note 2)

COMMON STOCKS: 95.99%
Auto & Transportation: 4.14%

5,000	Alaska Air Group, Inc.(b)	$146,250

12,300	Allegiant Travel Co.(b)	597,411

12,800	Old Dominion Freight Line, Inc.(b)	364,288

		1,107,949

Consumer Discretionary: 21.97%

24,300	99 Cents Only Stores(b)	265,599

29,000	BJ’s Restaurants, Inc.(b)	312,330

9,600	The Buckle, Inc.	209,472

17,600	Carter’s, Inc.(b)	338,976

23,500	Cornell Cos., Inc.(b)	436,865

2,200	Deckers Outdoor Corp.(b)	175,714

24,500	FGX International Holdings, Ltd.(b)	336,630

16,100	The GEO Group, Inc.(b)	290,283

5,000	The Gymboree Corp.(b)	130,450

28,200	Hibbett Sports, Inc.(b)	443,021

29,400	Hot Topic, Inc.(b)	272,538

10,800	J. Crew Group, Inc.(b)	131,760

11,000	Jos. A. Bank Clothiers, Inc.(b)	287,650

18,400	Lululemon Athletica, Inc.(b)	145,912

23,200	Monro Muffler Brake, Inc.	591,600

20,300	Navigant Consulting, Inc.(b)	322,161

13,700	P.F. Chang’s China Bistro, Inc.(b)	286,878

20,100	PriceSmart, Inc.	415,266

20,800	Red Robin Gourmet Burgers, Inc.(b)	350,064

12,700	Volcom, Inc.(b)	138,430

		5,881,599

Consumer Staples: 9.35%

10,200	The Hain Celestial Group, Inc.(b)	194,718

9,300	J & J Snack Foods Corp.	333,684

16,800	Lance, Inc.	385,392

3,300	Nash Finch Co.	148,137

20,700	Peet’s Coffee & Tea, Inc.(b)	481,275

23,900	Spartan Stores, Inc.	555,675

22,700	United Natural Foods, Inc.(b)	404,514

		2,503,395

Shares		Value (Note 2)

Energy: 6.51%

6,600	Bill Barrett Corp.(b)	$139,458

29,700	Carrizo Oil & Gas, Inc.(b)	478,170

3,000	Comstock Resources, Inc.(b)	141,750

24,200	Goodrich Petroleum Corp.(b)	724,790

53,300	TETRA Technologies, Inc.(b)	259,038

		1,743,206

Financial Services: 14.01%

9,100	Advent Software, Inc.(b)	181,727

13,700	American Campus Communities, Inc.	280,576

19,000	Bank of The Ozarks, Inc.	563,160

11,600	Financial Federal Corp.	269,932

4,600	Huron Consulting Group, Inc.(b)	263,442

17,200	KBW, Inc.(b)	395,600

22,900	OMEGA Healthcare Investors, Inc.	365,713

11,800	Piper Jaffray Co., Inc.(b)	469,168

10,600	Signature Bank(b)	304,114

6,900	Stifel Financial Corp.(b)	316,365

25,500	Texas Capital Bancshares, Inc.(b)	340,680

		3,750,477

Health Care: 9.44%

16,900	Abaxis, Inc.(b)	270,907

12,100	Emergent Biosolutions, Inc.(b)	315,931

20,462	Healthcare Services Group, Inc.	325,960

9,500	HMS Holdings Corp.(b)	299,440

9,000	ICU Medical, Inc.(b)	298,260

41,000	IRIS International, Inc.(b)	571,540

27,400	VNUS Medical Technologies, Inc.(b)	444,428

		2,526,466

Materials & Processing: 5.62%

3,000	Ameron International Corp.	188,760

18,800	Barnes Group, Inc.	272,600

4,100	Eagle Materials, Inc.	75,481

35,000	Ennis, Inc.	423,850

8,500	Northwest Pipe Co.(b)	362,185

5,300	Texas Industries, Inc.	182,850

		1,505,726

See Notes to Financial Statements	11	December 31, 2008

Portfolio of Investments (Note 10)

Forward Mini-Cap Fund(a)

Shares		Value (Note 2)
Producer Durables: 8.26%

16,700	Aerovironment, Inc.(b)	$614,727

21,300	American Ecology Corp.	430,899

11,200	Powell Industries, Inc.(b)	325,024

14,100	Robbins & Myers, Inc.	227,997

22,100	Team, Inc.(b)	612,170

		2,210,817

Technology: 15.58%

7,900	American Science & Engineering, Inc.	584,284

20,300	Cogent, Inc.(b)	275,471

15,900	EPIQ Systems, Inc.(b)	265,689

13,500	GeoEye, Inc.(b)	259,605

29,400	j2 Global Communications, Inc.(b)	589,176

44,600	Pegasystems, Inc.	551,256

15,000	SRA International, Inc., Class A(b)	258,750

26,300	Starent Networks Corp.(b)	313,759

28,300	Viasat, Inc.(b)	681,464

26,200	Websense, Inc.(b)	392,214

		4,171,668

Utilities: 1.11%

18,300	Neutral Tandem, Inc.(b)	296,826

	Total Common Stocks (Cost $24,438,038)	25,698,129

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 7.48%
$2,003,600	Wells Fargo- Grand Cayman 0.060%, due 01/02/09	$2,003,600

	Total Short-Term Bank Debt Instruments (Cost $2,003,600)	2,003,600

	Total Investments: 103.47% (Cost $26,441,638)	27,701,729

	Net Other Assets and Liabilities: (3.47)%	(928,543)

	Net Assets: 100.00%	$26,773,186

(a) Prior to May 1, 2008, the Forward Mini-Cap Fund was known as the Forward Hoover Mini-Cap Fund.

(b) Non-income producing security.

Percentages are stated as a percent of net assets.

December 31, 2008	12	See Notes to Financial Statements

Statement of Assets and Liabilities

FORWARD MINI-CAP FUND (a)
ASSETS:
Investments, at value	$27,701,729
Receivable for investments sold	273,899
Receivable for shares sold	67
Interest and dividends receivable	4,398
Other assets	7,431

Total Assets	27,987,524

LIABILITIES:
Payable for investments purchased	842,521
Payable for shares redeemed	269,412
Payable to advisor	15,659
Payable for distribution and service fees	1,420
Payable to trustees	1,903
Payable for chief compliance officer fee	390
Accrued expenses and other liabilities	83,033

Total Liabilities	1,214,338

NET ASSETS	$26,773,186

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$50,085,269
Accumulated net realized loss on investments	(24,572,174)
Net unrealized appreciation on investments	1,260,091

TOTAL NET ASSETS	$26,773,186

INVESTMENTS, AT COST	$26,441,638

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.67
Net Assets	$5,040,279
Shares of beneficial interest outstanding	472,298
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.98
Net Assets	$21,732,907
Shares of beneficial interest outstanding	1,980,201

(a) Prior to May 1, 2008, the Forward Mini-Cap Fund was known as the Forward Hoover Mini-Cap Fund.

See Notes to Financial Statements	13	December 31, 2008

Statement of Operations

For the Year Ended December 31, 2008

FORWARD MINI-CAP FUND(a)
INVESTMENT INCOME:
Interest	$78,968
Dividends	321,259
Securities lending income	25,560

Total Investment Income	425,787

EXPENSES:
Investment advisory fee	726,994
Administrative fee	46,906
Custodian fee	21,755
Legal and audit fee	37,760
Transfer agent fee	37,867
Trustees' fees and expenses	6,022
Registration/filing fees	23,022
Reports to shareholder and printing fees	138,537
Distribution and service fees—Investor Class	21,332
ReFlow fees (Note 2)	30
Chief compliance officer fee	5,419
Other	8,381

Total expenses before waiver	1,074,025
Less fees waived/reimbursed by investment advisor (Note 3)	(187,559)

Total net expenses	886,466

NET INVESTMENT LOSS:	(460,679)

Net realized loss on investments	(21,005,468)
Net change in unrealized depreciation on investments	(6,528,018)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(27,533,486)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,994,165)

(a) Prior to May 1, 2008, the Forward Mini-Cap Fund was known as the Forward Hoover Mini-Cap Fund.

December 31, 2008	14	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD MINI-CAP FUND(a)
	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
Net investment loss	$(460,679)	$(577,396)
Net realized gain/(loss) on investments	(21,005,468)	3,678,266
Net change in unrealized depreciation on investments	(6,528,018)	(5,337,613)

Net decrease in net assets resulting from operations	(27,994,165)	(2,236,743)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(37,907)	—
Institutional Class	(161,957)	—
From net realized gains on investments
Investor Class	—	(945,964)
Institutional Class	—	(9,763,833)

Total distributions	(199,864)	(10,709,797)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,808,153	1,635,406
Issued to shareholders in reinvestment of distributions	22,928	587,268
Cost of shares redeemed	(1,961,928)	(3,389,924)

Net decrease from share transactions	(130,847)	(1,167,250)

Institutional Class
Proceeds from sale of shares	2,452,544	3,489,940
Issued to shareholders in reinvestment of distributions	100,555	7,756,891
Cost of shares redeemed	(39,765,398)	(15,205,767)

Net decrease from share transactions	(37,212,299)	(3,958,936)

Net decrease in net assets	$(65,537,175)	$(18,072,726)

NET ASSETS:
Beginning of period	92,310,361	110,383,087

End of period (including accumulated net investment income of $0 and $0, respectively)	$26,773,186	$92,310,361

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	130,326	83,636
Distributions reinvested	2,205	34,710
Redeemed	(136,066)	(171,974)

Net decrease in shares outstanding	(3,535)	(53,628)

Institutional Class
Sold	164,582	174,573
Distributions reinvested	9,398	447,352
Redeemed	(3,148,706)	(771,011)

Net decrease in shares outstanding	(2,974,726)	(149,086)

(a) Prior to May 1, 2008, the Forward Mini-Cap Fund was known as the Forward Hoover Mini-Cap Fund.

See Notes to Financial Statements	15	December 31, 2008

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Mini-Cap Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$16.62	$19.27		$17.81		$16.26	$14.21
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.14)	(0.19)		(0.16)		(0.20)	(0.19)
Net realized and unrealized gain/(loss) on investments	(5.73)	(0.36)		2.36		2.20	2.41

Total from Investment Operations	(5.87)	(0.55)		2.20		2.00	2.22

LESS DISTRIBUTIONS:
From investment income	(0.08)	—		—		—	—
From capital gains	—	(2.10)		(0.75)		(0.45)	(0.17)

Total Distributions	(0.08)	(2.10)		(0.75)		(0.45)	(0.17)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00	(b)	0.01		0.00 (b)	0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.95)	(2.65)		1.46		1.55	2.05

NET ASSET VALUE, END OF PERIOD	$10.67	$16.62		$19.27		$17.81	$16.26

TOTAL RETURN	(35.30)%	(3.04)%		12.44%		12.28%	15.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$5,040	$7,909		$10,202		$8,741	$7,722
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(1.00)%	(0.85)%		(0.74)%		(1.25)%	(1.41)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.60%	1.60	%(d)	1.78	%(c)	1.99%	1.95%
Operating expenses excluding reimbursement/waiver	1.87%	1.69%		1.78%		1.99%	2.21%
PORTFOLIO TURNOVER RATE	373%	321%		270%		277%	306%

(a) Prior to May 1, 2008, the Forward Mini-Cap Fund was known as the Forward Hoover Mini-Cap Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2006, the net expense limitation changed from 1.99% to 1.79%.

(d) Effective January 2, 2007 to October 31, 2007, there was no expense limitation. Effective November 1, 2007, the expense limitation is 1.60%.

December 31, 2008	16	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Mini-Cap Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$17.03	$19.63		$18.05		$16.38	$14.24
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.17)	(0.09)		(0.02)		(0.11)	(0.09)
Net realized and unrealized gain/(loss) on investments	(5.80)	(0.41)		2.35		2.23	2.40

Total from Investment Operations	(5.97)	(0.50)		2.33		2.12	2.31

LESS DISTRIBUTIONS:
From investment income	(0.08)	—		—		—	—
From capital gains	—	(2.10)		(0.75)		(0.45)	(0.17)

Total Distributions	(0.08)	(2.10)		(0.75)		(0.45)	(0.17)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(6.05)	(2.60)		1.58		1.67	2.14

NET ASSET VALUE, END OF PERIOD	$10.98	$17.03		$19.63		$18.05	$16.38

TOTAL RETURN	(35.04)%	(2.73)%		12.94%		12.92%	16.24%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$21,733	$84,401		$100,181		$31,088	$24,706
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(0.63)%	(0.50)%		(0.19)%		(0.69)%	(0.86)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.25%	1.25	%(d)	1.23	%(c)	1.43%	1.43%
Operating expenses excluding reimbursement/waiver	1.52%	1.36%		1.37%		1.71%	1.87%
PORTFOLIO TURNOVER RATE	373%	321%		270%		277%	306%

(a) Prior to May 1, 2008, the Forward Mini-Cap Fund was known as the Forward Hoover Mini-Cap Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2006, the net expense limitation changed from 1.43% to 1.23%.

(d) Effective January 2, 2007 to March 31, 2007, there was no expense limitation. Effective April 1, 2007, the expense limitation is 1.25%.

See Notes to Financial Statements	17	December 31, 2008

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2008, the Trust has 32 registered funds. This annual report describes one portfolio offered by the Trust. The accompanying financial statements and financial highlights are those of the Forward Mini-Cap Fund (prior to May 1, 2008, known as the Forward Hoover Mini-Cap Fund) (the “Fund”). The Fund seeks to achieve high total returns and invest primarily in the equity securities of companies that have small market capitalization and offer future growth potential.

The Fund offers Investor Class and Institutional Class shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Fund may invest a high percentage of its assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate in investments in a particular sector.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

December 31, 2008	18

Notes to Financial Statements

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Cash Management Transactions: The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved world class commercial bank. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to

19	December 31, 2008

Notes to Financial Statements

termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Brown Brothers Investment Trust Securities Lending Investment Fund. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. At December 31, 2008, the Fund had no securities on loan.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Fair Value Measurements: The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Quoted prices in active markets for identical investments

Level 2—Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

December 31, 2008	20

Notes to Financial Statements

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008.

VALUATION INPUTS	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)
Level 1—Quoted Prices	$27,701,729	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$27,701,729	—

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.

For the year ended December 31, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Fund recharacterizes distributions received from Real Estate Investment Trust (“REITs”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the period ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

21	December 31, 2008

Notes to Financial Statements

The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. Expenses that are common to all Funds in the Trust generally are allocated among the Funds in the Trust by proportion to their average daily net assets. The Fund offers multiple share classes and all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield.

ReFlow Transactions: The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management” or the “Advisor”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Fund’s participation in ReFlow. ReFlow fees that were incurred by the Fund during the year ended December 31, 2008 are recorded in the Statement of Operations.

December 31, 2008	22

Notes to Financial Statements

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at the following annual rate, as of December 31, 2008, based on the Fund’s average daily net assets of 1.05%.

The Trust and Forward Management have entered into an investment sub-advisory agreement with Hoover Investment Management Co., LLC (“Hoover” or the “Sub-Advisor”) for the Fund. Pursuant to this agreement, the Sub-Advisor provides investment sub-advisory services to the Fund and is entitled to receive a fee from Forward Management calculated daily and payable monthly based on the Fund’s average daily net assets of 0.70% on assets up to and including $100 million and 0.55% on assets over $100 million.

Expense Limitations

The Advisor has agreed to limit the total expenses of the classes of the Fund, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Fund will reimburse the Advisor for any fee waivers and expense reimbursements made by the Advisor, provided that any such reimbursements made by the Fund to the Advisor will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. The Advisor has contractually agreed to waive a portion of its fees until April 30, 2009 in amounts necessary to limit the Fund’s operating expenses for Institutional Class shares to an annual rate of 1.25% and for Investor Class shares to an annual rate of 1.60%. Effective February 1, 2008, the Fund has entered into an agreement to reimburse the Investment Advisor for any fee waivers and expense reimbursements made by the Advisor pursuant to the terms described above.

For the year ended December 31, 2008, the fee waivers and recoupment of previously waived fees for the Fund were as follows:

CLASS	FEES WAIVED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Investor Class	$17,208	$0	$17,208
Institutional Class	170,351	0	170,351

At December 31, 2008, the balance of recoupable expenses for the Fund were as follows:

CLASS	2006	2007	2008	TOTAL
Investor Class	$671	$8,745	$17,208	$26,624
Institutional Class	80,625	109,803	170,351	360,779

23	December 31, 2008

Notes to Financial Statements

4. Distribution Plans and Shareholder Services Plans

The Fund has adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan”) for the Investor Class shares of the Fund. Under the Distribution Plan the Fund pays a distribution fee on a monthly basis at an annual rate of up to 0.25% of the average daily net assets attributable to Investor Class shares.

In addition, the Fund has adopted a shareholder services plan (the “Shareholder Services Plan”) for Investor Class and Institutional Class shares of the Fund that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares and up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, effective May 1, 2008. Prior to May 1, 2008, Investor Class shares paid shareholder servicing fees at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Investor Class shares and Institutional Class shares were not subject to shareholder services fees.

The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations. For the year ended December 31, 2008, Institutional Class shares of the Fund were not subject to distribution fees.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Fund’s administrator.

AFS serves as the Fund’s transfer agent and dividend paying agent.

Brown Brothers Harriman & Co. (“BBH”) is the Fund’s custodian.

5. Trustees

The overall responsibility for oversight of the Fund rests with the Board of Trustees of the Trust. As of December 31, 2008, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). Effective September 1, 2008, the Trust pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone and $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. The interested Trustee receives no compensation from the Trust.

Prior to September 1, 2008, the Trust paid each Independent Trustee a retainer fee in the amount of $14,000 per year, $6,500 each per regular meeting for attendance in person, $4,000 each per regular meeting for attendance by telephone and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each received a special retainer fee in the amount of $6,000 per year. The Vice-Chairman of the Audit Committee (if such a Vice-Chairman is appointed) received a special retainer fee in the amount of $3,000 per year. The interested Trustee received no compensation from the Trust.

December 31, 2008	24

Notes to Financial Statements

6. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2008, 5% or greater of any class of the Fund’s outstanding equity securities:

CLASS	NAME	PERCENTAGE
Investor Class	Sutton Place Associates, LLC	33.30%
	Charles Schwab & Co., Inc.	25.35%
	National Financial Services, Corp.	5.02%

Institutional Class	Prudential Investment Management	28.92%
	SEI Private Trust Co.	26.59%
	Charles Schwab & Co., Inc.	21.56%
	National Financial Services, Corp.	5.42%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

8. Purchases and Sales of Investments

Purchases and sales of investment securities, excluding temporary short-term securities, were $237,311,490 and $273,372,910, respectively, during the year ended December 31, 2008.

9. Tax Basis Information

Reclassifications: At December 31, 2008, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in book and tax distributions and treatment of net investment loss. These reclassifications were as follows:

Decrease Paid In-Capital	$(660,543)
Increase Accumulated Net Investment Income	660,543

Included in the amount reclassified was a net operating loss offset to Paid In-Capital of $460,679.

25	December 31, 2008

Notes to Financial Statements

Tax Basis of Investments: At December 31, 2008, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes were as follows:

Cost of Investments	$28,028,422
Gross Unrealized Appreciation	$1,263,230
Gross Unrealized Depreciation	(1,589,923)

Net Unrealized Depreciation	$(326,693)

Post October Loss: Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Fund elected to defer capital losses occurring between November 1, 2008 and December 31, 2008 in the amount of $7,479,008.

Capital Loss Carryforwards: At December 31, 2008, the Fund had available for Federal income tax purposes unused capital losses of $15,506,382, which expire December 31, 2016.

Tax Basis of Distributable Earnings: At December 31, 2008, the following components of accumulated earnings on a tax basis were as follows:

Post-October losses	$(7,479,008)
Accumulated capital loss carryforwards	(15,506,382)
Net unrealized depreciation on investments	(326,693)

Total distributable earnings	$(23,312,083)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the year ended December 31, 2008, was characterized as follows:

Ordinary Income	$199,864
Long-Term Capital Gain	0

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to the Fund.

11. New Accounting Standards

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

December 31, 2008	26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Mini-Cap Fund

(formerly known as Forward Hoover Mini-Cap Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Mini-Cap Fund (formerly known as Forward Hoover Mini-Cap Fund, the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 23, 2009

27	December 31, 2008

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund had no long-term capital gains dividends to designate.

December 31, 2008	28

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the investment Advisory Agreement and sub-Advisory Agreement for management of the Funds.

At an in-person meeting of the Board held on September 16, 2008, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), approved the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management and the Trust on behalf of the Forward Mini-Cap Fund (the “Fund,” and together with the other existing series of the Trust, the “Funds”).

Also at the September 16, 2008 meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the Amended and Restated Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, Forward Management and Hoover Investment Management Co., LLC (the “Sub-Advisor”) on behalf of the Fund. Forward Management employs the Sub-Advisor pursuant to the Sub-Advisory Agreement for the day-to-day management of the Fund.

Collectively, the Advisory Agreement and Sub-Advisory Agreement are referred to herein as the “Agreements.”

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Fund, requested information to enable the Trustees to evaluate the terms of the Agreements. In response, Forward Management and the Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of each Agreement, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding Forward Management and the Sub-Advisor, and information about the personnel providing investment management and administrative services to the Fund. In addition, during the course of each year, the Trustees receive a wide variety of materials relating to the services provided by Forward Management and the Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisor to the Fund.

Discussed below are the factors the Board considered in approving the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and the Sub-Advisor; (ii) the investment performance of the Fund and the Sub-Advisor; (iii) the reasonableness of investment advisory compensation to

29	December 31, 2008

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and the Sub-Advisor from their relationship with the Fund; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of Forward Management and the Sub-Advisor to provide an appropriate level of support and resources to the Fund and whether Forward Management and the Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and the Sub-Advisor as it relates to their ability to provide services to the Fund.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Fund and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Fund by, Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Fund, including the measures taken by Forward Management to assist the Fund in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisor.

Sub-Advisory Agreement. The Board considered the benefits to shareholders of continuing to retain the Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by the Sub-Advisor. The Board considered that the Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided or expected to be provided to the Fund over both the short and long term and the organizational depth and stability of the Sub-Advisor, including the background and experience of the Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Fund by the portfolio management team. In this connection, the Board has received presentations from portfolio management personnel from the

December 31, 2008	30

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

Sub-Advisor and has discussed investment results with such personnel. The Board also considered the Sub-Advisor’s compliance operations with respect to the Fund, including the assessment of the Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisor to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Forward Management under the Advisory Agreement and of the Sub-Advisor under the Sub-Advisory Agreement.

Investment Performance

The Board was provided with a comparative analysis of the performance of the Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisor, the Board also considered that the Sub-Advisor had served as a Sub-Advisor to the Fund since its inception. The Board also noted the need for the Sub-Advisor to adhere to its investment mandate, which could at times have an impact on the Fund’s performance.

The Trustees noted that as a general matter the Fund had periods of both underperformance and comparable performance compared to its respective benchmark index and peer group over time. Specifically, the Board noted that the Fund underperformed its peer group median in the one-year period ended June 30, 2008 but performed comparably to its peer group median in the three-year and five-year periods ended June 30, 2008. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of the Fund with Forward Management and took note of Forward Management’s plan to continue to monitor and address performance.

Performance information for each class of shares of the Fund, including performance relative to the Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board determined to continue to monitor the performance of the Fund and concluded, after consideration of the performance and strategy for the Fund that the Sub-Advisor should continue to serve under the Sub-Advisory Agreement subject to supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Fund, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed a strong balance sheet with an operating loss for more recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust, including the Fund, for certain operating expenses that exceeded stated expense limits and

31	December 31, 2008

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

that amounts waived or reimbursed by Forward Management in total have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors when necessary.

The Board also considered information regarding the investment management fee charged to the Fund by Forward Management and operating expense comparisons for the Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to the Fund were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists of managing the Funds and that Forward Management does not currently manage a significant amount of investment accounts other than the Funds, and so it is not possible to compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management because relevant comparisons are not available. The Board also noted that Forward Management is responsible for compensation of the Funds’ sub-advisor and that the overall expense ratio of each class of shares of the Fund is currently limited by Forward Management pursuant to contractual expense limitation agreements.

The Board concluded that Forward Management’s profitability with respect to the Fund was not excessive and that the advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Sub-Advisory Agreement. With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the advisory fees charged by the Sub-Advisor to its other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that the sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and the Sub-Advisor.

The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Sub-Advisory Agreement because the Sub-Advisor managed assets other than the Fund and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Additionally, with respect to profitability, the Board considered that the Sub-Advisor’s fees will be paid by Forward Management and not the Fund, at a rate negotiated between Forward Management and the Sub-Advisor. Based on the prior information provided and the nature of the negotiation underlying the Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the Fund was not excessive and that the sub-advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Economies of scale

The Board considered the potential of Forward Management and the Fund to experience economies of scale as the Fund grows in size. The Board concluded that, considering the size and operating history of the Fund and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to peri-

December 31, 2008	32

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

odically re-examine whether the Fund had achieved economies of scale, and the appropriateness of management fees payable to Forward Management, in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Fund, including the fees paid by the Fund to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Fund’s participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Fund include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

The Board considered any benefits to be derived by the Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. In this connection, the Board has received regular reports from the Advisor and the Sub-Advisor regarding its soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisor as a result of the Sub-Advisor’s relationship with the Trust. The Board concluded that any potential benefits to be derived by the Sub-Advisor from its relationship with the Fund included potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement.

33	December 31, 2008

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 999-6809.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 61	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006) Director of The Walnut Management Co (2008 to present).	31	None

Donald O’Connor Age: 72	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	31	Trustee of the Advisors Series Trust (15) (1997 to present).

December 31, 2008	34

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 78	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present).	31	Trustee, Brandes Institutional International Fund (May 1995 to present); Trustee, RREEF America III (December 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Brandes Sep Man Acct Reserve Trust (February 2005 to present); Trustee, PCG Private Equity Fund (March 1994 to present).

35	December 31, 2008

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr.**** Age: 46	President, Trustee	Since 2001+	Chief Executive Officer of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); Chief Executive Officer and Director, ReFlow Fund, an investment services company (2002 to present); Chief Executive Officer, Sutton Place Management, an investment management company (2001 to present); Chief Executive Officer, Sutton Place Associates, LLC, an investment services company, (2001 to present); Chief Executive Officer, FISCOP, LLC, (2001 to present); Chief Executive Officer, Broderick Management, LLC, an investment management company (2001 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	31	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

December 31, 2008	36

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street 11th Floor San Francisco, CA 94104 Age: 59	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street 11th Floor San Francisco, CA 94104 Age: 61	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street 11th Floor San Francisco, CA 94104 Age: 60	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

37	December 31, 2008

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardfunds.com

Emerging Markets

Forward Emerging Markets Fund

International

Forward International Equity Fund

Forward International Small Companies Fund

Core

Forward Large Cap Equity Fund

Small Cap

Forward Banking and Finance Fund Forward Growth Fund Forward Small Cap Equity Fund Forward Mini-Cap Fund Forward Legato Fund

Alternative Strategies

Forward Long/Short Credit Analysis Fund

Forward International Fixed Income Fund

Forward Real Estate Fund

Printed on recycled paper using soy-based inks.

FWD001878 030110

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics. The registrant’s Code of Ethics for principal executive and principal financial officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted as referenced above were granted.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, DeWitt Bowman. Mr. Bowman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

The fee information provided for 2007 in paragraphs (a)—(g) pertains to the Forward Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Banking and Finance Fund, the Forward Growth Fund, the Forward Legato Fund, the Forward Opportunities Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Real Estate Fund, the Forward Small Cap Equity Fund, the Forward Mini-Cap Fund and the Sierra Club Stock Fund. The fee information provided for 2008 in paragraphs (a)—(g) pertains to the Forward Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Banking and Finance Fund, the Forward Growth Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Real Estate Fund, the Forward Small Cap Equity Fund and the Forward Mini-Cap Fund (collectively, and together with the Forward Opportunities Fund and the Sierra Club Stock Fund, the “Funds”). The Accessor series of the registrant have disclosed or will disclose this information in a separate Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $352,008 for the fiscal year ended December 31, 2008 and $347,619 for the fiscal year ended December 31, 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2008 and NONE for the fiscal year ended December 31, 2007.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $105,805 for the fiscal year ended December 31, 2008 and $111,960 for the fiscal year ended December 31, 2007.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2008 and NONE for the fiscal year ended December 31, 2007.

(e)(1)

The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established polices and procedures

(“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2008 and NONE for the fiscal year ended December 31, 2007.

(h)

The registrant’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99.(A)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2006, filed electronically with the Securities and Exchange Commission on March 9, 2007.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 6, 2009

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 6, 2009